UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21333

Nuveen Credit Strategies Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    July 31

Date of reporting period:    July 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

31 July 2019

Nuveen

Closed-End Funds

NSL	Nuveen Senior Income Fund
JFR	Nuveen Floating Rate Income Fund
JRO	Nuveen Floating Rate Income Opportunity Fund
JSD	Nuveen Short Duration Credit Opportunities Fund
JQC	Nuveen Credit Strategies Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences.” Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Chairman’s Letter to Shareholders

Dear Shareholders,

In recent months, economic pessimism has been rising. An unexpected escalation in U.S.- China trade tensions and an unpredictable Brexit outcome top the list of geopolitical concerns. Global macroeconomic data shows a further moderation in growth as a result of weaker export and manufacturing activity across the U.S., Europe and Asia. Notably, in the U.S., some of the more historically reliable leading economic indicators have turned bearish. Although these indicators do not predict the timing of an economic downturn, an inverted yield curve, which occurs when yields on long-term Treasury bonds fall below those of short-term Treasury bonds, and contracting manufacturing activity have preceded past U.S. recessions. U.S. economic growth forecasts and corporate earnings outlooks continue to be downgraded. In this environment, equity market volatility has increased while safe-haven assets, including government bonds and gold, have rallied strongly.

While these conditions have contributed to the market’s anxiety and certainly merit watching, it appears the likelihood of a near-term recession remains low. Consumer spending, buoyed by historically low unemployment and modest wage growth, has powered the economic recovery, even as business investment has been lackluster. Additionally, the sectors directly hit by trade, namely manufacturing and commodity-related businesses, represent a much smaller share of the overall economy than in the past. Central bank efforts to extend the economic cycle with lower interest rates encourages business and consumers to borrow at lower rates while markets have been encouraged by the expectation of easier financial conditions. Recession is not necessarily imminent if these factors can provide the economy with a measure of resilience, sustaining growth at a more subdued pace.

Outside the U.S., central banks and governments have been easing monetary conditions and rolling out fiscal spending programs to buffer slowing growth. The European Central Bank is widely expected to announce a stimulus plan at its September meeting, and China’s authorities remain committed to keeping economic growth rates steady with fiscal and monetary policy. Until there is more clarity on trade, however, the markets may experience bouts of risk-on, risk-off sentiment.

The opportunity set may be narrower, but there may still be scope for gains in this environment. Patience and maintaining perspective can help you weather periodic market volatility. We encourage you to work with your financial advisor to assess short-term market movements in the context of your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

September 24, 2019

Portfolio Managers’ Comments

Nuveen Senior Income Fund (NSL)

Nuveen Floating Rate Income Fund (JFR)

Nuveen Floating Rate Income Opportunity Fund (JRO)

Nuveen Short Duration Credit Opportunities Fund (JSD)

Nuveen Credit Strategies Income Fund (JQC)

The Funds’ investment portfolios are managed by Symphony Asset Management, LLC (Symphony), an affiliate of Nuveen, LLC. During the reporting period, Scott Caraher and Jenny Rhee managed NSL, JFR JRO and JSD, while Scott Caraher, Jenny Rhee and Sutanto Widjaja managed JQC.

Effective September 3, 2019 (subsequent to the close of the reporting period), Bernard Wong, CFA, was added as portfolio manager to JQC and Sutanto Widjaja is no longer a portfolio manager to JQC.

Effective May 23, 2019, Scott Caraher and Jenny Rhee were added as portfolio managers to JQC. Jenny Rhee was also added as portfolio manager to NSL, JRO and JFR.

On October 1, 2018, Gunther Stein ceased serving as a portfolio manager for each of the Funds.

Here the team discusses economic and market conditions, their management strategies and the performance of the Funds for the twelve-month reporting period ended July 31, 2019.

What factors affected the U.S. economy and the markets during the twelve-month reporting period ended July 31, 2019?

The U.S. economy reached the tenth year of expansion since the previous recession ended in June 2009, marking the longest expansion in U.S. history. The Bureau of Economic Analysis “second” estimate of gross domestic product (GDP) growth came in at 2.0% (annualized) for the second quarter of 2019, a notable slowdown from 3.1% annualized growth in the first quarter of the year and below the 2.5% growth rate achieved in 2018. Strong consumer and government spending in the April to June 2019 quarter helped sustain the economy’s growth trend, despite weaker exports and reduced business investment.

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.7% in July 2019 from 3.9%

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

in July 2018 and job gains averaged around 187,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 3.2% in July 2019. However, falling energy prices dampened inflation over the past twelve months. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.8% over the twelve-month reporting period ended July 31, 2019 before seasonal adjustment.

Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, despite declining new home sales and housing starts. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 3.1% year-over-year in June 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 1.8% and 2.1%, respectively.

As data pointed to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. Although the Fed had indicated in December 2018 that there could be two more rate hikes in 2019, global growth concerns kept the central bank on the sidelines. As expected by the markets, the Fed left rates unchanged throughout the first half of 2019 while speculation increased that the Fed’s next move would be a rate cut. At the July 2019 policy committee meeting, the Fed announced a 0.25% cut to its main policy rate and that it will stop shrinking its bond portfolio sooner than scheduled. Markets initially registered disappointment with the Fed’s explanation that the rate cut was a “mid-cycle adjustment,” rather than a prolonged easing period.

During the twelve-month reporting period, geopolitical news remained a prominent market driver. Tariff and trade policy topped the list of concerns, most prominently the U.S.-China relations. After several rounds of talks and a series of tariff increases, President Trump and President Xi agreed to another temporary trade truce in late June 2019 that halted additional tariff increases. The July negotiations ended without an agreement, and President Trump announced a 10% tariff on the remaining $300 billion worth of Chinese imports effective in September. (Subsequent to the close of the reporting period, he said the tariffs would be postponed until mid-December). Additionally, the U.S. administration walked back its ban on U.S. companies doing business with Chinese tech giant Huawei. The agreed-upon trade deal between the U.S., Mexico and Canada to replace the North American Free Trade Agreement has yet to be ratified by the national congresses, while President Trump rescinded the threat to impose tariffs on Mexico if the country didn’t take more action to curb illegal immigration. Meanwhile, as agreed in July 2018, the U.S. and the European Union continued to withhold further tariffs. Markets grew increasingly worried that trade conflicts would dampen already slowing global growth, as negative sentiment could inhibit business, consumer and investor confidence and spending.

In the U.K., Prime Minister Theresa May was unable to secure a Brexit deal before the original March 29, 2019 deadline. The European Union extended the deadline to October 31, 2019, and Prime Minister May resigned effective June 7, 2019. As widely expected, Brexit hardliner Boris Johnson was voted leader of the Conservative Party and assumed premiership. Europe also contended with Italy’s eurosceptic coalition government and its challenging fiscal condition, the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey. (Subsequent to the close of the reporting period, Italy’s Prime Minister unexpectedly resigned amid a growing rift with the coalition government over key domestic and fiscal policies.)

Elections around the world also remained a source of uncertainty. Markets continued to closely monitor the new administrations in Brazil and Mexico, as well as Argentina’s upcoming presidential election. (After the close of the reporting period, President Macri, who is considered the market-friendly candidate, suffered a surprising defeat in Argentina’s August primary vote.) In the U.K., the possibility of a no-deal Brexit increased under new Prime Minister Boris Johnson. Europe’s traditional centrist parties lost seats in the Parliamentary elections and populist parties saw marginal gains. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.

The twelve-month reporting period was generally a positive environment for U.S. corporate credit, although there were a few periods of market instability. In particular, the fourth quarter of 2018 saw heavy redemptions from retail mutual funds and exchange-traded funds (ETFs) that caused significant volatility for loans. This was particularly acute within larger, more liquid and higher quality assets. Throughout much of 2019, this trend normalized with loans moving back closer to fair value. This was particularly the case for those assets most affected during the sell-off in the fourth quarter 2018 as these deeply discounted names had more upside. Throughout the reporting period, the market also saw heavy outflows from retail investors. However, loans continued to see strong and consistent demand from institutional investors in particular from the collateralized loan obligation (CLO) market. Meanwhile, high yield funds saw stronger demand during much of the latter part of the reporting period as interest rate risk became more benign amid a more dovish Fed monetary policy that benefits fixed rate high yield bonds.

What strategies were used to manage the Funds during the twelve-month reporting period ended July 31, 2019?

NSL seeks to achieve a high level of current income, consistent with capital preservation by investing primarily in adjustable rate U.S dollar-denominated secured senior loans. The Fund invests at least 80% of its managed assets in adjustable rate senior secured loans. Up to 20% may include U.S. dollar denominated senior loans of non-U.S. borrowers, senior loans that are not secured, other debt securities and equity securities and warrants. The Fund uses leverage.

JFR seeks to achieve a high level of current income by investing in adjustable rate secured and unsecured senior loans and other debt instruments. The Fund invests at least 80% of its managed assets in adjustable rate loans, primarily senior loans, though the loans may include unsecured senior loans and secured and unsecured subordinated loans. At least 65% the Fund’s managed assets must include adjustable rate senior loans that are secured by specific collateral. The Fund uses leverage.

JRO seeks to achieve a high level of current income. The Fund invests at least 80% of its managed assets in adjustable rate loans, primarily senior loans, though the loans may include unsecured senior loans and secured and unsecured subordinated loans. At least 65% of the Fund’s managed assets must include adjustable rate senior loans that are secured by specific collateral. The Fund uses leverage.

JSD seeks to provide current income and the potential for capital appreciation. The Fund invests at least 70% of its managed assets in adjustable rate corporate debt instruments, including senior secured loans, second lien loans and other adjustable rate corporate debt instruments, at least 80% of “assets,” at time of purchase, in loans or securities in the issuing company’s capital structure that are senior to its common equity, including but not limited to debt securities, preferred securities and up to 30% of the Fund’s assets may include other types of debt instruments or short positions consisting primarily of high yield debt. The Fund maintains a portfolio with an average duration that does not exceed two years. The Fund uses leverage.

JQC’s primary investment objective is high current income and its secondary objective is total return. The Fund invests at least 70% of its managed assets in adjustable rate senior secured and second lien loans, at least 80% of “assets,” at time of purchase, in loans or securities in the issuing company’s capital structure that are senior to its common equity, including but not limited to debt securities, preferred securities and up to 30% opportunistically in other types of securities across a company’s capital structure, primarily income-oriented securities such as high yield debt, convertible securities and other forms of corporate debt. The Fund uses leverage.

How did the Funds perform during this twelve-month reporting period ended July 31, 2019?

The tables in the Performance Overview and Holding Summaries section of this report provide total return performance for each Fund for the one-year, five-year, ten-year and/or since inception periods ended July 31, 2019. The Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index.

The Funds’ total returns at NAV for the reporting period are as follows: NSL 1.81%, JFR 2.03%, JRO 1.94%, JSD 1.30% and JQC 3.43%. Over the same period the Credit Suisse Leveraged Loan Index returned 4.10%.

Portfolio Managers’ Comments (continued)

What other Fund factors impacted Fund Performance?

The senior loan portion of the Funds is invested predominantly in first-lien, senior secured corporate loans. Symphony prefers to focus on issuers that have strong asset coverage, defensible businesses and loans of larger issuance size. These loans are generally referred to as broadly syndicated loans. At the beginning of the reporting period, Symphony generally believed that these larger loan issuances offered better risk/return dynamics as the liquidity premium, or spread, between larger loans and smaller loans remained tight. This was further exacerbated following a liquidity driven sell-off late in 2018 which had a more pronounced impact on larger, better quality issuances within the loan market. Throughout the latter half of the reporting period, Symphony continued to focus on these issuances as the market normalized, which benefited these names that were particularly hurt in the volatile period towards the end of 2018.

The Funds also invest in high yield corporate bonds. High yield bonds are typically invested in opportunistically as Symphony sees value in these assets. Many of the same issuers of high yield bonds also have senior loans outstanding and in some cases, Symphony believes that the bonds of these issuers offer a better risk-return trade-off versus the loans. Oftentimes, Symphony will invest in both the loans and the bonds of the same issuer.

The major allocation and security selection performance factors were similar in NSL, JFR, JRO and JSD. During the reporting period, an overweight exposure to BBB rated loans contributed to performance as these higher quality assets outperformed the overall loan market as measured by the Credit Suisse Leveraged Loan Index. The media/telecom sector as well as security selection within the retail sector benefited performance. An underweight to metals and mining and energy sectors also contributed to performance as these cyclical sectors lagged the overall loan market. This was particularly the case for metals and mining names which were the most prominent underperformers within the loan market during the reporting period. The Funds also benefited from their high yield bond exposure, as high yield bonds outperformed loans during the reporting period. For comparison, the Credit Suisse Leveraged Loan Index returned 4.10% while the high yield bond market (as measured by the ICE BofAML High Yield Index) returned 6.94% over the same time period.

Individual securities that contributed to performance included Albertson’s LLC, the grocery store operator, whose loans have benefited from improved sales, reduced debt and a successful issuance of debt to refinance existing liabilities. In addition, the debt of Sprint Corporation was a top contributor as the company was given approval for a proposed merger with another telecom operator. Lastly, the loans of PetSmart benefited performance. PetSmart successfully brought its online business public during the reporting period, which improved the issuer’s fundamental profile.

Several factors contributed to the Funds’ underperformance, including security selection within the financials sector. In particular, the loan of mortgage service company, Walter Investment Management Corporation, detracted from performance. The distressed issuer filed for bankruptcy during the reporting period and has most recently been in the process of looking for buyers for the company. Also detracting from performance were the loans of Catalina Marketing. Catalina has historically been involved in the print coupon business. It is currently in the process of restructuring its business to changing market dynamics. Lastly, the post reorganization equity of Avaya, Inc. detracted from performance for all four of the Funds. The stock of the issuer has been volatile following the issuer’s emergence from bankruptcy. For JSD, the first and second lien loans of education software company Skillsoft Corporation detracted from performance. Skillsoft was downgraded amid high levels of leverage and pending debt maturities. We continue to hold all the positions.

JQC has a differentiated mandate relative to the other Funds. The core loan bucket for JQC is generally comprised of higher credit quality issues and the Fund is generally allocated more toward the high yield market on a relative basis. This relative overweight to high yield bonds benefited the Fund given their general outperformance versus loans during the reporting period. JQC is also less exposed to post reorganization equity positions, generally resulting in lower volatility. Due to these circumstances, it outperformed the other four Funds during the reporting period. Relative to the Credit Suisse Leveraged Loan Index, JQC’s overweight exposure to BBB rated loans contributed to performance during the reporting period as these higher quality assets outperformed the overall loan market.

From a sector perspective, JQC had strong issuer selection within media/telecom, health care, consumer durables and retail, which helped absolute and relative performance. Top issues benefiting the Fund’s return during the reporting period included PetSmart Inc., Revlon Consumer Products Corporation, and iHeart Communications Inc. PetSmart successfully brought its online business public during the reporting period, improving the issuer’s credit fundamental profile. The loans and bonds of Revlon rose on the announcement of good financial performance and a significant cost optimization program. Lastly, cash flows related to the successful restructuring of radio station operator iHeart Communications added to performance during the reporting period. We continue to hold PetSmart Inc., Revlon Consumer Products Corporation and iHeart Communications.

Detracting from performance was security selection predominantly within the financials sector. In particular, the loan of mortgage service company, Walter Investment Management Corporation, detracted from performance. The distressed issuer had filed for bankruptcy during the reporting period and has most recently been in the process of looking for buyers for the company. Also detracting from performance were the loans of Catalina Marketing. Catalina, which has historically been involved in the print coupon business, is in the process of restructuring its business to changing market dynamics. Also of note, the post reorganization equity of Avaya Holdings Corporation, Fieldwood Energy LLC and Harvey Gulf International Marine, Inc. detracted from performance. The stock of Fieldwood Energy LLC has been volatile following the issuer’s emergence from bankruptcy. Exposure to Harvey Gulf International Marine, Inc., which operates service vessels to the offshore drilling industry, detracted from performance amid volatility in the oil market. We continue to hold all of these positions.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through bank borrowings, Term Preferred Shares (Term Preferred) for NSL, JFR, JRO and JSD and reverse repurchase agreements for JQC. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio securities that it has bought with the proceeds of that leverage.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.

The Funds’ use of leverage had a positive impact on total return performance during this reporting period.

During the current fiscal period, NSL, JFR, JRO and JSD used cancellable interest rate swaps in which each Fund received payments based upon pre-determined fixed rates and paid one-month LIBOR plus a fixed spread. After a non-callable period, the swap counterparty owns the right on future monthly dates to terminate the swap at par. The purpose of the cancellable interest rate swap is to convert a fixed rate Term Preferred Share issuance to floating rate, and the cancellation dates of the swap correspond to dates on which the Funds can call the Term Preferred Share issue. Collectively, these interest rate swap contracts had a negligible impact on the Funds’ total return performance during the period.

As of July 31, 2019, the Funds’ percentages of leverage are as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Effective Leverage*	38.15%	37.66%	37.20%	38.56%	37.57%
Regulatory Leverage*	38.15%	37.66%	37.20%	38.56%	29.42%
*

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of reverse repurchase agreements, certain derivatives and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ LEVERAGE

Bank Borrowings

As noted above, the Funds employ leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	August 1, 2018	Draws	Paydowns	July 31, 2019	Average Balance Outstanding	Draws	Paydowns	September 26, 2019
NSL	$114,000,000	$—	$—	$114,000,000	$114,000,000	$—	$—	$114,000,000
JFR	$254,300,000	$10,200,000	$—	$264,500,000	$261,509,863	$—	$—	$264,500,000
JRO	$178,800,000	$—	$—	$178,800,000	$178,800,000	$—	$—	$178,800,000
JSD	$72,000,000	$—	$—	$72,000,000	$72,000,000	$—	$—	$72,000,000
JQC	$561,000,000	$25,000,000	$(106,000,000)	$480,000,000	$495,602,740	$—	$(20,000,000)	$460,000,000

Refer to Notes to Financial Statements, Note 9 – Fund Leverage, Borrowings for further details.

Reverse Repurchase Agreements

As noted previously, in addition to bank borrowings, JQC also utilized reverse repurchase agreements, in which the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
August 1, 2018	Sales	Purchases	July 31, 2019	Average Balance Outstanding	Sales	Purchases	September 26, 2019
$145,000,000	$70,000,000	$(2,000,000)	$213,000,000	$194,890,411	$ —	$ —	$213,000,000

Refer to Notes to Financial Statements, Note 9 – Fund Leverage, Reverse Repurchase Agreements for further details.

Term Preferred Shares

As noted previously, in addition to bank borrowings, the following Funds also issued Term Preferred. The Funds' transactions in Term Preferred are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	August 1, 2018	Issuance	Redemptions	July 31, 2019	Average Balance Outstanding	Issuance	Redemptions	September 26, 2019
NSL	$43,000,000	$—	$—	$43,000,000	$43,000,000	$—	$—	$43,000,000
JFR	$125,200,000	$—	$(10,200,000)	$115,000,000	$118,129,863	$—	$—	$115,000,000
JRO	$84,000,000	$—	$—	$84,000,000	$84,000,000	$—	$—	$84,000,000
JSD	$35,000,000	$—	$—	$35,000,000	$35,000,000	$—	$—	$35,000,000

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details on Term Preferred.

Common Share Information

NSL, JFR, JRO and JSD COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding NSL’s, JFR’s, JRO’s and JSD’s distributions is current as of July 31, 2019. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distribution (Ex-Dividend Date)	NSL	JFR	JRO	JSD
August 2018	$0.0335	$0.0575	$0.0580	$0.1005
September	0.0355	0.0600	0.0605	0.1035
October	0.0355	0.0600	0.0605	0.1035
November	0.0355	0.0600	0.0605	0.1035
December	0.0355	0.0600	0.0605	0.1035
January	0.0355	0.0600	0.0605	0.1035
February	0.0365	0.0615	0.0625	0.1035
March	0.0375	0.0615	0.0625	0.1035
April	0.0375	0.0615	0.0625	0.1035
May	0.0375	0.0615	0.0625	0.1035
June	0.0375	0.0615	0.0625	0.1035
July 2019	0.0375	0.0615	0.0625	0.1035
Total Distributions from Net Investment Income	$0.4350	$0.7265	$0.7355	$1.2390

Current Distribution Rate*	7.63%	7.56%	7.73%	8.09%
*

Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

NSL, JFR, JRO and JSD seek to pay regular monthly dividends out of their net investment income at a rate that reflects their past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by NSL, JFR, JRO and JSD during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

JQC DISTRIBUTION INFORMATION

The following information regarding JQC’s distributions is current as of July 31, 2019.

Effective with JQC’s January 2019 distribution, the Fund has implemented a capital return plan where a supplemental amount is expected to be included in the Fund’s regular monthly distribution. Under this program, the Fund’s regular monthly distribution is expected to include net investment income, return of capital and potentially capital gains for tax purposes.

The figures in the table below provide the sources (for tax purposes) of the Fund’s distributions as of July 31, 2019. These sources include amounts attributable to realized gains and/or returns of capital. The Fund attributes these non-income sources equally to each regular distribution throughout the fiscal year. The information shown below is for the distributions paid on common shares for all months in the current fiscal year. These amounts should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2019 will be made in early 2020 and reported to you on Form 1099-DIV. More details about the tax characteristics of the Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of July 31, 2019

Current Month Percentage of Distributions			Calendar YTD Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital	Total Distributions	Net Investment Income	Realized Gains	Return of Capital
65.4%	0.0%	34.6%	$0.9113	$0.5959	$0.000	$0.3154

The following table provides information regarding Fund distributions and total return performance over various time periods. This information is intended to help you better understand whether Fund returns for the specified time periods were sufficient to meet Fund distributions.

Data as of July 31, 2019

		Annualized			Cumulative
Inception Date	Latest Monthly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	5-Year Return on NAV	Calendar YTD Distributions on NAV	Calendar YTD Return on NAV
6/25/2003	$0.1035	14.63%	3.43%	3.31%	7.29%	9.29%

CHANGE IN METHOD OF PUBLISHING NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

Beginning on or about November 1, 2019, the Nuveen Closed-End Funds will be discontinuing the practice of announcing Fund distribution amounts and timing via press release. Instead, information about the Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders will be posted and can be found on Nuveen’s enhanced closed-end fund resource page, which is at www.nuveen.com/closed-end-fund-distributions, along with other Nuveen closed-end fund product updates. Shareholders can expect regular distribution information to be posted on www.nuveen.com on the first business day of each month. To ensure that our shareholders have timely access to the latest information, a subscribe function can be activated at this link here, or at this web page (www.nuveen.com/en-us/people/about-nuveen/for-the-media).

Common Share Information (continued)

COMMON SHARE EQUITY SHELF PROGRAMS

During the current reporting period, the following Funds were authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (“Shelf Offering”). Under these programs, the Funds, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share. The total amount of common shares authorized under these Shelf Offerings are as shown in the accompanying table.

	JFR		JRO
Additional authorized common shares	12,900,000	*	8,500,000	*
*	Represents additional authorized common shares for the period August 1, 2018 through November 30, 2018.

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Common Shares Equity Shelf Programs and Offering Costs for further details of Shelf Offerings and each Fund’s respective transactions.

COMMON SHARE REPURCHASES

During August 2019 (subsequent to the close of this reporting period), the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of July 31, 2019, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Common shares cumulatively repurchased and retired	15,400	147,593	39,400	—	5,473,400
Common shares authorized for repurchase	3,860,000	5,690,000	4,055,000	1,010,000	13,575,000

During the current reporting period, the following Funds repurchased and retired their common shares at a weighted average price per share and a weighted average discount per share as shown in the following table.

	NSL	JRO	JQC
Common shares repurchased and retired	10,400	20,000	157,700
Weighted average price per common share repurchased and retired	$5.41	$8.82	$7.43
Weighted average discount per common share repurchased and retired	15.29%	16.68%	16.16%

OTHER COMMON SHARE INFORMATION

As of July 31, 2019, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Common share NAV	$6.59	$11.04	$10.94	$16.89	$8.49
Common share price	$5.90	$9.76	$9.70	$15.36	$7.68
Premium/(Discount) to NAV	(10.47)%	(11.59)%	(11.33)%	(9.06)%	(9.54)%
12-month average premium/(discount) to NAV	(11.41)%	(11.19)%	(10.96)%	(8.12)%	(11.21)%

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Senior Income Fund (NSL)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/NSL.

Nuveen Floating Rate Income Fund (JFR)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/JFR.

Nuveen Floating Rate Income Opportunity Fund (JRO)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/JRO.

Nuveen Short Duration Credit Opportunities Fund (JSD)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/JSD.

Nuveen Credit Strategies Income Fund (JQC)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset

Risk Considerations (continued)

value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Common stock prices have often experienced significant volatility. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/JQC.

THIS PAGE INTENTIONALLY LEFT BLANK

NSL	Nuveen Senior Income Fund Performance Overview and Holding Summaries as of July 31, 2019

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
NSL at Common Share NAV	1.81%	3.84%	8.50%
NSL at Common Share Price	3.60%	3.63%	8.74%
Credit Suisse Leveraged Loan Index	4.10%	4.02%	5.94%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	147.2%
Corporate Bonds	8.9%
Common Stocks	3.0%
Common Stock Rights	0.1%
Convertible Bonds	0.0%
Warrants	0.1%
Short-Term Investment Companies	5.3%
Other Assets Less Liabilities	(3.1)%
Net Assets Plus Borrowings and Term Preferred Shares, net of deferred offering costs	161.5%
Borrowings	(44.8)%
Term Preferred Shares, net of deferred offering costs	(16.7)%
Net Assets	100%

Top Five Issuers

(% of total long-term
investments)

Albertson’s LLC	2.7%
Intelsat Jackson Holdings, S.A.	2.7%
Sprint Corporation	2.0%
Dell International LLC	1.9%
Micro Focus International PLC	1.8%

Portfolio Composition

(% of total investments)

Media	10.9%
Software	10.1%
Hotels, Restaurants & Leisure	9.8%
Health Care Providers & Services	5.7%
Diversified Telecommunication Services	5.3%
Communications Equipment	4.5%
Food & Staples Retailing	4.0%
Technology Hardware, Storage & Peripherals	3.1%
IT Services	2.6%
Commercial Services & Supplies	2.5%
Wireless Telecommunication Services	2.3%
Pharmaceuticals	2.1%
Oil, Gas & Consumable Fuels	2.0%
Aerospace & Defense	1.9%
Diversified Consumer Services	1.8%
Road & Rail	1.8%
Professional Services	1.6%
Specialty Retail	1.6%
Airlines	1.4%
Health Care Equipment & Supplies	1.4%
Insurance	1.3%
Other	19.1%
Short-Term Investment Companies	3.2%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	12.2%
BB or Lower	87.7%
N/R (not rated)	0.1%
Total	100%

JFR	Nuveen Floating Rate Income Fund Performance Overview and Holding Summaries as of July 31, 2019

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
JFR at Common Share NAV	2.03%	3.91%	8.08%
JFR at Common Share Price	1.98%	3.35%	8.78%
Credit Suisse Leveraged Loan Index	4.10%	4.02%	5.94%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	141.5%
Corporate Bonds	9.7%
Common Stocks	2.7%
Long-Term Investment Companies	1.7%
Asset-Backed Securities	1.0%
Common Stock Rights	0.1%
Convertible Bonds	0.0%
Warrants	0.1%
Short-Term Investment Companies	7.0%
Other Assets Less Liabilities	(3.5)%
Net Assets Plus Borrowings and Term Preferred Shares, net of deferred offering costs	160.3%
Borrowings	(42.1)%
Term Preferred Shares, net of deferred offering costs	(18.2)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Albertson’s LLC	2.7%
Burger King Corporation	2.3%
Intelsat Jackson Holdings, S.A.	2.2%
Dell International LLC	2.0%
Sprint Corporation	1.8%

Portfolio Composition

(% of total investments)

Hotels, Restaurants & Leisure	10.9%
Media	10.8%
Software	9.1%
Health Care Providers & Services	5.8%
Diversified Telecommunication Services	5.2%
Communications Equipment	4.8%
Food & Staples Retailing	4.0%
Technology Hardware, Storage & Peripherals	2.8%
IT Services	2.6%
Commercial Services & Supplies	2.3%
Wireless Telecommunication Services	2.3%
Pharmaceuticals	2.0%
Oil, Gas & Consumable Fuels	1.6%
Road & Rail	1.6%
Aerospace & Defense	1.5%
Specialty Retail	1.5%
Capital Markets	1.4%
Insurance	1.4%
Diversified Consumer Services	1.4%
Professional Services	1.4%
Other	19.6%
Long-Term Investment Companies	1.1%
Asset-Backed Securities	0.6%
Short-Term Investment Companies	4.3%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	12.9%
BB or Lower	87.0%
N/R (not rated)	0.1%
Total	100%

JRO	Nuveen Floating Rate Income Opportunity Fund Performance Overview and Holding Summaries as of July 31, 2019

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
JRO at Common Share NAV	1.94%	3.85%	8.74%
JRO at Common Share Price	2.19%	2.33%	9.19%
Credit Suisse Leveraged Loan Index	4.10%	4.02%	5.94%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	142.0%
Corporate Bonds	9.4%
Common Stocks	3.0%
Asset-Backed Securities	0.6%
Common Stock Rights	0.1%
Convertible Bonds	0.0%
Warrants	0.1%
Short-Term Investment Companies	8.2%
Other Assets Less Liabilities	(4.4)%
Net Assets Plus Borrowings and Term Preferred Shares, net of deferred offering costs	159.0%
Borrowings	(40.3)%
Term Preferred Shares, net of deferred offering costs	(18.7)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Burger King Corporation	2.5%
Intelsat Jackson Holdings, S.A.	2.4%
Albertson’s LLC	2.3%
Dell International LLC	2.0%
Scientific Games Corp.	1.6%

Portfolio Composition

(% of total investments)

Media	11.3%
Hotels, Restaurants & Leisure	11.2%
Software	9.6%
Health Care Providers & Services	5.9%
Diversified Telecommunication Services	5.1%
Communications Equipment	4.7%
Food & Staples Retailing	3.6%
IT Services	2.9%
Technology Hardware, Storage & Peripherals	2.8%
Commercial Services & Supplies	2.5%
Wireless Telecommunication Services	2.0%
Pharmaceuticals	2.0%
Oil, Gas & Consumable Fuels	1.8%
Road & Rail	1.7%
Aerospace & Defense	1.7%
Diversified Consumer Services	1.6%
Capital Markets	1.5%
Building Products	1.5%
Specialty Retail	1.4%
Other	19.8%
Asset-Backed Securities	0.4%
Short-Term Investment Companies	5.0%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	12.5%
BB or Lower	87.4%
N/R (not rated)	0.1%
Total	100%

JSD	Nuveen Short Duration Credit Opportunities Fund Performance Overview and Holding Summaries as of July 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2019

	Average Annual
	1-Year	5-Year	Since Inception
JSD at Common Share NAV	1.30%	4.15%	5.95%
JSD at Common Share Price	(0.30)%	4.18%	4.59%
Credit Suisse Leveraged Loan Index	4.10%	4.02%	4.50%

Since inception returns are from May 25, 2011. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	146.8%
Corporate Bonds	9.3%
Common Stocks	2.9%
Common Stock Rights	0.2%
Convertible Bonds	0.0%
Warrants	0.1%
Short-Term Investment Companies	9.1%
Other Assets Less Liabilities	(5.8)%
Net Assets Plus Borrowings and Term Preferred Shares, net of deferred offering costs	162.6%
Borrowings	(42.2)%
Term Preferred Shares, net of deferred offering costs	(20.4)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Albertson’s LLC	3.1%
Intelsat Jackson Holdings, S.A.	2.8%
Scientific Games Corp.	2.0%
CenturyLink, Inc.	1.8%
Sprint Corporation	1.7%

Portfolio Composition

(% of total investments)

Media	10.5%
Software	10.3%
Hotels, Restaurants & Leisure	9.1%
Health Care Providers & Services	6.8%
Diversified Telecommunication Services	4.9%
Food & Staples Retailing	3.8%
Communications Equipment	3.6%
IT Services	3.1%
Oil, Gas & Consumable Fuels	2.8%
Technology Hardware, Storage & Peripherals	2.7%
Commercial Services & Supplies	2.5%
Aerospace & Defense	1.9%
Pharmaceuticals	1.8%
Wireless Telecommunication Services	1.8%
Health Care Equipment & Supplies	1.7%
Specialty Retail	1.6%
Road & Rail	1.5%
Professional Services	1.5%
Capital Markets	1.5%
Airlines	1.4%
Other	19.8%
Short-Term Investment Companies	5.4%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	9.8%
BB or Lower	90.1%
N/R (not rated)	0.1%
Total	100%

JQC	Nuveen Credit Strategies Income Fund Performance Overview and Holding Summaries as of July 31, 2019

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
JQC at Common Share NAV	3.43%	3.31%	8.50%
JQC at Common Share Price	9.33%	4.67%	10.60%
Credit Suisse Leveraged Loan Index	4.10%	4.02%	5.94%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	121.0%
Corporate Bonds	31.8%
Convertible Bonds	2.1%
Common Stocks	1.1%
Common Stock Rights	0.2%
Warrants	0.0%
Short-Term Investment Companies	9.1%
Other Assets Less Liabilities	(5.1)%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	160.2%
Borrowings	(41.7)%
Reverse Repurchase Agreements	(18.5)%
Net Assets	100%

Top Five Issuers

(% of total long-term
investments)

Acelity	1.8%
American Airlines, Inc.	1.7%
Dell International LLC	1.6%
Tribune Media Company	1.4%
Vistra Operation Co.	1.4%

Portfolio Composition

(% of total investments)

Hotels, Restaurants & Leisure	10.3%
Health Care Providers & Services	10.2%
Media	9.5%
Software	8.9%
Diversified Telecommunication Services	3.7%
Health Care Equipment & Supplies	3.1%
Commercial Services & Supplies	2.6%
Wireless Telecommunication Services	2.6%
IT Services	2.5%
Airlines	2.4%
Chemicals	2.0%
Technology Hardware, Storage & Peripherals	2.0%
Food Products	1.8%
Internet Software & Services	1.8%
Personal Products	1.7%
Pharmaceuticals	1.7%
Capital Markets	1.7%
Household Products	1.5%
Professional Services	1.5%
Consumer Finance	1.4%
Real Estate Management & Development	1.3%
Food & Staples Retailing	1.3%
Other	19.0%
Short-Term Investment Companies	5.5%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	14.7%
BB or Lower	84.1%
N/R (not rated)	1.2%
Total	100%

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on April 10, 2019 for NSL, JFR, JRO, JSD and JQC; at this meeting the shareholders were asked to elect Board Members.

	NSL		JFR		JRO		JSD		JQC
	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares	Common Shares
Approval of the Board Members was reached as follows:
Judith M. Stockdale
For	33,979,005	—	49,918,832	—	34,611,891	—	8,917,809	—	97,306,914
Withhold	1,418,487	—	1,578,969	—	2,299,754	—	275,138	—	24,629,925
Total	35,397,492	—	51,497,801	—	36,911,645	—	9,192,947	—	121,936,839
Carole E. Stone
For	34,086,171	—	49,917,933	—	34,692,366	—	8,931,905	—	92,643,282
Withhold	1,311,321	—	1,579,868	—	2,219,279	—	261,042	—	29,293,557
Total	35,397,492	—	51,497,801	—	36,911,645	—	9,192,947	—	121,936,839
Margaret L. Wolff
For	34,017,513	—	49,989,122	—	34,646,845	—	8,922,407	—	97,378,067
Withhold	1,379,979	—	1,508,679	—	2,264,800	—	270,540	—	24,558,772
Total	35,397,492	—	51,497,801	—	36,911,645	—	9,192,947	—	121,936,839
William C. Hunter
For	—	26,728	—	55,000	—	65,719	—	4,619	92,613,820
Withhold	—	50	—	—	—	1,254	—	18,482	29,323,019
Total	—	26,778	—	55,000	—	66,973	—	23,101	121,936,839
Albin F. Moschner
For	—	26,728	—	55,000	—	65,719	—	4,619	—
Withhold	—	50	—	—	—	1,254	—	18,482	—
Total	—	26,778	—	55,000	—	66,973	—	23,101	—

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Nuveen Senior Income Fund

Nuveen Floating Rate Income Fund

Nuveen Floating Rate Income Opportunity Fund

Nuveen Short Duration Credit Opportunities Fund

Nuveen Credit Strategies Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Nuveen Senior Income Fund, Nuveen Floating Rate Income Fund, Nuveen Floating Rate Income Opportunity Fund, Nuveen Short Duration Credit Opportunities Fund and Nuveen Credit Strategies Income Fund (the “Funds”), including the portfolios of investments, as of July 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2019, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2019, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

September 26, 2019

NSL	Nuveen Senior Income Fund Portfolio of Investments July 31, 2019

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 159.3% (96.8% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 147.2% (89.5% of Total Investments) (2)

	Aerospace & Defense – 3.1% (1.9% of Total Investments)

$800	MacDonald, Dettwiler and Associates, Ltd., Term Loan B	4.990%	1-Month LIBOR	2.750%	10/04/24	BB	$727,164
188	Rexnord LLC/ RBS Global, Inc., Term Loan, First Lien	4.234%	1-Month LIBOR	2.000%	8/21/24	BBB–	189,581
3,201	Sequa Corporation, Term Loan B	7.560%	3-Month LIBOR	5.000%	11/28/21	B–	3,166,684
1,152	Sequa Corporation, Term Loan, Second Lien	11.266%	3-Month LIBOR	9.000%	4/28/22	Caa2	1,122,190
1,918	Transdigm, Inc., Term Loan E	4.830%	3-Month LIBOR	2.500%	5/30/25	Ba3	1,906,024
485	Transdigm, Inc., Term Loan F	4.830%	3-Month LIBOR	2.500%	6/09/23	Ba3	483,455
317	Transdigm, Inc., Term Loan G, First Lien	4.830%	3-Month LIBOR	2.500%	8/22/24	Ba3	314,622
8,061	Total Aerospace & Defense						7,909,720

	Air Freight & Logistics – 0.7% (0.4% of Total Investments)

792	PAE Holding Corporation, Term Loan B	7.830%	3-Month LIBOR	5.500%	10/20/22	B+	794,583
1,083	XPO Logistics, Inc., Term Loan B	4.234%	1-Month LIBOR	2.000%	2/24/25	BBB–	1,086,336
1,875	Total Air Freight & Logistics						1,880,919

	Airlines – 2.3% (1.4% of Total Investments)

690	American Airlines, Inc., Replacement Term Loan	4.379%	1-Month LIBOR	2.000%	10/10/21	BB+	690,528
832	American Airlines, Inc., Term Loan 2025	4.061%	3-Month LIBOR	1.750%	6/27/25	BB+	817,134
1,230	American Airlines, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB+	1,227,386
3,260	American Airlines, Inc., Term Loan B	4.325%	1-Month LIBOR	2.000%	12/14/23	BB+	3,249,293
6,012	Total Airlines						5,984,341

	Auto Components – 1.3% (0.8% of Total Investments)

842	DexKo Global, Inc., Term Loan B	5.734%	1-Month LIBOR	3.500%	7/24/24	B1	840,218
1,500	Johnson Controls Inc., Term Loan B	5.734%	1-Month LIBOR	3.500%	4/30/26	Ba3	1,502,348
974	Superior Industries International, Inc., Term Loan B	6.234%	1-Month LIBOR	4.000%	5/22/24	B1	930,437
3,316	Total Auto Components						3,273,003

	Automobiles – 0.5% (0.3% of Total Investments)

500	Caliber Collision, Term Loan B	5.860%	1-Month LIBOR	3.500%	2/05/26	B1	503,750
739	Navistar, Inc., Term Loan B	5.830%	1-Month LIBOR	3.500%	11/06/24	Ba2	741,986
1,239	Total Automobiles						1,245,736

	Beverages – 0.8% (0.5% of Total Investments)

1,932	Jacobs Douwe Egberts, Term Loan B	4.438%	1-Month LIBOR	2.000%	11/01/25	Ba2	1,936,079

	Biotechnology – 1.2% (0.7% of Total Investments)

2,933	Grifols, Inc., Term Loan B	4.599%	1-Week LIBOR	2.250%	1/31/25	BB	2,945,344

	Building Products – 2.1% (1.3% of Total Investments)

894	ACProducts, Inc., Term Loan, First Lien	7.734%	1-Month LIBOR	5.500%	2/15/24	B+	854,128
394	Fairmount, Initial Term Loan	6.313%	3-Month LIBOR	4.000%	6/01/25	BB–	337,002
484	Ply Gem Industries, Inc., Term Loan B	6.119%	1-Month LIBOR	3.750%	4/12/25	B+	474,150
3,681	Quikrete Holdings, Inc., Term Loan B	4.984%	1-Month LIBOR	2.750%	11/15/23	BB–	3,657,788
5,453	Total Building Products						5,323,068

	Capital Markets – 1.8% (1.1% of Total Investments)

752	Capital Automotive LP, Term Loan, First Lien, (DD1)	4.740%	1-Month LIBOR	2.500%	3/25/24	B1	752,035
1,741	Capital Automotive LP, Term Loan, Second Lien	8.234%	1-Month LIBOR	6.000%	3/24/25	B3	1,753,345
2,003	RPI Finance Trust, Term Loan B6	4.234%	1-Month LIBOR	2.000%	3/27/23	BBB–	2,016,287
4,496	Total Capital Markets						4,521,667

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Chemicals – 0.9% (0.6% of Total Investments)

$673	Ineos US Finance LLC, Term Loan	4.258%	2-Month LIBOR	2.000%	4/01/24	BB+	$663,813
779	Mineral Technologies, Inc., Term Loan B2	4.750%	N/A	4.750%	5/07/21	BB+	781,636
912	Univar, Inc., Term Loan B	4.484%	1-Month LIBOR	2.250%	7/01/24	BB+	914,755
2,364	Total Chemicals						2,360,204

	Commercial Services & Supplies – 4.2% (2.5% of Total Investments)

399	ADS Waste Holdings, Inc., Term Loan B	4.599%	1-Week LIBOR	2.250%	11/10/23	BB+	400,212
634	Brand Energy & Infrastructure Services, Inc., Term Loan B, First Lien	6.730%	2-Month LIBOR	4.250%	6/21/24	B–	613,634
110	Education Management LLC, Term Loan A, (5)	0.000%	N/A	N/A	7/02/20	N/R	1,101
159	Education Management LLC, Term Loan B, (5)	0.000%	N/A	N/A	7/02/20	N/R	215
4,018	Formula One Group, Term Loan B, (DD1)	4.734%	1-Month LIBOR	2.500%	2/01/24	B+	3,978,688
140	Fort Dearborn Holding Company, Inc., Term Loan, First Lien	6.313%	3-Month LIBOR	4.000%	10/19/23	B2	136,474
1,241	GFL Environmental, Term Loan	5.234%	1-Month LIBOR	3.000%	5/30/25	B+	1,233,400
217	Insurance Auto Actions Inc., Term Loan	4.625%	3-Month LIBOR	2.250%	5/22/26	BB	217,867
2,208	iQor US, Inc., Term Loan, First Lien	7.319%	3-Month LIBOR	5.000%	4/01/21	Caa1	2,108,910
250	iQor US, Inc., Term Loan, Second Lien	11.069%	3-Month LIBOR	8.750%	4/01/22	Caa3	201,250
200	KAR Auction Services, Inc., Term Loan B5	4.875%	3-Month LIBOR	2.500%	3/09/23	BB	200,869
1,129	Protection One, Inc., Term Loan	4.984%	1-Month LIBOR	2.750%	5/02/22	BB–	1,129,573
350	Robertshaw US Holding Corp., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B	326,375
169	West Corporation, Incremental Term Loan B1	6.022%	3-Month LIBOR	3.500%	10/10/24	B1	157,175
11,224	Total Commercial Services & Supplies						10,705,743

	Communications Equipment – 4.2% (2.6% of Total Investments)

2,910	Avaya, Inc., Term Loan B	6.575%	1-Month LIBOR	4.250%	12/15/24	B	2,807,358
2,400	CommScope, Inc., Term Loan B	5.484%	1-Month LIBOR	3.250%	4/06/26	Ba1	2,407,200
896	Mitel US Holdings, Inc., Term Loan, First Lien	6.734%	1-Month LIBOR	4.500%	11/30/25	B	874,389
317	MultiPlan, Inc., Term Loan B	5.080%	3-Month LIBOR	2.750%	6/07/23	B+	308,381
1,039	Plantronics, Term Loan B	4.734%	1-Month LIBOR	2.500%	7/02/25	Ba1	1,040,505
3,366	Univision Communications, Inc., Term Loan C5	4.984%	1-Month LIBOR	2.750%	3/15/24	B	3,300,226
10,928	Total Communications Equipment						10,738,059

	Construction & Engineering – 0.9% (0.5% of Total Investments)

950	KBR, Inc, Term Loan B	5.984%	1-Month LIBOR	3.750%	4/25/25	Ba3	956,536
1,320	Traverse Midstream Partners, Term Loan B	6.260%	2-Month LIBOR	4.000%	9/27/24	B+	1,295,732
2,270	Total Construction & Engineering						2,252,268

	Consumer Finance – 0.6% (0.3% of Total Investments)

1,475	Verscend Technologies, Tern Loan B	6.734%	1-Month LIBOR	4.500%	8/27/25	B+	1,484,769

	Containers & Packaging – 0.7% (0.4% of Total Investments)

699	Berry Global, Inc., Term Loan Q	4.629%	1-Month LIBOR	2.250%	10/01/22	BBB–	699,355
1,000	Berry Global, Inc., Term Loan U	4.902%	1-Month LIBOR	2.500%	7/01/26	BBB–	1,000,470
1,699	Total Containers & Packaging						1,699,825

	Distributors – 0.2% (0.2% of Total Investments)

772	SRS Distribution, Inc., Term Loan B	5.484%	1-Month LIBOR	3.250%	5/23/25	B3	749,015

	Diversified Consumer Services – 2.9% (1.8% of Total Investments)

3,514	Cengage Learning Acquisitions, Inc., Term Loan B	6.484%	1-Month LIBOR	4.250%	6/07/23	B	3,395,248
75	Education Management LLC, Elevated Term Loan B, (5)	7.830%	1-Month LIBOR	5.500%	7/02/20	N/R	939
2,702	Houghton Mifflin, Term Loan B, First Lien	5.234%	1-Month LIBOR	3.000%	5/28/21	B	2,596,626
1,493	Refinitiv, Term Loan B	5.984%	1-Month LIBOR	3.750%	10/01/25	B	1,493,433
7,784	Total Diversified Consumer Services						7,486,246

	Diversified Financial Services – 1.1% (0.6% of Total Investments)

650	Blackstone CQP, Term Loan	5.887%	3-Month LIBOR	3.500%	9/30/24	B+	653,455
843	Getty Images, Inc., Initial Dollar Term Loan	6.734%	1-Month LIBOR	4.500%	2/19/26	B2	842,626
375	Lions Gate Entertainment Corp., Term Loan B	4.484%	1-Month LIBOR	2.250%	3/24/25	Ba2	374,801

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments July 31, 2019

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Diversified Financial Services (continued)

$2,148	Walter Investment Management Corporation, Term Loan B, First Lien, (5)	0.000%	N/A	N/A	6/30/22	Ca	$821,636
4,016	Total Diversified Financial Services						2,692,518

	Diversified Telecommunication Services – 8.6% (5.2% of Total Investments)

1,018	CenturyLink, Inc., Initial Term Loan A	4.984%	1-Month LIBOR	2.750%	11/01/22	BBB–	1,019,250
5,528	CenturyLink, Inc., Term Loan B	4.984%	1-Month LIBOR	2.750%	1/31/25	BBB–	5,500,993
3,493	Frontier Communications Corporation, Term Loan B	5.990%	1-Month LIBOR	3.750%	1/14/22	B2	3,458,091
236	Intelsat Jackson Holdings, S.A., Term Loan B4	6.741%	1-Month LIBOR	4.500%	1/02/24	B1	239,273
378	Intelsat Jackson Holdings, S.A., Term Loan B5	6.625%	N/A	6.625%	1/02/24	B1	383,563
1,802	Level 3 Financing, Inc., Term Loan B	4.484%	1-Month LIBOR	2.250%	2/22/24	BBB–	1,806,324
3,474	Numericable Group S.A., Term Loan B13	6.325%	1-Month LIBOR	4.000%	8/14/26	B	3,462,912
1,000	Windstream Corporation, DIP Term Loan	4.740%	1-Month LIBOR	2.500%	2/26/21	BBB–	1,007,500
5,000	Ziggo B.V., Term Loan E	4.825%	1-Month LIBOR	2.500%	4/15/25	B+	4,976,375
21,929	Total Diversified Telecommunication Services						21,854,281

	Electric Utilities – 1.1% (0.6% of Total Investments)

295	EFS Cogen Holdings LLC, Term Loan B	5.580%	3-Month LIBOR	3.250%	6/28/23	BB	294,757
600	ExGen Renewables, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B	581,751
1,084	Vistra Operations Co., Term Loan B1	4.234%	1-Month LIBOR	2.000%	8/01/23	BBB–	1,086,718
765	Vistra Operations Co., Term Loan B3	4.330%	3-Month LIBOR	2.000%	12/31/25	BBB–	767,593
2,744	Total Electric Utilities						2,730,819

	Electrical Equipment – 0.4% (0.3% of Total Investments)

1,149	TTM Technologies, Inc., Term Loan B	4.902%	1-Month LIBOR	2.500%	9/28/24	BB+	1,147,292

	Energy Equipment & Services – 0.8% (0.5% of Total Investments)

2,148	McDermott International, Term Loan	7.234%	1-Month LIBOR	5.000%	5/12/25	Ba3	2,057,930

	Equity Real Estate Investment Trust – 1.6% (1.0% of Total Investments)

4,182	Communications Sales & Leasing, Inc., Shortfall Term Loan	7.234%	1-Month LIBOR	5.000%	10/24/22	Caa1	4,076,609

	Food & Staples Retailing – 6.6% (4.0% of Total Investments)

936	Albertson’s LLC, Term Loan B6	5.234%	1-Month LIBOR	3.000%	6/22/23	BB	939,372
10,086	Albertson’s LLC, Term Loan B7	5.234%	1-Month LIBOR	3.000%	11/17/25	BB	10,113,379
827	Hearthside Group Holdings LLC, Term Loan B	5.922%	1-Month LIBOR	3.688%	5/23/25	B	813,762
4,822	US Foods, Inc., Term Loan B	4.234%	1-Month LIBOR	2.000%	6/27/23	BBB–	4,823,700
16,671	Total Food & Staples Retailing						16,690,213

	Food Products – 0.2% (0.1% of Total Investments)

9	American Seafoods Group LLC, Term Loan B	7.250%	Prime	1.750%	8/21/23	BB–	9,023
589	American Seafoods Group LLC, Term Loan B	5.160%	1-Month LIBOR	2.750%	8/21/23	BB–	588,728
598	Total Food Products						597,751

	Health Care Equipment & Supplies – 2.2% (1.4% of Total Investments)

1,433	Acelity, Term Loan B	5.580%	3-Month LIBOR	3.250%	2/02/24	B1	1,439,268
399	Air Methods Term Loan, First Lien, (DD1)	5.830%	3-Month LIBOR	3.500%	4/22/24	B	338,140
566	Greatbatch, New Term Loan B	5.380%	1-Month LIBOR	3.000%	10/27/22	B+	569,569
1,840	Onex Carestream Finance LP, Term Loan, First Lien	7.984%	1-Month LIBOR	5.750%	2/28/21	B1	1,773,493
938	Onex Carestream Finance LP, Term Loan, Second Lien	11.734%	1-Month LIBOR	9.500%	6/07/21	B–	893,262
722	Vyaire Medical, Inc., Term Loan B	7.080%	3-Month LIBOR	4.750%	4/16/25	B3	672,889
5,898	Total Health Care Equipment & Supplies						5,686,621

	Health Care Providers & Services – 9.1% (5.6% of Total Investments)

2,051	Air Medical Group Holdings, Inc., Term Loan B, (DD1)	5.564%	1-Month LIBOR	3.250%	4/28/22	B1	1,992,537
743	Ardent Health, Term Loan, First Lien	6.734%	1-Month LIBOR	4.500%	6/30/25	B1	746,215
692	Brightspring Health, Term Loan B	6.880%	1-Month LIBOR	4.500%	3/05/26	B1	696,648
470	Civitas Solutions, Term Loan B	6.490%	1-Month LIBOR	4.250%	3/09/26	B1	473,105
29	Civitas Solutions, Term Loan C	6.490%	1-Month LIBOR	4.250%	3/09/26	B1	29,459

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Health Care Providers & Services (continued)

$922	Concentra, Inc., Term Loan B	5.210%	3-Month LIBOR	2.750%	6/01/22	B+	$924,271
427	ConvaTec, Inc., Term Loan B	4.580%	3-Month LIBOR	2.250%	10/25/23	BB	427,095
1,082	Envision Healthcare Corporation, Initial Term Loan, (DD1)	5.984%	1-Month LIBOR	3.750%	10/10/25	B+	933,227
348	HCA, Inc., Term Loan B11	4.080%	3-Month LIBOR	1.750%	3/17/23	BBB–	349,435
426	Healogics, Inc., Term Loan, First Lien	6.730%	3-Month LIBOR	4.250%	7/01/21	B3	337,677
459	Heartland Dental Care, Inc., Term Loan, First Lien	5.984%	1-Month LIBOR	3.750%	4/30/25	B2	442,741
10	Heartland Dental Care, Inc., Delay Draw Facility, (6)	3.750%	N/A	3.750%	4/30/25	B2	9,933
1,920	Kindred at Home Hospice, Term Loan B	6.000%	1-Month LIBOR	3.750%	7/02/25	B1	1,933,000
3,404	Lifepoint Health, Inc., Term Loan, (DD1)	6.769%	1-Month LIBOR	4.500%	11/16/25	B+	3,427,924
1,023	Millennium Laboratories, Inc., Term Loan B, First Lien	8.734%	1-Month LIBOR	6.500%	12/21/20	Caa3	463,603
4,080	Pharmaceutical Product Development, Inc., Term Loan B	4.734%	1-Month LIBOR	2.500%	8/18/22	Ba3	4,079,167
1,664	Prospect Medical Holdings, Term Loan B1	7.875%	1-Month LIBOR	5.500%	2/22/24	B	1,662,869
117	Quorum Health Corp., Term Loan B	9.006%	3-Month LIBOR	6.750%	4/29/22	B1	115,727
2,893	Select Medical Corporation, Term Loan B, (DD1)	4.850%	3-Month LIBOR	2.500%	3/06/25	Ba2	2,891,383
1,358	Team Health, Initial Term Loan	4.984%	1-Month LIBOR	2.750%	2/06/24	B	1,193,626
148	Vizient Inc., Term Loan B	4.984%	1-Month LIBOR	2.750%	5/06/26	BB–	148,837
24,266	Total Health Care Providers & Services						23,278,479

	Health Care Technology – 1.4% (0.9% of Total Investments)

3,672	Emdeon, Inc., Term Loan, (DD1)	4.734%	1-Month LIBOR	2.500%	3/01/24	B+	3,670,124

	Hotels, Restaurants & Leisure – 15.7% (9.5% of Total Investments)

1,016	24 Hour Fitness Worldwide, Inc., Term Loan B	5.734%	1-Month LIBOR	3.500%	5/30/25	Ba3	1,018,105
699	Aramark Corporation, Term Loan	4.080%	3-Month LIBOR	1.750%	3/11/25	BBB–	700,662
5,908	Burger King Corporation, Term Loan B3	4.484%	1-Month LIBOR	2.250%	2/16/24	Ba3	5,918,363
3,657	Caesars Entertainment Operating Company, Inc., Term Loan B, (DD1)	4.234%	1-Month LIBOR	2.000%	10/06/24	BB	3,653,772
3,239	Caesars Resort Collection, Term Loan, First Lien, (DD1)	4.984%	1-Month LIBOR	2.750%	12/23/24	BB	3,218,121
1,026	CCM Merger, Inc., Term Loan B	4.484%	1-Month LIBOR	2.250%	8/09/21	BB–	1,028,395
2,157	CityCenter Holdings LLC, Term Loan B	4.484%	1-Month LIBOR	2.250%	4/18/24	BB–	2,164,345
690	ClubCorp Operations, Inc., Term Loan B	5.080%	3-Month LIBOR	2.750%	9/18/24	B	638,250
1,325	Equinox Holdings, Inc., Term Loan B1	5.234%	1-Month LIBOR	3.000%	3/08/24	B+	1,329,369
488	Four Seasons Holdings, Inc., Term Loan B	4.234%	1-Month LIBOR	2.000%	11/30/23	BB	488,909
2,150	Hilton Hotels, Term Loan B2	4.016%	1-Month LIBOR	1.750%	6/22/26	BBB–	2,159,610
2,286	Intrawest Resorts Holdings, Inc., Term Loan B	5.234%	1-Month LIBOR	3.000%	7/31/24	B	2,292,867
1,659	Life Time Fitness, Inc., Term Loan B	5.272%	3-Month LIBOR	2.750%	6/10/22	BB–	1,660,358
1,064	MGM Growth Properties, Term Loan B	4.234%	1-Month LIBOR	2.000%	3/21/25	BB+	1,066,134
500	MGM Resorts International, Term Loan A	4.234%	1-Month LIBOR	2.000%	12/21/23	BB+	498,282
500	PCI Gaming, Term Loan B	5.234%	1-Month LIBOR	3.000%	5/29/26	BB+	504,330
5,616	Scientific Games Corp., Initial Term Loan B5	4.984%	1-Month LIBOR	2.750%	8/14/24	Ba3	5,596,000
877	Seaworld Parks and Entertainment, Inc., Term Loan B5	5.234%	1-Month LIBOR	3.000%	4/01/24	B+	879,333
2,419	Stars Group Holdings, Term Loan B	5.830%	3-Month LIBOR	3.500%	7/10/25	B+	2,430,999
1,713	Station Casino LLC, Term Loan B	4.740%	1-Month LIBOR	2.500%	6/08/23	BB	1,719,084
993	Wyndham International, Inc., Term Loan B	3.984%	1-Month LIBOR	1.750%	5/30/25	BBB–	996,301
39,982	Total Hotels, Restaurants & Leisure						39,961,589

	Household Durables – 0.4% (0.2% of Total Investments)

1,321	Serta Simmons Holdings LLC, Term Loan, First Lien	5.879%	1-Month LIBOR	3.500%	11/08/23	CCC+	909,928

	Household Products – 0.3% (0.2% of Total Investments)

733	Reynolds Group Holdings, Inc., Term Loan, First Lien	4.984%	1-Month LIBOR	2.750%	2/05/23	B+	734,116

	Industrial Conglomerates – 0.3% (0.2% of Total Investments)

741	Education Advisory Board, Term Loan, First Lien	6.381%	6-Month LIBOR	3.750%	11/15/24	B2	735,537

	Insurance – 2.2% (1.3% of Total Investments)

489	Acrisure LLC, Term Loan B	6.772%	3-Month LIBOR	4.250%	11/22/23	B	487,115
2,667	Alliant Holdings I LLC, Term Loan B	5.269%	1-Month LIBOR	3.000%	5/09/25	B	2,635,525

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments July 31, 2019

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Insurance (continued)

$723	Asurion LLC, Term Loan B6	5.234%	1-Month LIBOR	3.000%	11/03/23	Ba3	$725,350
1,642	Hub International Holdings, Inc., Term Loan B	5.281%	3-Month LIBOR	3.000%	4/25/25	B	1,627,502
5,521	Total Insurance						5,475,492

	Interactive Media & Services – 1.0% (0.6% of Total Investments)

1,625	Rackspace Hosting, Inc., Refinancing Term B Loan, First Lien	5.576%	3-Month LIBOR	3.000%	11/03/23	BB–	1,511,965
995	WeddingWire, Inc., Term Loan	6.734%	1-Month LIBOR	4.500%	12/19/25	B+	998,731
2,620	Total Interactive Media & Services						2,510,696

	Internet Software & Services – 1.0% (0.6% of Total Investments)

973	Ancestry.com, Inc., Term Loan, First Lien	5.490%	1-Month LIBOR	3.250%	10/19/23	B	973,312
1,043	Dynatrace, Term Loan, First Lien	5.234%	1-Month LIBOR	3.000%	8/22/25	B1	1,045,899
56	Dynatrace, Term Loan, Second Lien	9.234%	1-Month LIBOR	7.000%	8/21/26	CCC+	56,869
1,109	SkillSoft Corporation, Term Loan, Second Lien	10.506%	3-Month LIBOR	8.250%	4/28/22	CCC	407,519
3,181	Total Internet Software & Services						2,483,599

	IT Services – 4.3% (2.6% of Total Investments)

504	DTI Holdings, Inc., Replacement Term Loan B1	7.008%	2-Month LIBOR	4.750%	9/29/23	B–	465,731
627	Gartner, Inc., Term Loan A	3.984%	1-Month LIBOR	1.750%	3/21/22	BB+	629,395
485	GTT Communications, Inc., Term Loan, First Lien	4.980%	1-Month LIBOR	2.750%	6/02/25	B2	427,452
1,092	Sabre, Inc., Term Loan B	4.234%	1-Month LIBOR	2.000%	2/22/24	BB	1,096,520
427	Science Applications International Corporation, Term Loan B	3.984%	1-Month LIBOR	1.750%	10/31/25	BB+	426,080
2,000	Syniverse Holdings, Inc., Initial Term Loan, Second Lien	11.325%	1-Month LIBOR	9.000%	3/11/24	CCC	1,435,000
1,911	Syniverse Holdings, Inc., Term Loan C , (DD1)	7.325%	1-Month LIBOR	5.000%	3/09/23	B2	1,753,719
1,225	Tempo Acquisition LLC, Term Loan B	5.234%	1-Month LIBOR	3.000%	5/01/24	B1	1,228,369
1,750	Travelport LLC, Term Loan B	7.541%	6-Month LIBOR	5.000%	5/29/26	B+	1,704,605
1,231	West Corporation, Term Loan B	6.522%	3-Month LIBOR	4.000%	10/10/24	B1	1,152,869
728	WEX, Inc., Term Loan B3	4.484%	1-Month LIBOR	2.250%	5/15/26	BB–	729,632
11,980	Total IT Services						11,049,372

	Life Sciences Tools & Services – 0.6% (0.4% of Total Investments)

222	Inventiv Health, Inc, Term Loan B	4.234%	1-Month LIBOR	2.000%	8/01/24	BB	222,334
1,353	Parexel International Corp., Term Loan B, (DD1)	4.984%	1-Month LIBOR	2.750%	9/27/24	B2	1,307,720
1,575	Total Life Sciences Tools & Services						1,530,054

	Machinery – 1.5% (0.9% of Total Investments)

731	BJ’s Wholesale Club, Inc., Term Loan B	5.075%	1-Month LIBOR	2.750%	2/01/24	B	732,967
975	Gardner Denver, Inc., Term Loan B	4.984%	1-Month LIBOR	2.750%	7/30/24	BB+	978,369
829	Gates Global LLC, Term Loan B	4.984%	1-Month LIBOR	2.750%	4/01/24	B+	827,319
943	TNT Crane and Rigging Inc., Initial Term Loan, First Lien, (DD1)	6.830%	3-Month LIBOR	4.500%	11/27/20	CCC+	884,288
500	TNT Crane and Rigging, Inc., Term Loan, Second Lien	11.330%	3-Month LIBOR	9.000%	11/26/21	CCC–	368,750
3,978	Total Machinery						3,791,693

	Marine – 0.5% (0.3% of Total Investments)

395	American Commercial Lines LLC, Term Loan B, First Lien	10.984%	1-Month LIBOR	8.750%	11/12/20	CCC+	259,630
1,024	Harvey Gulf International Marine, Inc., Exit Term Loan	8.743%	3-Month LIBOR	6.000%	7/02/23	B	977,058
1,419	Total Marine						1,236,688

	Media – 13.4% (8.2% of Total Investments)

301	Advantage Sales & Marketing, Inc., Term Loan B2, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B2	279,794
322	Advantage Sales & Marketing, Inc., Term Loan, First Lien	5.580%	3-Month LIBOR	3.250%	7/23/21	B2	299,803
327	Affinion Group Holdings, Inc., Consenting Term Loan, (cash 4.519%, PIK 1.750%)	6.269%	1-Month LIBOR	4.000%	4/10/24	N/R	280,479

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Media (continued)

$729	AMC Entertainment, Inc., Term Loan B, (DD1)	5.230%	6-Month LIBOR	3.000%	4/22/26	Ba2	$730,529
218	Catalina Marketing Corporation, First Out Loan	9.814%	1-Month LIBOR	7.500%	2/15/23	B2	185,096
276	Catalina Marketing Corporation, Last Out PIK Term Loan, (cash 3.314%, PIK 9.500%)	3.314%	1-Month LIBOR	1.000%	8/15/23	Caa2	130,926
235	CBS Radio, Inc., Term Loan B	4.991%	1-Month LIBOR	2.750%	11/18/24	BB	234,988
2,879	Cequel Communications LLC, Term Loan B	4.575%	1-Month LIBOR	2.250%	1/15/26	BB	2,875,433
3,009	Charter Communications Operating Holdings LLC, Term Loan B	4.330%	3-Month LIBOR	2.000%	4/30/25	BBB–	3,018,145
1,232	Cineworld Group PLC, Term Loan B	4.484%	1-Month LIBOR	2.250%	2/28/25	BB–	1,229,654
6,108	Clear Channel Communications, Inc., Exit Term Loan, (DD1)	6.579%	3-Month LIBOR	4.000%	5/01/26	BB–	6,161,608
1,486	CSC Holdings LLC, Term Loan B	4.825%	1-Month LIBOR	2.500%	1/25/26	BB	1,488,095
450	CSC Holdings LLC, Refinancing Term Loan	4.575%	1-Month LIBOR	2.250%	7/17/25	BB	449,437
1,589	Cumulus Media, Inc., Exit Term Loan	6.740%	1-Month LIBOR	4.500%	5/13/22	B	1,603,029
499	EW Scripps, Term Loan B	4.984%	1-Month LIBOR	2.750%	5/01/26	BB	500,309
415	Gray Television, Inc., Term Loan B2	4.582%	3-Month LIBOR	2.250%	2/07/24	BB	415,803
914	IMG Worldwide, Inc., Term Loan B	4.990%	1-Month LIBOR	2.750%	5/18/25	B	892,782
2,042	Intelsat Jackson Holdings, S.A., Term Loan B	5.991%	1-Month LIBOR	3.750%	11/30/23	B1	2,050,937
2,345	McGraw-Hill Education Holdings LLC, Term Loan B	6.234%	1-Month LIBOR	4.000%	5/02/22	B+	2,249,109
965	Meredith Corporation, Term Loan B1	4.984%	1-Month LIBOR	2.750%	1/31/25	BB	969,087
993	Metro-Goldwyn-Mayer, Inc., Term Loan, First Lien	4.740%	1-Month LIBOR	2.500%	7/03/25	BB	990,019
750	Metro-Goldwyn-Mayer, Inc., Term Loan, Second Lien	6.740%	1-Month LIBOR	4.500%	7/03/26	B2	731,250
600	Nexstar Broadcasting, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	600,876
256	Nexstar Broadcasting, Inc., Term Loan B3	4.652%	1-Month LIBOR	2.250%	1/17/24	BB	255,002
1,284	Nexstar Broadcasting, Inc., Term Loan B3	4.491%	1-Month LIBOR	2.250%	1/17/24	BB	1,280,082
842	Sinclair Television Group, Term Loan B2	4.490%	1-Month LIBOR	2.250%	1/03/24	BB+	842,411
1,065	Springer Science & Business Media, Inc., Term Loan B13, First Lien	5.734%	1-Month LIBOR	3.500%	8/15/22	B	1,068,050
517	UPC Financing Partnership, Term Loan AR1, First Lien	4.854%	1-Month LIBOR	2.500%	1/15/26	BB	517,044
1,897	WideOpenWest Finance LLC, Term Loan B	5.519%	1-Month LIBOR	3.250%	8/18/23	B	1,866,789
34,545	Total Media						34,196,566

	Multiline Retail – 1.0% (0.6% of Total Investments)

1,584	Belk, Inc., Term Loan B, First Lien	7.285%	3-Month LIBOR	4.750%	12/12/22	B2	1,290,023
864	EG America LLC, Term Loan, First Lien	6.330%	3-Month LIBOR	4.000%	2/07/25	B	857,046
449	Hudson’s Bay Company, Term Loan B, First Lien	5.638%	1-Month LIBOR	3.250%	9/30/22	BB	449,556
2,897	Total Multiline Retail						2,596,625

	Oil, Gas & Consumable Fuels – 2.9% (1.8% of Total Investments)

1,080	BCP Renaissance Parent, Term Loan B	5.756%	3-Month LIBOR	3.500%	10/31/24	B+	1,081,350
599	California Resources Corporation, Term Loan	12.616%	1-Month LIBOR	10.375%	12/31/21	B	602,931
2,130	California Resources Corporation, Term Loan B	6.991%	1-Month LIBOR	4.750%	12/31/22	B	2,036,812
1,546	Fieldwood Energy LLC, Exit Term Loan	7.506%	3-Month LIBOR	5.250%	4/11/22	B+	1,427,756
1,678	Fieldwood Energy LLC, Exit Term Loan, second Lien	9.506%	3-Month LIBOR	7.250%	4/11/23	B+	1,391,790
820	Peabody Energy Corporation, Term Loan B	4.984%	1-Month LIBOR	2.750%	3/31/25	BB	819,291
7,853	Total Oil, Gas & Consumable Fuels						7,359,930

	Personal Products – 1.4% (0.9% of Total Investments)

1,807	Coty, Inc., Term Loan A, (DD1)	4.360%	1-Month LIBOR	2.000%	4/05/23	BB–	1,730,516
133	Coty, Inc., Term Loan B	4.610%	1-Month LIBOR	2.250%	4/07/25	BB–	128,526
2,173	Revlon Consumer Products Corporation, Term Loan B, First Lien	6.022%	3-Month LIBOR	3.500%	11/16/20	B3	1,780,442
4,113	Total Personal Products						3,639,484

	Pharmaceuticals – 3.3% (2.0% of Total Investments)

583	Alphabet Holding Company, Inc., Initial Term Loan, First Lien	5.734%	1-Month LIBOR	3.500%	9/26/24	B–	552,489
748	Catalent Pharma Solutions, Inc., Dollar Term Loan B2	4.484%	1-Month LIBOR	2.250%	5/18/26	BB	752,804
2,342	Concordia Healthcare Corp, Exit Term Loan	7.825%	1-Month LIBOR	5.500%	9/06/24	B–	2,283,365

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments July 31, 2019

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Pharmaceuticals (continued)

$1,284	Valeant Pharmaceuticals International, Inc., Term Loan B	5.129%	1-Month LIBOR	2.750%	11/27/25	Ba2	$1,285,671
3,474	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	5.379%	1-Month LIBOR	3.000%	6/02/25	Ba2	3,490,604
8,431	Total Pharmaceuticals						8,364,933

	Professional Services – 2.6% (1.6% of Total Investments)

1,184	Ceridian HCM Holding, Inc., Term Loan B	5.234%	1-Month LIBOR	3.000%	4/30/25	B2	1,192,481
750	Dun & Bradstreet Corp., Initial Term Loan	7.241%	1-Month LIBOR	5.000%	2/06/26	B2	755,861
2,047	Nielsen Finance LLC, Term Loan B4, (DD1)	4.367%	1-Month LIBOR	2.000%	10/04/23	BBB–	2,046,306
718	On Assignment, Inc., Term Loan B	4.234%	1-Month LIBOR	2.000%	4/02/25	BB	719,861
2,341	Skillsoft Corporation, Initial Term Loan, First Lien, (DD1)	6.946%	6-Month LIBOR	4.750%	4/28/21	CCC+	1,994,312
7,040	Total Professional Services						6,708,821

	Real Estate Management & Development – 1.6% (0.9% of Total Investments)

1,419	GGP, Initial Term Loan A2	4.484%	1-Month LIBOR	2.250%	8/28/23	BB+	1,381,666
727	Realogy Group LLC, Term Loan A	4.522%	1-Month LIBOR	2.250%	2/08/23	Ba1	709,307
981	Realogy Group LLC, Term Loan B	4.522%	1-Month LIBOR	2.250%	2/08/25	BB+	937,277
969	Trico Group, LLC, Initial Term Loan, First Lien	9.330%	3-Month LIBOR	7.000%	2/02/24	B	936,281
4,096	Total Real Estate Management & Development						3,964,531

	Road & Rail – 3.0% (1.8% of Total Investments)

3,250	Avolon LLC, Term Loan B3	4.022%	1-Month LIBOR	1.750%	1/30/25	Baa2	3,261,945
965	Quality Distribution, Incremental Term Loan, First Lien	7.830%	3-Month LIBOR	5.500%	8/18/22	B–	960,175
873	Savage Enterprises LLC, Term Loan B	6.880%	1-Month LIBOR	4.500%	8/01/25	B+	877,049
2,479	Uber Technologies, Inc., Term Loan	6.325%	1-Month LIBOR	4.000%	4/04/25	B1	2,491,995
7,567	Total Road & Rail						7,591,164

	Semiconductors & Semiconductor Equipment – 1.0% (0.6% of Total Investments)

450	Cabot Microelectronics, Term Loan B	4.500%	1-Month LIBOR	2.250%	11/14/25	BB+	452,241
296	Lumileds, Term Loan B	5.830%	3-Month LIBOR	3.500%	6/30/24	B+	199,553
719	Microchip Technology., Inc, Term Loan B	4.240%	1-Month LIBOR	2.000%	5/29/25	Baa3	719,513
1,070	ON Semiconductor Corporation, Term Loan B3	3.984%	1-Month LIBOR	1.750%	3/31/23	Baa3	1,069,697
2,535	Total Semiconductors & Semiconductor Equipment						2,441,004

	Software – 16.1% (9.8% of Total Investments)

652	Blackboard, Inc., Term Loan B4	7.300%	3-Month LIBOR	5.000%	6/30/21	B–	650,211
3,125	BMC Software, Inc., Term Loan B	6.580%	3-Month LIBOR	4.250%	10/02/25	B	3,012,420
1,000	Compuware Corporation, Term Loan, First Lien	6.234%	1-Month LIBOR	4.000%	8/22/25	B	1,004,859
1,500	Datto, Inc., Term Loan	6.580%	3-Month LIBOR	4.250%	4/02/26	B	1,515,000
898	DiscoverOrg LLC, Term Loan B	6.734%	1-Month LIBOR	4.500%	2/02/26	B	897,189
1,529	Ellucian, Term Loan B, First Lien	5.580%	3-Month LIBOR	3.250%	9/30/22	B	1,530,920
1,502	Epicor Software Corporation, Term Loan B, (DD1)	5.490%	1-Month LIBOR	3.250%	6/01/22	B2	1,501,320
2,432	Greeneden U.S. Holdings II LLC, Term Loan B	5.484%	1-Month LIBOR	3.250%	12/01/23	B2	2,423,692
5,263	Infor (US), Inc., Term Loan B	5.080%	3-Month LIBOR	2.750%	2/01/22	Ba3	5,271,301
1,540	Informatica, Term Loan B	5.484%	1-Month LIBOR	3.250%	8/05/22	B1	1,548,752
973	Kronos Incorporated, Term Loan B	5.579%	3-Month LIBOR	3.000%	11/01/23	B	974,831
437	McAfee Holdings International, Inc., Term Loan, Second Lien	10.741%	1-Month LIBOR	8.500%	9/29/25	B–	443,516
2,133	McAfee LLC, Term Loan B	5.991%	1-Month LIBOR	3.750%	9/30/24	B	2,135,808
617	Micro Focus International PLC, New Term Loan	4.734%	1-Month LIBOR	2.500%	6/21/24	BB–	613,008
4,164	Micro Focus International PLC, Term Loan B	4.734%	1-Month LIBOR	2.500%	6/21/24	BB–	4,139,795
2,614	Micro Focus International PLC, Term Loan B2	4.484%	1-Month LIBOR	2.250%	11/19/21	BB–	2,613,584
929	Misys, New Term Loan, Second Lien, (DD1)	9.446%	1-Month LIBOR	7.250%	6/13/25	CCC+	925,668
1,981	Misys, New Term Loan, First Lien	5.734%	1-Month LIBOR	3.500%	6/13/24	B	1,947,293
252	Mitchell International, Inc., Initial Term Loan, First Lien	5.484%	1-Month LIBOR	3.250%	11/29/24	B2	239,786
300	Mitchell International, Inc., Initial Term Loan, Second Lien	9.484%	1-Month LIBOR	7.250%	12/01/25	CCC	282,750
700	Perforce Software Inc., Term Loan, First Lien	6.734%	1-Month LIBOR	4.500%	7/01/26	B2	699,566
975	RP Crown Parent LLC, Term Loan B	4.984%	1-Month LIBOR	2.750%	10/15/23	B1	974,756

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Software (continued)

$2,034	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B3	4.484%	1-Month LIBOR	2.250%	4/16/25	BB+	$2,036,607
1,385	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B4	4.484%	1-Month LIBOR	2.250%	4/16/25	BB	1,386,598
1,805	TIBCO Software, Inc., Term Loan B	6.390%	1-Month LIBOR	4.000%	6/30/26	B1	1,810,317
500	Ultimate Software, Term Loan, First Lien	6.080%	3-Month LIBOR	3.750%	5/04/26	B	504,648
41,240	Total Software						41,084,195

	Specialty Retail – 2.6% (1.6% of Total Investments)

1,134	Academy, Ltd., Term Loan B	6.402%	1-Month LIBOR	4.000%	7/01/22	CCC+	802,090
295	Neiman Marcus Group Inc., The Cash Pay Extended	8.380%	1-Month LIBOR	6.000%	10/25/23	CCC+	254,066
1,455	Petco Animal Supplies, Inc., Term Loan B1	5.506%	3-Month LIBOR	3.250%	1/26/23	B2	1,133,468
3,175	Petsmart Inc., Term Loan B, First Lien, (DD1)	6.380%	1-Month LIBOR	4.000%	3/11/22	B	3,123,005
1,212	Petsmart Inc., Term Loan B, (DD1)	5.380%	1-Month LIBOR	3.000%	3/11/22	B2	1,167,604
470	Serta Simmons Holdings LLC, Term Loan, Second Lien	10.314%	1-Month LIBOR	8.000%	11/08/24	CCC–	218,402
7,741	Total Specialty Retail						6,698,635

	Technology Hardware, Storage & Peripherals – 5.1% (3.1% of Total Investments)

7,692	Dell International LLC, Refinancing Term Loan B	4.240%	1-Month LIBOR	2.000%	9/07/23	BBB–	7,721,411
5,219	Western Digital, Term Loan B	4.012%	1-Month LIBOR	1.750%	4/29/23	Baa2	5,188,932
12,911	Total Technology Hardware, Storage & Peripherals						12,910,343

	Transportation Infrastructure – 0.8% (0.4% of Total Investments)

498	Atlantic Aviation FBO Inc., Term Loan	5.990%	1-Month LIBOR	3.750%	12/06/25	BB	504,341
741	Ceva Group PLC, Term Loan B	7.330%	3-Month LIBOR	5.000%	8/04/25	B1	652,781
262	Standard Aero, Canadien Term Loan	6.330%	3-Month LIBOR	4.000%	4/06/26	B	264,205
488	Standard Aero, USD Term Loan B	6.330%	3-Month LIBOR	4.000%	4/06/26	B	491,420
1,989	Total Transportation Infrastructure						1,912,747

	Wireless Telecommunication Services – 3.1% (1.9% of Total Investments)

721	Asurion LLC, Term Loan B4	5.234%	1-Month LIBOR	3.000%	8/04/22	Ba3	722,721
1,693	Sprint Corporation, Incremental Term Loan	5.250%	1-Month LIBOR	3.000%	2/02/24	Ba2	1,694,067
5,376	Sprint Corporation, Term Loan, First Lien	4.750%	1-Month LIBOR	2.500%	2/02/24	Ba2	5,371,546
7,790	Total Wireless Telecommunication Services						7,788,334
$384,905	Total Variable Rate Senior Loan Interests (cost $381,164,808)						374,654,719

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 8.9% (5.4% of Total Investments)

	Communications Equipment – 3.1% (1.9% of Total Investments)

$115	Avaya Inc, 144A, (5), (7)			7.000%	4/01/19	N/R	$—
2,895	Avaya Inc, 144A, (5), (7)			10.500%	3/01/21	N/R	—
3,995	Intelsat Jackson Holdings SA			5.500%	8/01/23	CCC+	3,680,394
4,050	Intelsat Jackson Holdings SA, 144A			9.750%	7/15/25	CCC+	4,191,750
11,055	Total Communications Equipment						7,872,144

	Containers & Packaging – 0.9% (0.6% of Total Investments)

2,277	Reynolds Group Issuer Inc			5.750%	10/15/20	B+	2,285,670

	Diversified Telecommunication Services – 0.2% (0.1% of Total Investments)

535	Consolidated Communications Inc			6.500%	10/01/22	B3	485,040

	Health Care Providers & Services – 0.2% (0.1% of Total Investments)

350	Tenet Healthcare Corp			6.000%	10/01/20	BB	360,062
60	Tenet Healthcare Corp			8.125%	4/01/22	B–	64,050
90	Tenet Healthcare Corp, 144A			6.250%	2/01/27	Ba3	93,150
500	Total Health Care Providers & Services						517,262

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments July 31, 2019

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Hotels, Restaurants & Leisure – 0.4% (0.3% of Total Investments)

$1,065	Scientific Games International Inc	10.000%	12/01/22	B–	$1,110,284

	Media – 2.5% (1.5% of Total Investments)

2,070	AMC Entertainment Holdings Inc	6.125%	5/15/27	B3	1,853,944
100	Charter Communications Operating LLC	3.579%	7/23/20	BBB–	100,789
500	Clear Channel Worldwide Holdings Inc, 144A	9.250%	2/15/24	CCC+	542,500
347	DISH DBS Corp	5.125%	5/01/20	BB–	350,904
2,122	iHeartCommunications Inc, (5), (7)	9.000%	12/15/19	N/R	—
1,524	iHeartCommunications Inc, 144A, (5), (7)	11.250%	3/01/21	N/R	—
2,430	iHeartCommunications Inc, (5), (7)	9.000%	3/01/21	N/R	—
9,172	iHeartCommunications Inc, (5), (7)	12.000%	8/01/21	N/R	—
2,874	iHeartCommunications Inc	8.375%	5/01/27	B–	3,024,535
595	Intelsat Luxembourg SA	8.125%	6/01/23	CCC–	480,284
21,734	Total Media				6,352,956

	Oil, Gas & Consumable Fuels – 0.3% (0.2% of Total Investments)

794	Denbury Resources Inc, 144A	9.250%	3/31/22	B	696,735
140	Denbury Resources Inc, 144A	7.750%	2/15/24	B	102,550
934	Total Oil, Gas & Consumable Fuels				799,285

	Pharmaceuticals – 0.2% (0.1% of Total Investments)

437	Advanz Pharma Corp	8.000%	9/06/24	B–	429,353

	Semiconductors & Semiconductor Equipment – 0.4% (0.2% of Total Investments)

761	Advanced Micro Devices Inc	7.500%	8/15/22	BB–	860,881

	Wireless Telecommunication Services – 0.7% (0.4% of Total Investments)

800	Intelsat Connect Finance SA, 144A	9.500%	2/15/23	CCC–	717,760
70	Sprint Corp	7.875%	9/15/23	B+	77,787
955	Sprint Corp	7.125%	6/15/24	B+	1,042,144
1,825	Total Wireless Telecommunication Services				1,837,691
$41,123	Total Corporate Bonds (cost $22,101,859)				22,550,566

Shares	Description (1)				Value

	COMMON STOCKS – 3.0% (1.7% of Total Investments)

	Diversified Consumer Services – 0.1% (0.0% of Total Investments)

12,578	Cengage Learning Holdings II Inc, (8), (9)				$156,848

	Energy Equipment & Services – 0.3% (0.2% of Total Investments)

40,007	Transocean Ltd				243,243
1,961	Vantage Drilling International, (8), (9)				462,796
	Total Energy Equipment & Services				706,039

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

38,382	Millennium Health LLC, (8), (9)				384
35,750	Millennium Health LLC, (7), (9)				39,312
33,563	Millennium Health LLC, (7), (9)				33,549
	Total Health Care Providers & Services				73,245

	Internet & Direct Marketing Retail – 0.0% (0.0% of Total Investments)

5,388	Catalina Marketing Corp, (8), (9)				26,940

	Marine – 0.0% (0.0% of Total Investments)

2,409	HGIM Corp, (8), (9)				33,726

	Media – 2.0% (1.2% of Total Investments)

363,854	Clear Channel Outdoor Holdings Inc, (9)				1,102,478
45,105	Cumulus Media Inc				681,536
775,233	Hibu plc, (8), (9)				157,372

Shares	Description (1)				Value

	Media (continued)

182,131	iHeartMedia Inc, (9)				$2,724,680
6,268	Metro-Goldwyn-Mayer Inc, (8)				414,208
14,825	Tribune Co, (7)				8,154
	Total Media				5,088,428

	Pharmaceuticals – 0.1% (0.0% of Total Investments)

11,895	Advanz Pharma Corp, (9)				158,441

	Software – 0.5% (0.3% of Total Investments)

111,207	Avaya Holdings Corp, (9)				1,338,932

	Specialty Retail – 0.0% (0.0% of Total Investments)

5,454	Gymboree Holding Corp, (8)				2,727
14,849	Gymboree Holding Corp, (8)				7,425
	Total Specialty Retail				10,152
	Total Common Stocks (cost $15,379,343)				7,592,751

Shares	Description (1)				Value

	COMMON STOCK RIGHTS – 0.1% (0.1% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.1% (0.1% of Total Investments)

1,425	Fieldwood Energy LLC, (8), (9)				$42,394
7,052	Fieldwood Energy LLC, (8), (9)				209,797
	Total Common Stock Rights (cost $201,310)				252,191

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CONVERTIBLE BONDS – 0.0% (0.0% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

$100	Denbury Resources Inc, 144A	6.375%	12/31/24	B	$60,778
$100	Total Convertible Bonds (cost $67,717)				60,778

Shares	Description (1)				Value

	WARRANTS – 0.1% (0.1% of Total Investments)

	Marine – 0.1% (0.1% of Total Investments)

10,768	HGIM Corp, (8)				$150,752

	Software – 0.0% (0.0% of Total Investments)

11,806	Avaya Holdings Corp, (8)				8,855
	Total Warrants (cost $1,534,541)				159,607
	Total Long-Term Investments (cost $420,449,578)				405,270,612

Shares	Description (1)	Coupon			Value

	SHORT-TERM INVESTMENTS – 5.3% (3.2% of Total Investments)

	INVESTMENT COMPANIES – 5.3% (3.2% of Total Investments)

13,492,573	BlackRock Liquidity Funds T-Fund Portfolio, (10)	2.254% (11)			$13,492,573
	Total Short-Term Investments (cost $13,492,573)				13,492,573
	Total Investments (cost $433,942,151) – 164.6%				418,763,185
	Borrowings – (44.8)% (12), (13)				(114,000,000)
	Term Preferred Shares, net of deferred offering costs – (16.7)% (14)				(42,585,413)
	Other Assets Less Liabilities – (3.1)% (15)				(7,690,308)
	Net Assets Applicable to Common Shares – 100%				$254,487,464

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments July 31, 2019

Investment in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)		Fixed Rate Payment Frequency	Maturity Date		Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$43,000,000	Pay	1-Month LIBOR	2.000	%(16)	Monthly	11/01/21	(17)	$(167,345)	$(167,345)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(6)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 8 – Senior Loan Commitments for more information.

(7)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(10)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(11)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(12)	Borrowings as a percentage of Total Investments is 27.2%.

(13)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(14)	Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 10.2%.

(15)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(16)

Effective November 1, 2019, the fixed rate paid by the Fund will increase according to a predetermined schedule as specified in the swap contract. Additionally, this fixed rate increase will continue to occur every twelve months on specific dates through the swap contract’s termination date.

(17)	This interest rate swap has an optional early termination date beginning on November 1, 2018 and monthly thereafter through the termination date as specified in the swap contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

JFR	Nuveen Floating Rate Income Fund Portfolio of Investments July 31, 2019

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 156.8% (95.7% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 141.5% (86.4% of Total Investments) (2)

	Aerospace & Defense – 2.5% (1.5% of Total Investments)

$2,000	MacDonald, Dettwiler and Associates, Ltd., Term Loan B	4.990%	1-Month LIBOR	2.750%	10/04/24	BB	$1,817,910
693	Rexnord LLC/ RBS Global, Inc., Term Loan, First Lien	4.234%	1-Month LIBOR	2.000%	8/21/24	BBB–	697,492
5,932	Sequa Corporation, Term Loan B	7.560%	3-Month LIBOR	5.000%	11/28/21	B–	5,867,632
2,134	Sequa Corporation, Term Loan, Second Lien	11.266%	3-Month LIBOR	9.000%	4/28/22	Caa2	2,079,334
2,878	Transdigm, Inc., Term Loan E	4.830%	3-Month LIBOR	2.500%	5/30/25	Ba3	2,859,036
970	Transdigm, Inc., Term Loan F	4.830%	3-Month LIBOR	2.500%	6/09/23	Ba3	966,909
1,297	Transdigm, Inc., Term Loan G, First Lien	4.830%	3-Month LIBOR	2.500%	8/22/24	Ba3	1,287,503
15,904	Total Aerospace & Defense						15,575,816

	Air Freight & Logistics – 0.6% (0.4% of Total Investments)

1,583	PAE Holding Corporation, Term Loan B	7.830%	3-Month LIBOR	5.500%	10/20/22	B+	1,589,167
2,166	XPO Logistics, Inc., Term Loan B	4.234%	1-Month LIBOR	2.000%	2/24/25	BBB–	2,172,671
3,749	Total Air Freight & Logistics						3,761,838

	Airlines – 2.1% (1.3% of Total Investments)

1,416	American Airlines, Inc., Replacement Term Loan	4.379%	1-Month LIBOR	2.000%	10/10/21	BB+	1,416,593
1,900	American Airlines, Inc., Term Loan 2025	4.061%	3-Month LIBOR	1.750%	6/27/25	BB+	1,865,758
2,640	American Airlines, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB+	2,634,390
7,534	American Airlines, Inc., Term Loan B	4.325%	1-Month LIBOR	2.000%	12/14/23	BB+	7,509,754
13,490	Total Airlines						13,426,495

	Auto Components – 1.1% (0.7% of Total Investments)

1,404	DexKo Global, Inc., Term Loan B	5.734%	1-Month LIBOR	3.500%	7/24/24	B1	1,400,363
3,500	Johnson Controls Inc., Term Loan B	5.734%	1-Month LIBOR	3.500%	4/30/26	Ba3	3,505,477
1,949	Superior Industries International, Inc., Term Loan B	6.234%	1-Month LIBOR	4.000%	5/22/24	B1	1,860,875
6,853	Total Auto Components						6,766,715

	Automobiles – 0.4% (0.2% of Total Investments)

1,000	Caliber Collision, Term Loan B	5.860%	1-Month LIBOR	3.500%	2/05/26	B1	1,007,500
1,478	Navistar, Inc., Term Loan B	5.830%	1-Month LIBOR	3.500%	11/06/24	Ba2	1,483,971
2,478	Total Automobiles						2,491,471

	Beverages – 0.6% (0.4% of Total Investments)

3,576	Jacobs Douwe Egberts, Term Loan B	4.438%	1-Month LIBOR	2.000%	11/01/25	Ba2	3,584,476

	Biotechnology – 0.9% (0.5% of Total Investments)

5,376	Grifols, Inc., Term Loan B	4.599%	1-Week LIBOR	2.250%	1/31/25	BB	5,399,798

	Building Products – 2.0% (1.2% of Total Investments)

1,988	ACProducts, Inc., Term Loan, First Lien	7.734%	1-Month LIBOR	5.500%	2/15/24	B+	1,898,063
563	Fairmount, Initial Term Loan	6.313%	3-Month LIBOR	4.000%	6/01/25	BB–	481,432
646	Ply Gem Industries, Inc., Term Loan B	6.119%	1-Month LIBOR	3.750%	4/12/25	B+	632,200
9,511	Quikrete Holdings, Inc., Term Loan B	4.984%	1-Month LIBOR	2.750%	11/15/23	BB–	9,450,473
12,708	Total Building Products						12,462,168

	Capital Markets – 2.3% (1.4% of Total Investments)

3,272	Capital Automotive LP, Term Loan, First Lien, (DD1)	4.740%	1-Month LIBOR	2.500%	3/25/24	B1	3,271,679
3,482	Capital Automotive LP, Term Loan, Second Lien	8.234%	1-Month LIBOR	6.000%	3/24/25	B3	3,506,690
7,712	RPI Finance Trust, Term Loan B6	4.234%	1-Month LIBOR	2.000%	3/27/23	BBB–	7,761,840
14,466	Total Capital Markets						14,540,209

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments July 31, 2019

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Chemicals – 0.7% (0.4% of Total Investments)

$1,199	Ineos US Finance LLC, Term Loan	4.258%	2-Month LIBOR	2.000%	4/01/24	BB+	$1,183,145
678	Mineral Technologies, Inc., Term Loan B2	4.750%	N/A	4.750%	5/07/21	BB+	680,847
2,467	Univar, Inc., Term Loan B	4.484%	1-Month LIBOR	2.250%	7/01/24	BB+	2,474,104
4,344	Total Chemicals						4,338,096

	Commercial Services & Supplies – 3.8% (2.3% of Total Investments)

1,690	ADS Waste Holdings, Inc., Term Loan B	4.599%	1-Week LIBOR	2.250%	11/10/23	BB+	1,695,893
1,156	Brand Energy & Infrastructure Services, Inc., Term Loan B, First Lien	6.730%	2-Month LIBOR	4.250%	6/21/24	B–	1,118,715
696	Education Management LLC, Term Loan A, (5)	0.000%	N/A	N/A	7/02/20	N/R	6,960
1,006	Education Management LLC, Term Loan B, (5)	0.000%	N/A	N/A	7/02/20	N/R	1,358
9,273	Formula One Group, Term Loan B, (DD1)	4.734%	1-Month LIBOR	2.500%	2/01/24	B+	9,182,260
281	Fort Dearborn Holding Company, Inc., Term Loan, First Lien	6.313%	3-Month LIBOR	4.000%	10/19/23	B2	272,948
2,481	GFL Environmental, Term Loan	5.234%	1-Month LIBOR	3.000%	5/30/25	B+	2,466,800
325	Insurance Auto Actions Inc., Term Loan	4.625%	3-Month LIBOR	2.250%	5/22/26	BB	326,801
4,417	iQor US, Inc., Term Loan, First Lien	7.319%	3-Month LIBOR	5.000%	4/01/21	Caa1	4,217,820
500	iQor US, Inc., Term Loan, Second Lien	11.069%	3-Month LIBOR	8.750%	4/01/22	Caa3	402,500
301	KAR Auction Services, Inc., Term Loan B5	4.875%	3-Month LIBOR	2.500%	3/09/23	BB	301,303
2,855	Protection One, Inc., Term Loan	4.984%	1-Month LIBOR	2.750%	5/02/22	BB–	2,855,134
850	Robertshaw US Holding Corp., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B	792,625
339	West Corporation, Incremental Term Loan B1	6.022%	3-Month LIBOR	3.500%	10/10/24	B1	314,351
26,170	Total Commercial Services & Supplies						23,955,468

	Communications Equipment – 5.5% (3.3% of Total Investments)

7,608	Avaya, Inc., Term Loan B, (DD1)	6.575%	1-Month LIBOR	4.250%	12/15/24	B	7,339,536
7,500	CommScope, Inc., Term Loan B	5.484%	1-Month LIBOR	3.250%	4/06/26	Ba1	7,522,500
1,592	Mitel US Holdings, Inc., Term Loan, First Lien	6.734%	1-Month LIBOR	4.500%	11/30/25	B	1,554,469
707	MultiPlan, Inc., Term Loan B	5.080%	3-Month LIBOR	2.750%	6/07/23	B+	688,328
2,078	Plantronics, Term Loan B	4.734%	1-Month LIBOR	2.500%	7/02/25	Ba1	2,081,011
15,485	Univision Communications, Inc., Term Loan C5	4.984%	1-Month LIBOR	2.750%	3/15/24	B	15,181,038
34,970	Total Communications Equipment						34,366,882

	Construction & Engineering – 0.6% (0.4% of Total Investments)

1,900	KBR, Inc, Term Loan B	5.984%	1-Month LIBOR	3.750%	4/25/25	Ba3	1,913,072
1,747	Traverse Midstream Partners, Term Loan B	6.260%	2-Month LIBOR	4.000%	9/27/24	B+	1,715,090
3,647	Total Construction & Engineering						3,628,162

	Consumer Finance – 0.5% (0.3% of Total Investments)

2,950	Verscend Technologies, Tern Loan B	6.734%	1-Month LIBOR	4.500%	8/27/25	B+	2,969,538

	Containers & Packaging – 0.7% (0.4% of Total Investments)

1,397	Berry Global, Inc., Term Loan Q	4.629%	1-Month LIBOR	2.250%	10/01/22	BBB–	1,398,709
3,000	Berry Global, Inc., Term Loan U	4.902%	1-Month LIBOR	2.500%	7/01/26	BBB–	3,001,410
4,397	Total Containers & Packaging						4,400,119

	Distributors – 0.2% (0.1% of Total Investments)

1,544	SRS Distribution, Inc., Term Loan B	5.484%	1-Month LIBOR	3.250%	5/23/25	B3	1,498,031

	Diversified Consumer Services – 2.2% (1.4% of Total Investments)

5,775	Cengage Learning Acquisitions, Inc., Term Loan B	6.484%	1-Month LIBOR	4.250%	6/07/23	B	5,580,380
475	Education Management LLC, Elevated Term Loan B, (5)	7.734%	1-Month LIBOR	5.500%	7/02/20	N/R	5,940
5,664	Houghton Mifflin, Term Loan B, First Lien	5.234%	1-Month LIBOR	3.000%	5/28/21	B	5,441,772
2,985	Refinitiv, Term Loan B	5.984%	1-Month LIBOR	3.750%	10/01/25	B	2,986,866
14,899	Total Diversified Consumer Services						14,014,958

	Diversified Financial Services – 1.0% (0.6% of Total Investments)

1,975	Blackstone CQP, Term Loan	5.887%	3-Month LIBOR	3.500%	9/30/24	B+	1,985,497
1,595	Getty Images, Inc., Initial Dollar Term Loan	6.734%	1-Month LIBOR	4.500%	2/19/26	B2	1,594,319
749	Lions Gate Entertainment Corp., Term Loan B	4.484%	1-Month LIBOR	2.250%	3/24/25	Ba2	749,603

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Diversified Financial Services (continued)

$4,820	Walter Investment Management Corporation, Term Loan B, First Lien, (5)	0.000%	N/A	N/A	6/30/22	Ca	$1,843,626
9,139	Total Diversified Financial Services						6,173,045

	Diversified Telecommunication Services – 7.7% (4.7% of Total Investments)

2,081	CenturyLink, Inc., Initial Term Loan A	4.984%	1-Month LIBOR	2.750%	11/01/22	BBB–	2,084,830
11,394	CenturyLink, Inc., Term Loan B	4.984%	1-Month LIBOR	2.750%	1/31/25	BBB–	11,338,048
7,248	Frontier Communications Corporation, Term Loan B	5.990%	1-Month LIBOR	3.750%	1/14/22	B2	7,176,714
465	Intelsat Jackson Holdings, S.A., Term Loan B4	6.741%	1-Month LIBOR	4.500%	1/02/24	B1	470,594
744	Intelsat Jackson Holdings, S.A., Term Loan B5	6.625%	N/A	6.625%	1/02/24	B1	754,379
6,283	Level 3 Financing, Inc., Term Loan B	4.484%	1-Month LIBOR	2.250%	2/22/24	BBB–	6,296,555
6,948	Numericable Group S.A., Term Loan B13	6.325%	1-Month LIBOR	4.000%	8/14/26	B	6,925,824
1,250	Windstream Corporation, DIP Term Loan	4.740%	1-Month LIBOR	2.500%	2/26/21	BBB–	1,259,375
12,000	Ziggo B.V., Term Loan E	4.825%	1-Month LIBOR	2.500%	4/15/25	B+	11,943,300
48,413	Total Diversified Telecommunication Services						48,249,619

	Electric Utilities – 0.9% (0.5% of Total Investments)

589	EFS Cogen Holdings LLC, Term Loan B	5.580%	3-Month LIBOR	3.250%	6/28/23	BB	589,515
1,333	ExGen Renewables, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B	1,292,780
2,168	Vistra Operations Co., Term Loan B1	4.234%	1-Month LIBOR	2.000%	8/01/23	BBB–	2,173,435
1,593	Vistra Operations Co., Term Loan B3	4.330%	3-Month LIBOR	2.000%	12/31/25	BBB–	1,597,912
5,683	Total Electric Utilities						5,653,642

	Electrical Equipment – 0.4% (0.2% of Total Investments)

2,269	TTM Technologies, Inc., Term Loan B	4.902%	1-Month LIBOR	2.500%	9/28/24	BB+	2,265,218

	Energy Equipment & Services – 0.7% (0.5% of Total Investments)

4,938	McDermott International, Term Loan	7.234%	1-Month LIBOR	5.000%	5/12/25	Ba3	4,730,125

	Equity Real Estate Investment Trust – 1.3% (0.8% of Total Investments)

8,544	Communications Sales & Leasing, Inc., Shortfall Term Loan	7.234%	1-Month LIBOR	5.000%	10/24/22	Caa1	8,329,031

	Food & Staples Retailing – 6.6% (4.0% of Total Investments)

2,918	Albertson’s LLC, Term Loan B5	5.311%	3-Month LIBOR	3.000%	12/21/22	BB	2,928,116
1,873	Albertson’s LLC, Term Loan B6	5.234%	1-Month LIBOR	3.000%	6/22/23	BB	1,878,744
21,412	Albertson’s LLC, Term Loan B7	5.234%	1-Month LIBOR	3.000%	11/17/25	BB	21,468,900
1	Del Monte Foods Company, Term Loan, First Lien	7.750%	Prime	2.250%	2/18/21	CCC+	456
219	Del Monte Foods Company, Term Loan, First Lien	5.771%	3-Month LIBOR	3.250%	2/18/21	CCC+	172,183
1,655	Hearthside Group Holdings LLC, Term Loan B	5.922%	1-Month LIBOR	3.688%	5/23/25	B	1,627,524
13,303	US Foods, Inc., Term Loan B	4.234%	1-Month LIBOR	2.000%	6/27/23	BBB–	13,308,832
41,381	Total Food & Staples Retailing						41,384,755

	Food Products – 0.2% (0.1% of Total Investments)

20	American Seafoods Group LLC, Term Loan B	7.250%	Prime	1.750%	8/21/23	BB–	19,850
1,295	American Seafoods Group LLC, Term Loan B	5.160%	1-Month LIBOR	2.750%	8/21/23	BB–	1,295,203
1,315	Total Food Products						1,315,053

	Health Care Equipment & Supplies – 1.9% (1.2% of Total Investments)

3,279	Acelity, Term Loan B	5.580%	3-Month LIBOR	3.250%	2/02/24	B1	3,292,453
911	Air Methods Term Loan, First Lien, (DD1)	5.830%	3-Month LIBOR	3.500%	4/22/24	B	772,890
1,132	Greatbatch, New Term Loan B	5.380%	1-Month LIBOR	3.000%	10/27/22	B+	1,139,138
3,454	Onex Carestream Finance LP, Term Loan, First Lien	7.984%	1-Month LIBOR	5.750%	2/28/21	B1	3,328,938
2,351	Onex Carestream Finance LP, Term Loan, Second Lien	11.734%	1-Month LIBOR	9.500%	6/07/21	B–	2,239,290
1,443	Vyaire Medical, Inc., Term Loan B	7.080%	3-Month LIBOR	4.750%	4/16/25	B3	1,345,778
12,570	Total Health Care Equipment & Supplies						12,118,487

	Health Care Providers & Services – 9.0% (5.5% of Total Investments)

1,865	Acadia Healthcare, Inc., Term Loan B3	4.734%	1-Month LIBOR	2.500%	2/11/22	Ba2	1,869,765

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments July 31, 2019

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Health Care Providers & Services (continued)

$4,319	Air Medical Group Holdings, Inc., Term Loan B, (DD1)	5.564%	1-Month LIBOR	3.250%	4/28/22	B1	$4,195,832
1,486	Ardent Health, Term Loan, First Lien	6.734%	1-Month LIBOR	4.500%	6/30/25	B1	1,492,431
1,384	Brightspring Health, Term Loan B	6.880%	1-Month LIBOR	4.500%	3/05/26	B1	1,393,295
939	Civitas Solutions, Term Loan B	6.490%	1-Month LIBOR	4.250%	3/09/26	B1	946,210
58	Civitas Solutions, Term Loan C	6.490%	1-Month LIBOR	4.250%	3/09/26	B1	58,918
1,383	Concentra, Inc., Term Loan B	5.210%	3-Month LIBOR	2.750%	6/01/22	B+	1,386,407
1,068	ConvaTec, Inc., Term Loan B	4.580%	3-Month LIBOR	2.250%	10/25/23	BB	1,067,738
162	DaVita HealthCare Partners, Inc., Term Loan B	5.130%	1-Month LIBOR	2.750%	6/24/21	BBB–	162,590
2,689	Envision Healthcare Corporation, Initial Term Loan, (DD1)	5.984%	1-Month LIBOR	3.750%	10/10/25	B+	2,318,618
1,241	HCA, Inc., Term Loan B10	4.330%	3-Month LIBOR	2.000%	3/13/25	BBB–	1,245,571
4,064	HCA, Inc., Term Loan B11	4.080%	3-Month LIBOR	1.750%	3/17/23	BBB–	4,077,502
1,064	Healogics, Inc., Term Loan, First Lien	6.730%	3-Month LIBOR	4.250%	7/01/21	B3	844,192
979	Heartland Dental Care, Inc., Term Loan, First Lien	5.984%	1-Month LIBOR	3.750%	4/30/25	B2	944,349
22	Heartland Dental Care, Inc., Delay Draw Facility, (6)	3.750%	N/A	3.750%	4/30/25	B2	21,187
3,840	Kindred at Home Hospice, Term Loan B	6.000%	1-Month LIBOR	3.750%	7/02/25	B1	3,866,000
7,269	Lifepoint Health, Inc., Term Loan, (DD1)	6.769%	1-Month LIBOR	4.500%	11/16/25	B+	7,321,281
2,314	Millennium Laboratories, Inc., Term Loan B, First Lien	8.734%	1-Month LIBOR	6.500%	12/21/20	Caa3	1,049,031
10,763	Pharmaceutical Product Development, Inc., Term Loan B	4.734%	1-Month LIBOR	2.500%	8/18/22	Ba3	10,760,785
3,129	Prospect Medical Holdings, Term Loan B1	7.875%	1-Month LIBOR	5.500%	2/22/24	B	3,127,373
265	Quorum Health Corp., Term Loan B	9.006%	3-Month LIBOR	6.750%	4/29/22	B1	262,934
5,354	Select Medical Corporation, Term Loan B, (DD1)	4.850%	3-Month LIBOR	2.500%	3/06/25	Ba2	5,350,851
2,715	Team Health, Initial Term Loan	4.984%	1-Month LIBOR	2.750%	2/06/24	B	2,387,252
370	Vizient Inc., Term Loan B	4.984%	1-Month LIBOR	2.750%	5/06/26	BB–	372,094
58,742	Total Health Care Providers & Services						56,522,206

	Health Care Technology – 1.4% (0.9% of Total Investments)

8,931	Emdeon, Inc., Term Loan, (DD1)	4.734%	1-Month LIBOR	2.500%	3/01/24	B+	8,926,217

	Hotels, Restaurants & Leisure – 17.5% (10.7% of Total Investments)

2,539	24 Hour Fitness Worldwide, Inc., Term Loan B	5.734%	1-Month LIBOR	3.500%	5/30/25	Ba3	2,545,262
1,166	Aramark Corporation, Term Loan	4.080%	3-Month LIBOR	1.750%	3/11/25	BBB–	1,167,769
988	Arby’s Restaurant Group, Inc., Term Loan B	5.556%	3-Month LIBOR	3.250%	2/05/25	B	984,942
788	Boyd Gaming Corporation, Refinancing Term Loan B	4.624%	1-Week LIBOR	2.250%	9/15/23	BB	789,377
22,179	Burger King Corporation, Term Loan B3	4.484%	1-Month LIBOR	2.250%	2/16/24	Ba3	22,217,408
8,785	Caesars Entertainment Operating Company, Inc., Term Loan B, (DD1)	4.234%	1-Month LIBOR	2.000%	10/06/24	BB	8,777,045
10,556	Caesars Resort Collection, Term Loan, First Lien, (DD1)	4.984%	1-Month LIBOR	2.750%	12/23/24	BB	10,488,332
500	Carrols Restaurant Group Inc., Term Loan B	5.500%	1-Month LIBOR	3.250%	4/30/26	B	502,187
885	CCM Merger, Inc., Term Loan B	4.484%	1-Month LIBOR	2.250%	8/09/21	BB–	887,306
4,559	CityCenter Holdings LLC, Term Loan B	4.484%	1-Month LIBOR	2.250%	4/18/24	BB–	4,574,305
1,640	ClubCorp Operations, Inc., Term Loan B	5.080%	3-Month LIBOR	2.750%	9/18/24	B	1,517,000
4,007	Equinox Holdings, Inc., Term Loan B1	5.234%	1-Month LIBOR	3.000%	3/08/24	B+	4,019,784
975	Four Seasons Holdings, Inc., Term Loan B	4.234%	1-Month LIBOR	2.000%	11/30/23	BB	977,818
10,743	Hilton Hotels, Term Loan B2	4.016%	1-Month LIBOR	1.750%	6/22/26	BBB–	10,788,358
3,810	Intrawest Resorts Holdings, Inc., Term Loan B	5.234%	1-Month LIBOR	3.000%	7/31/24	B	3,821,444
2,983	Life Time Fitness, Inc., Term Loan B	5.272%	3-Month LIBOR	2.750%	6/10/22	BB–	2,985,602
3,304	MGM Growth Properties, Term Loan B	4.234%	1-Month LIBOR	2.000%	3/21/25	BB+	3,310,045
1,250	MGM Resorts International, Term Loan A	4.234%	1-Month LIBOR	2.000%	12/21/23	BB+	1,245,706
1,000	PCI Gaming, Term Loan B	5.234%	1-Month LIBOR	3.000%	5/29/26	BB+	1,008,660
13,774	Scientific Games Corp., Initial Term Loan B5	4.984%	1-Month LIBOR	2.750%	8/14/24	Ba3	13,724,057
3,158	Seaworld Parks and Entertainment, Inc., Term Loan B5	5.234%	1-Month LIBOR	3.000%	4/01/24	B+	3,166,174
5,227	Stars Group Holdings, Term Loan B	5.830%	3-Month LIBOR	3.500%	7/10/25	B+	5,252,960
3,426	Station Casino LLC, Term Loan B	4.740%	1-Month LIBOR	2.500%	6/08/23	BB	3,438,169
1,985	Wyndham International, Inc., Term Loan B	3.984%	1-Month LIBOR	1.750%	5/30/25	BBB–	1,992,603
110,227	Total Hotels, Restaurants & Leisure						110,182,313

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Household Durables – 0.4% (0.2% of Total Investments)

$3,495	Serta Simmons Holdings LLC, Term Loan, First Lien	5.879%	1-Month LIBOR	3.500%	11/08/23	CCC+	$2,406,952

	Household Products – 0.8% (0.5% of Total Investments)

983	Energizer Holdings, Term Loan B	4.688%	1-Month LIBOR	2.250%	12/17/25	BB+	982,809
3,764	Reynolds Group Holdings, Inc., Term Loan, First Lien	4.984%	1-Month LIBOR	2.750%	2/05/23	B+	3,769,639
4,747	Total Household Products						4,752,448

	Industrial Conglomerates – 0.2% (0.1% of Total Investments)

1,481	Education Advisory Board, Term Loan, First Lien	6.381%	6-Month LIBOR	3.750%	11/15/24	B2	1,471,074

	Insurance – 2.3% (1.4% of Total Investments)

978	Acrisure LLC, Term Loan B	6.772%	3-Month LIBOR	4.250%	11/22/23	B	974,229
6,088	Alliant Holdings I LLC, Term Loan B	5.269%	1-Month LIBOR	3.000%	5/09/25	B	6,014,986
3,976	Asurion LLC, Term Loan B6	5.234%	1-Month LIBOR	3.000%	11/03/23	Ba3	3,989,429
3,335	Hub International Holdings, Inc., Term Loan B	5.281%	3-Month LIBOR	3.000%	4/25/25	B	3,305,224
14,377	Total Insurance						14,283,868

	Interactive Media & Services – 1.0% (0.6% of Total Investments)

4,272	Rackspace Hosting, Inc., Refinancing Term B Loan, First Lien, (DD1)	5.576%	3-Month LIBOR	3.000%	11/03/23	BB–	3,975,814
1,990	WeddingWire, Inc., Term Loan	6.734%	1-Month LIBOR	4.500%	12/19/25	B+	1,997,462
6,262	Total Interactive Media & Services						5,973,276

	Internet Software & Services – 0.8% (0.5% of Total Investments)

1,945	Ancestry.com, Inc., Term Loan, First Lien	5.490%	1-Month LIBOR	3.250%	10/19/23	B	1,946,624
2,209	Dynatrace, Term Loan, First Lien	5.234%	1-Month LIBOR	3.000%	8/22/25	B1	2,214,483
110	Dynatrace, Term Loan, Second Lien	9.234%	1-Month LIBOR	7.000%	8/21/26	CCC+	110,847
2,448	SkillSoft Corporation, Term Loan, Second Lien	10.506%	3-Month LIBOR	8.250%	4/28/22	CCC	899,621
6,712	Total Internet Software & Services						5,171,575

	IT Services – 4.3% (2.6% of Total Investments)

1,008	DTI Holdings, Inc., Replacement Term Loan B1	7.008%	2-Month LIBOR	4.750%	9/29/23	B–	931,461
1,610	Gartner, Inc., Term Loan A	3.984%	1-Month LIBOR	1.750%	3/21/22	BB+	1,616,013
1,942	GTT Communications, Inc., Term Loan, First Lien	4.980%	1-Month LIBOR	2.750%	6/02/25	B2	1,709,807
636	Presidio, Inc., Term Loan B	5.069%	3-Month LIBOR	2.750%	2/02/24	B+	636,846
3,605	Sabre, Inc., Term Loan B	4.234%	1-Month LIBOR	2.000%	2/22/24	BB	3,620,123
853	Science Applications International Corporation, Term Loan B	3.984%	1-Month LIBOR	1.750%	10/31/25	BB+	852,160
3,500	Syniverse Holdings, Inc., Initial Term Loan, Second Lien	11.325%	1-Month LIBOR	9.000%	3/11/24	CCC	2,511,250
5,165	Syniverse Holdings, Inc., Term Loan C, (DD1)	7.325%	1-Month LIBOR	5.000%	3/09/23	B2	4,740,531
2,450	Tempo Acquisition LLC, Term Loan B	5.234%	1-Month LIBOR	3.000%	5/01/24	B1	2,456,738
3,750	Travelport LLC, Term Loan B	7.541%	6-Month LIBOR	5.000%	5/29/26	B+	3,652,725
2,710	West Corporation, Term Loan B	6.522%	3-Month LIBOR	4.000%	10/10/24	B1	2,538,713
1,455	WEX, Inc., Term Loan B3	4.484%	1-Month LIBOR	2.250%	5/15/26	BB–	1,459,265
28,684	Total IT Services						26,725,632

	Life Sciences Tools & Services – 0.8% (0.5% of Total Investments)

445	Inventiv Health, Inc, Term Loan B	4.234%	1-Month LIBOR	2.000%	8/01/24	BB	444,668
4,591	Parexel International Corp., Term Loan B, (DD1)	4.984%	1-Month LIBOR	2.750%	9/27/24	B2	4,439,301
5,036	Total Life Sciences Tools & Services						4,883,969

	Machinery – 1.1% (0.7% of Total Investments)

1,003	BJ’s Wholesale Club, Inc., Term Loan B	5.075%	1-Month LIBOR	2.750%	2/01/24	B	1,006,493
2,349	Gardner Denver, Inc., Term Loan B	4.984%	1-Month LIBOR	2.750%	7/30/24	BB+	2,357,802
1,451	Gates Global LLC, Term Loan B	4.984%	1-Month LIBOR	2.750%	4/01/24	B+	1,447,808
1,888	TNT Crane and Rigging Inc., Initial Term Loan, First Lien, (DD1)	6.830%	3-Month LIBOR	4.500%	11/27/20	CCC+	1,769,794
850	TNT Crane and Rigging, Inc., Term Loan, Second Lien	11.330%	3-Month LIBOR	9.000%	11/26/21	CCC–	626,875
7,541	Total Machinery						7,208,772

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments July 31, 2019

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Marine – 0.6% (0.3% of Total Investments)

$790	American Commercial Lines LLC, Term Loan B, First Lien	10.984%	1-Month LIBOR	8.750%	11/12/20	CCC+	$519,261
3,119	Harvey Gulf International Marine, Inc., Exit Term Loan	8.743%	3-Month LIBOR	6.000%	7/02/23	B	2,975,160
3,909	Total Marine						3,494,421

	Media – 13.1% (8.0% of Total Investments)

497	Advantage Sales & Marketing, Inc., Term Loan B2, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B2	461,110
531	Advantage Sales & Marketing, Inc., Term Loan, First Lien	5.580%	3-Month LIBOR	3.250%	7/23/21	B2	494,086
655	Affinion Group Holdings, Inc., Consenting Term Loan, (cash 4.519%, PIK 1.750%)	6.269%	1-Month LIBOR	4.000%	4/10/24	N/R	560,958
1,762	AMC Entertainment, Inc., Term Loan B, (DD1)	5.230%	6-Month LIBOR	3.000%	4/22/26	Ba2	1,766,220
748	Catalina Marketing Corporation, First Out Loan	9.814%	1-Month LIBOR	7.500%	2/15/23	B2	634,431
945	Catalina Marketing Corporation, Last Out PIK Term Loan, (cash 3.314%, PIK 9.500%)	3.314%	1-Month LIBOR	1.000%	8/15/23	Caa2	448,757
570	CBS Radio, Inc., Term Loan B	4.991%	1-Month LIBOR	2.750%	11/18/24	BB	570,686
6,128	Cequel Communications LLC, Term Loan B	4.575%	1-Month LIBOR	2.250%	1/15/26	BB	6,120,199
5,446	Charter Communications Operating Holdings LLC, Term Loan B	4.330%	3-Month LIBOR	2.000%	4/30/25	BBB–	5,461,381
2,464	Cineworld Group PLC, Term Loan B	4.484%	1-Month LIBOR	2.250%	2/28/25	BB–	2,459,308
14,269	Clear Channel Communications, Inc., Exit Term Loan, (DD1)	6.579%	3-Month LIBOR	4.000%	5/01/26	BB–	14,394,188
3,469	CSC Holdings LLC, Term Loan B	4.825%	1-Month LIBOR	2.500%	1/25/26	BB	3,473,054
1,000	CSC Holdings LLC, Refinancing Term Loan	4.575%	1-Month LIBOR	2.250%	7/17/25	BB	998,750
3,730	Cumulus Media, Inc., Exit Term Loan	6.740%	1-Month LIBOR	4.500%	5/13/22	B	3,761,852
998	EW Scripps, Term Loan B	4.984%	1-Month LIBOR	2.750%	5/01/26	BB	1,000,617
830	Gray Television, Inc., Term Loan B2	4.582%	3-Month LIBOR	2.250%	2/07/24	BB	831,605
995	Gray Television, Inc., Term Loan C	4.832%	3-Month LIBOR	2.500%	1/02/26	BB	998,905
2,743	IMG Worldwide, Inc., Term Loan B	4.990%	1-Month LIBOR	2.750%	5/18/25	B	2,678,345
4,033	Intelsat Jackson Holdings, S.A., Term Loan B	5.991%	1-Month LIBOR	3.750%	11/30/23	B1	4,050,404
4,838	McGraw-Hill Education Holdings LLC, Term Loan B	6.234%	1-Month LIBOR	4.000%	5/02/22	B+	4,640,143
2,315	Meredith Corporation, Term Loan B1	4.984%	1-Month LIBOR	2.750%	1/31/25	BB	2,325,808
1,985	Metro-Goldwyn-Mayer, Inc., Term Loan, First Lien	4.740%	1-Month LIBOR	2.500%	7/03/25	BB	1,980,038
1,250	Metro-Goldwyn-Mayer, Inc., Term Loan, Second Lien	6.740%	1-Month LIBOR	4.500%	7/03/26	B2	1,218,750
1,500	Nexstar Broadcasting, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	1,502,190
635	Nexstar Broadcasting, Inc., Term Loan B3	4.652%	1-Month LIBOR	2.250%	1/17/24	BB	633,664
3,190	Nexstar Broadcasting, Inc., Term Loan B3	4.491%	1-Month LIBOR	2.250%	1/17/24	BB	3,180,928
529	Red Ventures, Term Loan B	5.234%	1-Month LIBOR	3.000%	11/08/24	BB–	531,634
3,511	Sinclair Television Group, Term Loan B2	4.490%	1-Month LIBOR	2.250%	1/03/24	BB+	3,513,303
673	Sinclair Television Group, Term Loan B2, (WI/DD)	TBD	TBD	TBD	TBD	BB+	675,460
577	Sinclair Television Group, Term Loan B2, (WI/DD)	TBD	TBD	TBD	TBD	BB+	578,965
2,130	Springer Science & Business Media, Inc., Term Loan B13, First Lien	5.734%	1-Month LIBOR	3.500%	8/15/22	B	2,136,101
2,066	UPC Financing Partnership, Term Loan AR1, First Lien	4.854%	1-Month LIBOR	2.500%	1/15/26	BB	2,068,175
6,203	WideOpenWest Finance LLC, Term Loan B	5.519%	1-Month LIBOR	3.250%	8/18/23	B	6,104,776
83,215	Total Media						82,254,791

	Multiline Retail – 1.3% (0.8% of Total Investments)

71	99 Cents Only Stores, Term Loan B2, Second Lien, (cash 7.402%, PIK 1.500%)	8.902%	Prime	4.000%	1/13/22	CCC+	64,038
1,330	99 Cents Only Stores, Term Loan B2, Second Lien, (cash 7.752%, PIK 1.500%)	9.022%	3-Month LIBOR	6.500%	1/13/22	CCC+	1,199,585
1,701	99 Cents Only Stores, Term Loan B2, Second Lien, (cash 7.651%, PIK 1.500%)	9.151%	6-Month LIBOR	6.500%	1/13/22	CCC+	1,534,207
3,178	Belk, Inc., Term Loan B, First Lien	7.285%	3-Month LIBOR	4.750%	12/12/22	B2	2,587,649
1,975	EG America LLC, Term Loan, First Lien	6.330%	3-Month LIBOR	4.000%	2/07/25	B	1,958,962
899	Hudson’s Bay Company, Term Loan B, First Lien	5.638%	1-Month LIBOR	3.250%	9/30/22	BB	899,112
9,154	Total Multiline Retail						8,243,553

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Oil, Gas & Consumable Fuels – 2.4% (1.5% of Total Investments)

$1,440	BCP Renaissance Parent, Term Loan B	5.756%	3-Month LIBOR	3.500%	10/31/24	B+	$1,441,800
1,397	California Resources Corporation, Term Loan	12.616%	1-Month LIBOR	10.375%	12/31/21	B	1,406,838
5,040	California Resources Corporation, Term Loan B	6.991%	1-Month LIBOR	4.750%	12/31/22	B	4,819,500
3,333	Fieldwood Energy LLC, Exit Term Loan	7.506%	3-Month LIBOR	5.250%	4/11/22	B+	3,077,484
3,651	Fieldwood Energy LLC, Exit Term Loan, Second Lien	9.506%	3-Month LIBOR	7.250%	4/11/23	B+	3,027,533
1,442	Peabody Energy Corporation, Term Loan B	4.984%	1-Month LIBOR	2.750%	3/31/25	BB	1,440,841
16,303	Total Oil, Gas & Consumable Fuels						15,213,996

	Personal Products – 1.8% (1.1% of Total Investments)

7,652	Coty, Inc., Term Loan A, (DD1)	4.360%	1-Month LIBOR	2.000%	4/05/23	BB–	7,326,938
265	Coty, Inc., Term Loan B	4.610%	1-Month LIBOR	2.250%	4/07/25	BB–	257,053
4,347	Revlon Consumer Products Corporation, Term Loan B, First Lien	6.022%	3-Month LIBOR	3.500%	11/16/20	B3	3,560,884
12,264	Total Personal Products						11,144,875

	Pharmaceuticals – 3.0% (1.9% of Total Investments)

1,303	Alphabet Holding Company, Inc., Initial Term Loan, First Lien	5.734%	1-Month LIBOR	3.500%	9/26/24	B–	1,236,076
1,247	Catalent Pharma Solutions, Inc., Dollar Term Loan B2	4.484%	1-Month LIBOR	2.250%	5/18/26	BB	1,254,674
5,478	Concordia Healthcare Corp, Exit Term Loan	7.825%	1-Month LIBOR	5.500%	9/06/24	B–	5,339,690
3,250	Valeant Pharmaceuticals International, Inc., Term Loan B	5.129%	1-Month LIBOR	2.750%	11/27/25	Ba2	3,253,391
7,914	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	5.379%	1-Month LIBOR	3.000%	6/02/25	Ba2	7,951,699
19,192	Total Pharmaceuticals						19,035,530

	Professional Services – 2.3% (1.4% of Total Investments)

2,239	Ceridian HCM Holding, Inc., Term Loan B	5.234%	1-Month LIBOR	3.000%	4/30/25	B2	2,256,307
1,600	Dun & Bradstreet Corp., Initial Term Loan	7.241%	1-Month LIBOR	5.000%	2/06/26	B2	1,612,504
4,876	Nielsen Finance LLC, Term Loan B4, (DD1)	4.367%	1-Month LIBOR	2.000%	10/04/23	BBB–	4,874,868
1,197	On Assignment, Inc., Term Loan B	4.234%	1-Month LIBOR	2.000%	4/02/25	BB	1,199,768
4,994	Skillsoft Corporation, Initial Term Loan, First Lien, (DD1)	6.946%	6-Month LIBOR	4.750%	4/28/21	CCC+	4,254,455
14,906	Total Professional Services						14,197,902

	Real Estate Management & Development – 1.5% (0.9% of Total Investments)

4,730	GGP, Initial Term Loan A2	4.484%	1-Month LIBOR	2.250%	8/28/23	BB+	4,605,553
1,453	Realogy Group LLC, Term Loan A	4.522%	1-Month LIBOR	2.250%	2/08/23	Ba1	1,418,613
1,834	Realogy Group LLC, Term Loan B	4.522%	1-Month LIBOR	2.250%	2/08/25	BB+	1,752,239
1,938	Trico Group, LLC, Initial Term Loan, First Lien	9.330%	3-Month LIBOR	7.000%	2/02/24	B	1,872,562
9,955	Total Real Estate Management & Development						9,648,967

	Road & Rail – 2.7% (1.6% of Total Investments)

7,445	Avolon LLC, Term Loan B3	4.022%	1-Month LIBOR	1.750%	1/30/25	Baa2	7,472,593
1,930	Quality Distribution, Incremental Term Loan, First Lien	7.830%	3-Month LIBOR	5.500%	8/18/22	B–	1,920,350
1,746	Savage Enterprises LLC, Term Loan B	6.880%	1-Month LIBOR	4.500%	8/01/25	B+	1,754,097
4,957	Uber Technologies, Inc., Term Loan	6.325%	1-Month LIBOR	4.000%	4/04/25	B1	4,983,991
740	Uber Technologies, Inc., Term Loan	5.769%	1-Month LIBOR	3.500%	7/13/23	B1	743,392
16,818	Total Road & Rail						16,874,423

	Semiconductors & Semiconductor Equipment – 0.8% (0.5% of Total Investments)

901	Cabot Microelectronics, Term Loan B	4.500%	1-Month LIBOR	2.250%	11/14/25	BB+	904,482
801	Lumileds, Term Loan B	5.830%	3-Month LIBOR	3.500%	6/30/24	B+	540,328
1,725	Microchip Technology., Inc, Term Loan B	4.240%	1-Month LIBOR	2.000%	5/29/25	Baa3	1,726,831
2,021	ON Semiconductor Corporation, Term Loan B3	3.984%	1-Month LIBOR	1.750%	3/31/23	Baa3	2,020,539
5,448	Total Semiconductors & Semiconductor Equipment						5,192,180

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments July 31, 2019

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Software – 14.3% (8.8% of Total Investments)

$1,610	Blackboard, Inc., Term Loan B4	7.300%	3-Month LIBOR	5.000%	6/30/21	B–	$1,605,873
7,509	BMC Software, Inc., Term Loan B	6.580%	3-Month LIBOR	4.250%	10/02/25	B	7,237,248
2,124	Compuware Corporation, Term Loan, First Lien	6.234%	1-Month LIBOR	4.000%	8/22/25	B	2,134,485
3,100	Datto, Inc., Term Loan	6.580%	3-Month LIBOR	4.250%	4/02/26	B	3,131,000
2,145	DiscoverOrg LLC, Term Loan B	6.734%	1-Month LIBOR	4.500%	2/02/26	B	2,143,285
3,497	Ellucian, Term Loan B, First Lien	5.580%	3-Month LIBOR	3.250%	9/30/22	B	3,501,910
3,744	Epicor Software Corporation, Term Loan B, (DD1)	5.490%	1-Month LIBOR	3.250%	6/01/22	B2	3,740,782
4,378	Greeneden U.S. Holdings II LLC, Term Loan B	5.484%	1-Month LIBOR	3.250%	12/01/23	B2	4,362,646
12,034	Infor (US), Inc., Term Loan B	5.080%	3-Month LIBOR	2.750%	2/01/22	Ba3	12,053,668
3,629	Informatica, Term Loan B	5.484%	1-Month LIBOR	3.250%	8/05/22	B1	3,650,077
1,460	Kronos Incorporated, Term Loan B	5.579%	3-Month LIBOR	3.000%	11/01/23	B	1,462,247
875	McAfee Holdings International, Inc., Term Loan, Second Lien	10.741%	1-Month LIBOR	8.500%	9/29/25	B–	887,031
4,572	McAfee LLC, Term Loan B	5.991%	1-Month LIBOR	3.750%	9/30/24	B	4,576,732
1,110	Micro Focus International PLC, New Term Loan	4.734%	1-Month LIBOR	2.500%	6/21/24	BB–	1,103,415
7,495	Micro Focus International PLC, Term Loan B	4.734%	1-Month LIBOR	2.500%	6/21/24	BB–	7,451,630
7,117	Micro Focus International PLC, Term Loan B2	4.484%	1-Month LIBOR	2.250%	11/19/21	BB–	7,117,087
2,018	Misys, New Term Loan, Second Lien, (DD1)	9.446%	1-Month LIBOR	7.250%	6/13/25	CCC+	2,010,498
4,710	Misys, New Term Loan, First Lien	5.734%	1-Month LIBOR	3.500%	6/13/24	B	4,630,882
504	Mitchell International, Inc., Initial Term Loan, First Lien	5.484%	1-Month LIBOR	3.250%	11/29/24	B2	479,573
667	Mitchell International, Inc., Initial Term Loan, Second Lien	9.484%	1-Month LIBOR	7.250%	12/01/25	CCC	628,333
1,700	Perforce Software Inc., Term Loan, First Lien	6.734%	1-Month LIBOR	4.500%	7/01/26	B2	1,698,946
1,950	RP Crown Parent LLC, Term Loan B	4.984%	1-Month LIBOR	2.750%	10/15/23	B1	1,949,512
4,146	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B3	4.484%	1-Month LIBOR	2.250%	4/16/25	BB+	4,151,220
2,823	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B4	4.484%	1-Month LIBOR	2.250%	4/16/25	BB	2,826,304
4,584	TIBCO Software, Inc., Term Loan B	6.390%	1-Month LIBOR	4.000%	6/30/26	B1	4,598,347
1,000	Ultimate Software, Term Loan, First Lien	6.080%	3-Month LIBOR	3.750%	5/04/26	B	1,009,295
90,501	Total Software						90,142,026

	Specialty Retail – 2.4% (1.5% of Total Investments)

2,313	Academy, Ltd., Term Loan B	6.402%	1-Month LIBOR	4.000%	7/01/22	CCC+	1,635,886
623	Neiman Marcus Group Inc., The Cash Pay Extended	8.380%	1-Month LIBOR	6.000%	10/25/23	CCC+	536,802
3,471	Petco Animal Supplies, Inc., Term Loan B1	5.506%	3-Month LIBOR	3.250%	1/26/23	B2	2,703,300
6,623	Petsmart Inc., Term Loan B, First Lien, (DD1)	6.380%	1-Month LIBOR	4.000%	3/11/22	B	6,513,969
2,972	Petsmart Inc., Term Loan B, (DD1)	5.380%	1-Month LIBOR	3.000%	3/11/22	B2	2,863,753
1,534	Serta Simmons Holdings LLC, Term Loan, Second Lien	10.314%	1-Month LIBOR	8.000%	11/08/24	CCC–	713,445
17,536	Total Specialty Retail						14,967,155

	Technology Hardware, Storage & Peripherals – 4.6% (2.8% of Total Investments)

19,400	Dell International LLC, Refinancing Term Loan B	4.240%	1-Month LIBOR	2.000%	9/07/23	BBB–	19,474,269
9,527	Western Digital, Term Loan B	4.012%	1-Month LIBOR	1.750%	4/29/23	Baa2	9,470,954
28,927	Total Technology Hardware, Storage & Peripherals						28,945,223

	Trading Companies & Distributors – 0.0% (0.0% of Total Investments)

282	HD Supply Waterworks, Ltd., Term Loan B	5.270%	3-Month LIBOR	2.750%	8/01/24	B+	282,660

	Transportation Infrastructure – 0.6% (0.4% of Total Investments)

995	Atlantic Aviation FBO Inc., Term Loan	5.990%	1-Month LIBOR	3.750%	12/06/25	BB	1,008,681
1,481	Ceva Group PLC, Term Loan B	7.330%	3-Month LIBOR	5.000%	8/04/25	B1	1,305,563
524	Standard Aero, Canadien Term Loan	6.330%	3-Month LIBOR	4.000%	4/06/26	B	528,409
976	Standard Aero, USD Term Loan B	6.330%	3-Month LIBOR	4.000%	4/06/26	B	982,841
3,976	Total Transportation Infrastructure						3,825,494

	Wireless Telecommunication Services – 3.1% (1.9% of Total Investments)

3,963	Asurion LLC, Term Loan B4	5.234%	1-Month LIBOR	3.000%	8/04/22	Ba3	3,974,965
4,232	Sprint Corporation, Incremental Term Loan	5.250%	1-Month LIBOR	3.000%	2/02/24	Ba2	4,235,168

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Wireless Telecommunication Services (continued)

$11,241	Sprint Corporation, Term Loan, First Lien	4.750%	1-Month LIBOR	2.500%	2/02/24	Ba2	$11,231,414
19,436	Total Wireless Telecommunication Services						19,441,547
$913,830	Total Variable Rate Senior Loan Interests (cost $902,546,455)						888,812,260

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 9.7% (5.9% of Total Investments)

	Communications Equipment – 2.5% (1.5% of Total Investments)

$210	Avaya Inc, 144A, (5), (7)			7.000%	4/01/19	N/R	$—
5,150	Avaya Inc, 144A, (5), (7)			10.500%	3/01/21	N/R	—
8,702	Intelsat Jackson Holdings SA			5.500%	8/01/23	CCC+	8,016,718
7,080	Intelsat Jackson Holdings SA, 144A			9.750%	7/15/25	CCC+	7,327,800
21,142	Total Communications Equipment						15,344,518

	Containers & Packaging – 0.9% (0.6% of Total Investments)

5,717	Reynolds Group Issuer Inc / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu			5.750%	10/15/20	B+	5,738,491

	Diversified Telecommunication Services – 0.8% (0.5% of Total Investments)

1,185	Consolidated Communications Inc			6.500%	10/01/22	B3	1,074,342
3,350	CSC Holdings LLC, 144A			10.875%	10/15/25	B	3,815,884
4,535	Total Diversified Telecommunication Services						4,890,226

	Health Care Providers & Services – 0.5% (0.3% of Total Investments)

830	Tenet Healthcare Corp			6.000%	10/01/20	BB	853,862
910	Tenet Healthcare Corp			8.125%	4/01/22	B–	971,425
1,365	Tenet Healthcare Corp, 144A			6.250%	2/01/27	Ba3	1,412,775
3,105	Total Health Care Providers & Services						3,238,062

	Hotels, Restaurants & Leisure – 0.4% (0.2% of Total Investments)

2,210	Scientific Games International Inc			10.000%	12/01/22	B–	2,303,969

	Media – 2.7% (1.6% of Total Investments)

4,575	AMC Entertainment Holdings Inc			6.125%	5/15/27	B3	4,097,485
1,000	CCO Holdings LLC / CCO Holdings Capital Corp			5.750%	9/01/23	BB+	1,020,000
200	Charter Communications Operating LLC / Charter Communications Operating Capital			3.579%	7/23/20	BBB–	201,577
1,250	Clear Channel Worldwide Holdings Inc, 144A			9.250%	2/15/24	CCC+	1,356,250
645	DISH DBS Corp			5.125%	5/01/20	BB–	652,256
2,000	DISH DBS Corp			5.875%	7/15/22	BB–	2,021,540
4,812	iHeartCommunications Inc, (5), (7)			9.000%	12/15/19	N/R	—
1,762	iHeartCommunications Inc, 144A, (5), (7)			11.250%	3/01/21	N/R	—
8,250	iHeartCommunications Inc, (5), (7)			9.000%	3/01/21	N/R	—
16,459	iHeartCommunications Inc, (5), (7)			12.000%	8/01/21	N/R	—
6,462	iHeartCommunications Inc			8.375%	5/01/27	B–	6,800,648
1,045	Intelsat Luxembourg SA			8.125%	6/01/23	CCC–	843,524
48,460	Total Media						16,993,280

	Oil, Gas & Consumable Fuels – 0.2% (0.1% of Total Investments)

1,442	Denbury Resources Inc, 144A			9.250%	3/31/22	B	1,265,355
245	Denbury Resources Inc, 144A			7.750%	2/15/24	B	179,463
1,687	Total Oil, Gas & Consumable Fuels						1,444,818

	Pharmaceuticals – 0.2% (0.1% of Total Investments)

1,165	Advanz Pharma Corp			8.000%	9/06/24	B–	1,144,613

	Real Estate Management & Development – 0.4% (0.3% of Total Investments)

2,875	Realogy Group LLC, 144A			5.250%	12/01/21	B	2,767,187

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments July 31, 2019

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Semiconductors & Semiconductor Equipment – 0.4% (0.3% of Total Investments)

$1,564	Advanced Micro Devices Inc	7.500%	8/15/22	BB–	$1,769,275
930	Advanced Micro Devices Inc	7.000%	7/01/24	BB–	969,525
2,494	Total Semiconductors & Semiconductor Equipment				2,738,800

	Wireless Telecommunication Services – 0.7% (0.4% of Total Investments)

1,395	Intelsat Connect Finance SA, 144A	9.500%	2/15/23	CCC–	1,251,594
750	Level 3 Financing Inc	5.375%	8/15/22	BB	753,750
1,105	Sprint Corp	7.875%	9/15/23	B+	1,227,931
835	Sprint Corp	7.125%	6/15/24	B+	911,194
4,085	Total Wireless Telecommunication Services				4,144,469
$97,475	Total Corporate Bonds (cost $59,894,585)				60,748,433

Shares	Description (1)				Value

	COMMON STOCKS – 2.7% (1.6% of Total Investments)

	Diversified Consumer Services – 0.0% (0.0% of Total Investments)

18,448	Cengage Learning Holdings II Inc, (8), (9)				$230,047

	Energy Equipment & Services – 0.2% (0.1% of Total Investments)

83,230	Transocean Ltd				506,038
2,712	Vantage Drilling International, (8), (9)				640,032
	Total Energy Equipment & Services				1,146,070

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

74,059	Millennium Health LLC, (8), (9)				741
68,990	Millennium Health LLC, (7), (9)				75,865
64,762	Millennium Health LLC, (7), (9)				64,734
	Total Health Care Providers & Services				141,340

	Internet & Direct Marketing Retail – 0.0% (0.0% of Total Investments)

17,539	Catalina Marketing Corp, (8), (9)				87,695

	Marine – 0.0% (0.0% of Total Investments)

7,338	HGIM Corp, (8), (9)				102,732

	Media – 1.9% (1.2% of Total Investments)

813,624	Clear Channel Outdoor Holdings Inc, (9)				2,465,281
105,851	Cumulus Media Inc				1,599,408
1,973,746	Hibu plc, (8), (9)				400,670
394,504	iHeartMedia Inc, (9)				5,901,780
26,045	Metro-Goldwyn-Mayer Inc, (8)				1,721,132
45,942	Tribune Co, (7)				25,268
	Total Media				12,113,539

	Pharmaceuticals – 0.1% (0.0% of Total Investments)

34,047	Advanz Pharma Corp, (9)				453,506

	Software – 0.5% (0.3% of Total Investments)

238,317	Avaya Holdings Corp, (9)				2,869,337

	Specialty Retail – 0.0% (0.0% of Total Investments)

10,908	Gymboree Holding Corp, (8)				5,454
29,698	Gymboree Holding Corp, (8)				14,849
	Total Specialty Retail				20,303
	Total Common Stocks (cost $34,532,002)				17,164,569

Shares	Description (1), (10)				Value

	INVESTMENT COMPANIES – 1.7% (1.1% of Total Investments)

353,668	Eaton Vance Floating-Rate Income Trust				$4,767,444
968,586	Eaton Vance Senior Income Trust				6,102,092
	Total Investment Companies (cost $11,981,509)				10,869,536

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	ASSET-BACKED SECURITIES – 1.0% ( 0.6% of Total Investments)

$1,200	Bristol Park CLO LTD, Series 2016-1A, 144A, (3-Month LIBOR reference rate + 7.250% spread), (11)	9.553%	4/15/29	Ba3	$1,201,290
500	Carlyle Global Market Strategies Collateralized Loan Obligations, Series 2013-2A, 144A, (3-Month LIBOR reference rate + 5.250% spread), (11)	7.550%	1/18/29	BB–	458,765
1,200	Dryden 50 Senior Loan Fund, Series 2017-50A, (3-Month LIBOR reference rate + 6.260% spread), (11)	8.563%	7/15/30	Ba3	1,166,081
1,250	Gilbert Park CLO LTD, Series 2017-1A, (3-Month LIBOR reference rate + 6.400% spread), (11)	9.187%	10/15/30	Ba3	1,219,681
1,500	Madison Park Funding Limited, Collateralized Loan Obligations, Series 2012-10A, 144A, (3-Month LIBOR reference rate + 6.400% spread), (11)	8.678%	1/20/29	BB–	1,476,687
600	Neuberger Berman Loan Advisers CLO 28 Limited, Series 2018-28A, (3-Month LIBOR reference rate + 5.600% spread), (11)	7.878%	4/20/30	BB–	564,026
$6,250	Total Asset-Backed Securities (cost $6,208,034)				6,086,530

Shares	Description (1)				Value

	COMMON STOCK RIGHTS – 0.1% (0.0% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.1% (0.0% of Total Investments)

2,637	Fieldwood Energy LLC, (8), (9)				$78,451
13,053	Fieldwood Energy LLC, (8), (9)				388,327
	Total Common Stock Rights (cost $372,582)				466,778

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CONVERTIBLE BONDS – 0.0% (0.0% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

$175	Denbury Resources Inc, 144A	6.375%	12/31/24	B	$106,361
$175	Total Convertible Bonds (cost $118,505)				106,361

Shares	Description (1)				Value

	WARRANTS – 0.1% (0.1% of Total Investments)

	Marine – 0.1% (0.1% of Total Investments)

32,786	HGIM Corp, (8)				$459,004

	Software – 0.0% (0.0% of Total Investments)

21,002	Avaya Holdings Corp, (8)				15,752
	Total Warrants (cost $3,226,750)				474,756
	Total Long-Term Investments (cost $1,018,880,422)				984,729,223

Shares	Description (1)	Coupon			Value

	SHORT-TERM INVESTMENTS – 7.0% (4.3% of Total Investments)

	INVESTMENT COMPANIES – 7.0% (4.3% of Total Investments)

43,812,049	BlackRock Liquidity Funds T-Fund Portfolio, (10)	2.254% (12)			$43,812,049
	Total Short-Term Investments (cost $43,812,049)				43,812,049
	Total Investments (cost $1,062,692,471) – 163.8%				1,028,541,272
	Borrowings – (42.1)% (13), (14)				(264,500,000)
	Term Preferred Shares, net of deferred offering costs – (18.2)% (15)				(114,075,264)
	Other Assets Less Liabilities – (3.5)% (16)				(21,747,562)
	Net Assets Applicable to Common Shares – 100%				$628,218,446

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments July 31, 2019

Investment in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)		Fixed Rate Payment Frequency	Maturity Date		Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$25,000,000	Pay	1-Month LIBOR	3.700	%(17)	Monthly	1/01/22	(18)	$(1,936)	$(1,936)
Morgan Stanley Capital Services LLC	35,000,000	Pay	1-Month LIBOR	5.750		Monthly	6/01/24	(19)	40,047	40,047
Morgan Stanley Capital Services LLC	55,000,000	Pay	1-Month LIBOR	4.000		Monthly	1/01/27	(20)	470,110	470,110
Total	$115,000,000								$508,221	$508,221
Total unrealized appreciation on interest rate swaps										$510,157
Total unrealized depreciation on interest rate swaps										$(1,936)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(6)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 8 – Senior Loan Commitments for more information.

(7)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(10)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(11)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(12)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(13)	Borrowings as a percentage of Total Investments is 25.7%.

(14)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(15)	Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 11.1%.

(16)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(17)

Effective April 1, 2017, the fixed rate paid by the Fund increased according to a predetermined schedule as specified in the swap contract. Additionally, this fixed rate increase will continue to occur every three months on specific dates through the swap contract’s termination date.

(18)	This interest rate swap has an optional early termination date beginning on January 1, 2019 and monthly thereafter through the termination date as specified in the swap contract.

(19)	This interest rate swap has an optional early termination date beginning on June 1, 2020 and monthly thereafter through the termination date as specified in the swap contract.

(20)	This interest rate swap has an optional early termination date beginning on January 1, 2021 and monthly thereafter through the termination date as specified in the swap contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

JRO	Nuveen Floating Rate Income Opportunity Fund Portfolio of Investments July 31, 2019

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 155.2% (95.0% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 142.0% (86.9% of Total Investments) (2)

	Aerospace & Defense – 2.7% (1.7% of Total Investments)

$1,400	MacDonald, Dettwiler and Associates, Ltd., Term Loan B	4.990%	1-Month LIBOR	2.750%	10/04/24	BB	$1,272,537
376	Rexnord LLC/ RBS Global, Inc., Term Loan, First Lien	4.234%	1-Month LIBOR	2.000%	8/21/24	BBB–	377,869
4,438	Sequa Corporation, Term Loan B	7.560%	3-Month LIBOR	5.000%	11/28/21	B–	4,390,026
1,597	Sequa Corporation, Term Loan, Second Lien	11.266%	3-Month LIBOR	9.000%	4/28/22	Caa2	1,555,709
3,275	Transdigm, Inc., Term Loan E	4.830%	3-Month LIBOR	2.500%	5/30/25	Ba3	3,253,973
728	Transdigm, Inc., Term Loan F	4.830%	3-Month LIBOR	2.500%	6/09/23	Ba3	725,182
395	Transdigm, Inc., Term Loan G, First Lien	4.830%	3-Month LIBOR	2.500%	8/22/24	Ba3	392,041
12,209	Total Aerospace & Defense						11,967,337

	Air Freight & Logistics – 0.6% (0.4% of Total Investments)

1,055	PAE Holding Corporation, Term Loan B	7.770%	3-Month LIBOR	5.500%	10/20/22	B+	1,059,445
1,444	XPO Logistics, Inc., Term Loan B	4.234%	1-Month LIBOR	2.000%	2/24/25	BBB–	1,448,447
2,499	Total Air Freight & Logistics						2,507,892

	Airlines – 1.9% (1.1% of Total Investments)

854	American Airlines, Inc., Replacement Term Loan	4.379%	1-Month LIBOR	2.000%	10/10/21	BB+	854,326
1,421	American Airlines, Inc., Term Loan 2025	4.061%	3-Month LIBOR	1.750%	6/27/25	BB+	1,395,309
1,850	American Airlines, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB+	1,846,069
4,181	American Airlines, Inc., Term Loan B	4.325%	1-Month LIBOR	2.000%	12/14/23	BB+	4,167,027
8,306	Total Airlines						8,262,731

	Auto Components – 1.1% (0.7% of Total Investments)

1,123	DexKo Global, Inc., Term Loan B	5.734%	1-Month LIBOR	3.500%	7/24/24	B1	1,120,290
2,400	Johnson Controls Inc., Term Loan B	5.734%	1-Month LIBOR	3.500%	4/30/26	Ba3	2,403,756
1,461	Superior Industries International, Inc., Term Loan B	6.234%	1-Month LIBOR	4.000%	5/22/24	B1	1,395,656
4,984	Total Auto Components						4,919,702

	Automobiles – 0.4% (0.2% of Total Investments)

750	Caliber Collision, Term Loan B	5.860%	1-Month LIBOR	3.500%	2/05/26	B1	755,625
985	Navistar, Inc., Term Loan B	5.830%	1-Month LIBOR	3.500%	11/06/24	Ba2	989,314
1,735	Total Automobiles						1,744,939

	Beverages – 0.7% (0.4% of Total Investments)

2,941	Jacobs Douwe Egberts, Term Loan B	4.438%	1-Month LIBOR	2.000%	11/01/25	Ba2	2,947,750

	Biotechnology – 0.9% (0.5% of Total Investments)

3,910	Grifols, Inc., Term Loan B	4.599%	1-Week LIBOR	2.250%	1/31/25	BB	3,927,126

	Building Products – 2.4% (1.5% of Total Investments)

1,491	ACProducts, Inc., Term Loan, First Lien	7.734%	1-Month LIBOR	5.500%	2/15/24	B+	1,423,547
563	Fairmount, Initial Term Loan	6.313%	3-Month LIBOR	4.000%	6/01/25	BB–	481,432
646	Ply Gem Industries, Inc., Term Loan B	6.119%	1-Month LIBOR	3.750%	4/12/25	B+	632,200
8,322	Quikrete Holdings, Inc., Term Loan B	4.984%	1-Month LIBOR	2.750%	11/15/23	BB–	8,269,218
11,022	Total Building Products						10,806,397

	Capital Markets – 2.5% (1.5% of Total Investments)

1,506	Capital Automotive LP, Term Loan, First Lien, (DD1)	4.740%	1-Month LIBOR	2.500%	3/25/24	B1	1,506,231
2,321	Capital Automotive LP, Term Loan, Second Lien	8.234%	1-Month LIBOR	6.000%	3/24/25	B3	2,337,794
1,990	Distributed Power, Term Loan B	5.139%	1-Month LIBOR	3.250%	10/31/25	B	1,962,637

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Capital Markets (continued)

$5,216	RPI Finance Trust, Term Loan B6	4.234%	1-Month LIBOR	2.000%	3/27/23	BBB–	$5,249,762
11,033	Total Capital Markets						11,056,424

	Chemicals – 0.4% (0.2% of Total Investments)

884	Ineos US Finance LLC, Term Loan	4.258%	2-Month LIBOR	2.000%	4/01/24	BB+	871,545
376	Mineral Technologies, Inc., Term Loan B2	4.750%	N/A	4.750%	5/07/21	BB+	377,426
415	Univar, Inc., Term Loan B	4.484%	1-Month LIBOR	2.250%	7/01/24	BB+	416,565
1,675	Total Chemicals						1,665,536

	Commercial Services & Supplies – 4.0% (2.5% of Total Investments)

1,293	ADS Waste Holdings, Inc., Term Loan B	4.599%	1-Week LIBOR	2.250%	11/10/23	BB+	1,297,433
665	Brand Energy & Infrastructure Services, Inc., Term Loan B, First Lien	6.613%	2-Month LIBOR	4.250%	6/21/24	B–	643,616
220	Education Management LLC, Term Loan A, (5)	0.000%	N/A	N/A	7/02/20	N/R	2,202
318	Education Management LLC, Term Loan B, (5)	0.000%	N/A	N/A	7/02/20	N/R	429
6,546	Formula One Group, Term Loan B, (DD1)	4.734%	1-Month LIBOR	2.500%	2/01/24	B+	6,481,456
187	Fort Dearborn Holding Company, Inc., Term Loan, First Lien	6.315%	3-Month LIBOR	4.000%	10/19/23	B2	181,965
1,000	Fort Dearborn Holding Company, Inc., Term Loan, Second Lien	10.813%	3-Month LIBOR	8.500%	10/21/24	CCC	950,000
1,737	GFL Environmental, Term Loan	5.234%	1-Month LIBOR	3.000%	5/30/25	B+	1,726,760
271	Insurance Auto Actions Inc., Term Loan	4.625%	3-Month LIBOR	2.250%	5/22/26	BB	272,334
3,092	iQor US, Inc., Term Loan, First Lien	7.319%	3-Month LIBOR	5.000%	4/01/21	Caa1	2,952,474
333	iQor US, Inc., Term Loan, Second Lien	11.069%	3-Month LIBOR	8.750%	4/01/22	Caa3	268,333
251	KAR Auction Services, Inc., Term Loan B5	4.875%	3-Month LIBOR	2.500%	3/09/23	BB	251,086
1,955	Protection One, Inc., Term Loan	4.984%	1-Month LIBOR	2.750%	5/02/22	BB–	1,955,252
600	Robertshaw US Holding Corp., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B	559,500
254	West Corporation, Incremental Term Loan B1	6.022%	3-Month LIBOR	3.500%	10/10/24	B1	235,763
18,722	Total Commercial Services & Supplies						17,778,603

	Communications Equipment – 5.1% (3.1% of Total Investments)

6,224	Avaya, Inc., Term Loan B, (DD1)	6.575%	1-Month LIBOR	4.250%	12/15/24	B	6,004,051
6,250	CommScope, Inc., Term Loan B	5.484%	1-Month LIBOR	3.250%	4/06/26	Ba1	6,268,750
1,393	Mitel US Holdings, Inc., Term Loan, First Lien	6.734%	1-Month LIBOR	4.500%	11/30/25	B	1,360,160
243	MultiPlan, Inc., Term Loan B	5.080%	3-Month LIBOR	2.750%	6/07/23	B+	236,816
1,558	Plantronics, Term Loan B	4.734%	1-Month LIBOR	2.500%	7/02/25	Ba1	1,560,758
7,406	Univision Communications, Inc., Term Loan C5	4.984%	1-Month LIBOR	2.750%	3/15/24	B	7,260,496
23,074	Total Communications Equipment						22,691,031

	Construction & Engineering – 0.7% (0.4% of Total Investments)

1,425	KBR, Inc, Term Loan B	5.984%	1-Month LIBOR	3.750%	4/25/25	Ba3	1,434,804
1,747	Traverse Midstream Partners, Term Loan B	6.260%	2-Month LIBOR	4.000%	9/27/24	B+	1,715,090
3,172	Total Construction & Engineering						3,149,894

	Consumer Finance – 0.5% (0.3% of Total Investments)

2,213	Verscend Technologies, Tern Loan B	6.734%	1-Month LIBOR	4.500%	8/27/25	B+	2,227,153

	Containers & Packaging – 0.7% (0.4% of Total Investments)

1,048	Berry Global, Inc., Term Loan Q	4.629%	1-Month LIBOR	2.250%	10/01/22	BBB–	1,049,032
2,000	Berry Global, Inc., Term Loan U	4.902%	1-Month LIBOR	2.500%	7/01/26	BBB–	2,000,940
3,048	Total Containers & Packaging						3,049,972

	Distributors – 0.2% (0.1% of Total Investments)

965	SRS Distribution, Inc., Term Loan B	5.484%	1-Month LIBOR	3.250%	5/23/25	B3	936,269

	Diversified Consumer Services – 2.6% (1.6% of Total Investments)

4,935	Cengage Learning Acquisitions, Inc., Term Loan B	6.484%	1-Month LIBOR	4.250%	6/07/23	B	4,768,125
150	Education Management LLC, Elevated Term Loan B, (5)	7.734%	1-Month LIBOR	5.500%	7/02/20	N/R	1,879
4,544	Houghton Mifflin, Term Loan B, First Lien	5.234%	1-Month LIBOR	3.000%	5/28/21	B	4,365,943

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments July 31, 2019

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Diversified Consumer Services (continued)

$2,239	Refinitiv, Term Loan B	5.984%	1-Month LIBOR	3.750%	10/01/25	B	$2,240,149
11,868	Total Diversified Consumer Services						11,376,096

	Diversified Financial Services – 1.0% (0.6% of Total Investments)

1,500	Blackstone CQP, Term Loan	5.887%	3-Month LIBOR	3.500%	9/30/24	B+	1,507,973
1,082	Getty Images, Inc., Initial Dollar Term Loan	6.750%	1-Month LIBOR	4.500%	2/19/26	B2	1,082,074
562	Lions Gate Entertainment Corp., Term Loan B	4.484%	1-Month LIBOR	2.250%	3/24/25	Ba2	562,202
3,364	Walter Investment Management Corporation, Term Loan B, First Lien, (5)	0.000%	N/A	N/A	6/30/22	Ca	1,286,612
6,508	Total Diversified Financial Services						4,438,861

	Diversified Telecommunication Services – 7.7% (4.7% of Total Investments)

1,388	CenturyLink, Inc., Initial Term Loan A	4.984%	1-Month LIBOR	2.750%	11/01/22	BBB–	1,389,887
8,537	CenturyLink, Inc., Term Loan B	4.984%	1-Month LIBOR	2.750%	1/31/25	BBB–	8,495,189
5,411	Frontier Communications Corporation, Term Loan B	5.990%	1-Month LIBOR	3.750%	1/14/22	B2	5,357,511
383	Intelsat Jackson Holdings, S.A., Term Loan B4	6.741%	1-Month LIBOR	4.500%	1/02/24	B1	388,176
614	Intelsat Jackson Holdings, S.A., Term Loan B5	6.625%	N/A	6.625%	1/02/24	B1	622,259
3,643	Level 3 Financing, Inc., Term Loan B	4.484%	1-Month LIBOR	2.250%	2/22/24	BBB–	3,650,803
4,466	Numericable Group S.A., Term Loan B13	6.325%	1-Month LIBOR	4.000%	8/14/26	B	4,452,315
1,000	Windstream Corporation, DIP Term Loan	4.740%	1-Month LIBOR	2.500%	2/26/21	BBB–	1,007,500
9,000	Ziggo B.V., Term Loan E	4.825%	1-Month LIBOR	2.500%	4/15/25	B+	8,957,475
34,442	Total Diversified Telecommunication Services						34,321,115

	Electric Utilities – 1.0% (0.6% of Total Investments)

442	EFS Cogen Holdings LLC, Term Loan B	5.580%	3-Month LIBOR	3.250%	6/28/23	BB	442,136
1,000	ExGen Renewables, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B	969,585
1,626	Vistra Operations Co., Term Loan B1	4.234%	1-Month LIBOR	2.000%	8/01/23	BBB–	1,630,076
1,273	Vistra Operations Co., Term Loan B3	4.270%	3-Month LIBOR	2.000%	12/31/25	BBB–	1,276,843
4,341	Total Electric Utilities						4,318,640

	Electrical Equipment – 0.4% (0.2% of Total Investments)

1,625	TTM Technologies, Inc., Term Loan B	4.902%	1-Month LIBOR	2.500%	9/28/24	BB+	1,622,228

	Energy Equipment & Services – 0.6% (0.4% of Total Investments)

2,962	McDermott International, Term Loan	7.234%	1-Month LIBOR	5.000%	5/12/25	Ba3	2,838,075

	Equity Real Estate Investment Trust – 1.3% (0.8% of Total Investments)

6,052	Communications Sales & Leasing, Inc., Shortfall Term Loan	7.234%	1-Month LIBOR	5.000%	10/24/22	Caa1	5,899,664

	Food & Staples Retailing – 5.9% (3.6% of Total Investments)

1,311	Albertson’s LLC, Term Loan B6	5.234%	1-Month LIBOR	3.000%	6/22/23	BB	1,315,310
14,257	Albertson’s LLC, Term Loan B7	5.234%	1-Month LIBOR	3.000%	11/17/25	BB	14,295,014
1,241	Hearthside Group Holdings LLC, Term Loan B	5.922%	1-Month LIBOR	3.688%	5/23/25	B	1,220,643
9,360	US Foods, Inc., Term Loan B	4.234%	1-Month LIBOR	2.000%	6/27/23	BBB–	9,364,600
26,169	Total Food & Staples Retailing						26,195,567

	Food Products – 0.2% (0.1% of Total Investments)

14	American Seafoods Group LLC, Term Loan B	7.250%	Prime	1.750%	8/21/23	BB–	14,436
942	American Seafoods Group LLC, Term Loan B	5.192%	1-Month LIBOR	2.750%	8/21/23	BB–	941,966
956	Total Food Products						956,402

	Health Care Equipment & Supplies – 2.0% (1.2% of Total Investments)

1,715	Acelity, Term Loan B	5.580%	3-Month LIBOR	3.250%	2/02/24	B1	1,722,372
683	Air Methods Term Loan, First Lien, (DD1)	5.830%	3-Month LIBOR	3.500%	4/22/24	B	579,668
849	Greatbatch, New Term Loan B	5.380%	1-Month LIBOR	3.000%	10/27/22	B+	854,354
2,647	Onex Carestream Finance LP, Term Loan, First Lien	7.984%	1-Month LIBOR	5.750%	2/28/21	B1	2,551,215
2,262	Onex Carestream Finance LP, Term Loan, Second Lien	11.734%	1-Month LIBOR	9.500%	6/07/21	B–	2,154,871
1,082	Vyaire Medical, Inc., Term Loan B	7.070%	3-Month LIBOR	4.750%	4/16/25	B3	1,009,333
9,238	Total Health Care Equipment & Supplies						8,871,813

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Health Care Providers & Services – 9.2% (5.6% of Total Investments)

$3,100	Air Medical Group Holdings, Inc., Term Loan B, (DD1)	5.564%	1-Month LIBOR	3.250%	4/28/22	B1	$3,012,077
1,239	Ardent Health, Term Loan, First Lien	6.734%	1-Month LIBOR	4.500%	6/30/25	B1	1,243,900
1,154	Brightspring Health, Term Loan B	6.880%	1-Month LIBOR	4.500%	3/05/26	B1	1,161,079
704	Civitas Solutions, Term Loan B	6.490%	1-Month LIBOR	4.250%	3/09/26	B1	709,658
44	Civitas Solutions, Term Loan C	6.490%	1-Month LIBOR	4.250%	3/09/26	B1	44,189
1,383	Concentra, Inc., Term Loan B	5.210%	3-Month LIBOR	2.750%	6/01/22	B+	1,386,407
855	ConvaTec, Inc., Term Loan B	4.580%	3-Month LIBOR	2.250%	10/25/23	BB	854,191
3,023	Envision Healthcare Corporation, Initial Term Loan, (DD1)	5.984%	1-Month LIBOR	3.750%	10/10/25	B+	2,606,052
744	HCA, Inc., Term Loan B10	4.330%	3-Month LIBOR	2.000%	3/13/25	BBB–	747,343
2,237	HCA, Inc., Term Loan B11	4.080%	3-Month LIBOR	1.750%	3/17/23	BBB–	2,245,086
638	Healogics, Inc., Term Loan, First Lien	6.730%	3-Month LIBOR	4.250%	7/01/21	B3	506,515
589	Heartland Dental Care, Inc., Term Loan, First Lien	5.984%	1-Month LIBOR	3.750%	4/30/25	B2	568,143
13	Heartland Dental Care, Inc., Delay Draw Facility, (6)	3.750%	N/A	3.750%	4/30/25	B2	12,747
3,203	Kindred at Home Hospice, Term Loan B	6.000%	1-Month LIBOR	3.750%	7/02/25	B1	3,224,911
5,093	Lifepoint Health, Inc., Term Loan, (DD1)	6.769%	1-Month LIBOR	4.500%	11/16/25	B+	5,129,486
1,598	Millennium Laboratories, Inc., Term Loan B, First Lien	8.734%	1-Month LIBOR	6.500%	12/21/20	Caa3	724,403
7,411	Pharmaceutical Product Development, Inc., Term Loan B	4.734%	1-Month LIBOR	2.500%	8/18/22	Ba3	7,409,466
2,285	Prospect Medical Holdings, Term Loan B1	7.875%	1-Month LIBOR	5.500%	2/22/24	B	2,284,035
202	Quorum Health Corp., Term Loan B	9.006%	3-Month LIBOR	6.750%	4/29/22	B1	199,966
4,294	Select Medical Corporation, Term Loan B, (DD1)	4.850%	3-Month LIBOR	2.500%	3/06/25	Ba2	4,291,739
2,327	Team Health, Initial Term Loan	4.984%	1-Month LIBOR	2.750%	2/06/24	B	2,046,216
222	Vizient Inc., Term Loan B	4.984%	1-Month LIBOR	2.750%	5/06/26	BB–	223,256
42,358	Total Health Care Providers & Services						40,630,865

	Health Care Technology – 1.4% (0.9% of Total Investments)

6,430	Emdeon, Inc., Term Loan, (DD1)	4.734%	1-Month LIBOR	2.500%	3/01/24	B+	6,426,320

	Hotels, Restaurants & Leisure – 17.9% (10.9% of Total Investments)

1,524	24 Hour Fitness Worldwide, Inc., Term Loan B	5.734%	1-Month LIBOR	3.500%	5/30/25	Ba3	1,527,157
933	Aramark Corporation, Term Loan	4.080%	3-Month LIBOR	1.750%	3/11/25	BBB–	934,215
741	Arby’s Restaurant Group, Inc., Term Loan B	5.550%	3-Month LIBOR	3.250%	2/05/25	B	738,707
17,309	Burger King Corporation, Term Loan B3	4.484%	1-Month LIBOR	2.250%	2/16/24	Ba3	17,339,368
8,233	Caesars Entertainment Operating Company, Inc., Term Loan B, (DD1)	4.234%	1-Month LIBOR	2.000%	10/06/24	BB	8,225,261
7,791	Caesars Resort Collection, Term Loan, First Lien, (DD1)	4.984%	1-Month LIBOR	2.750%	12/23/24	BB	7,741,470
350	Carrols Restaurant Group Inc., Term Loan B	5.500%	1-Month LIBOR	3.250%	4/30/26	B	351,531
794	CCM Merger, Inc., Term Loan B	4.484%	1-Month LIBOR	2.250%	8/09/21	BB–	795,321
3,241	CityCenter Holdings LLC, Term Loan B	4.484%	1-Month LIBOR	2.250%	4/18/24	BB–	3,251,231
1,190	ClubCorp Operations, Inc., Term Loan B	5.080%	3-Month LIBOR	2.750%	9/18/24	B	1,100,750
2,895	Equinox Holdings, Inc., Term Loan B1	5.234%	1-Month LIBOR	3.000%	3/08/24	B+	2,904,114
975	Four Seasons Holdings, Inc., Term Loan B	4.234%	1-Month LIBOR	2.000%	11/30/23	BB	977,818
5,976	Hilton Hotels, Term Loan B2	4.016%	1-Month LIBOR	1.750%	6/22/26	BBB–	6,001,782
3,048	Intrawest Resorts Holdings, Inc., Term Loan B	5.234%	1-Month LIBOR	3.000%	7/31/24	B	3,057,156
2,430	Life Time Fitness, Inc., Term Loan B	5.272%	3-Month LIBOR	2.750%	6/10/22	BB–	2,432,149
2,235	MGM Growth Properties, Term Loan B	4.234%	1-Month LIBOR	2.000%	3/21/25	BB+	2,239,003
900	MGM Resorts International, Term Loan A	4.234%	1-Month LIBOR	2.000%	12/21/23	BB+	896,909
750	PCI Gaming, Term Loan B	5.234%	1-Month LIBOR	3.000%	5/29/26	BB+	756,495
9,555	Scientific Games Corp., Initial Term Loan B5	4.984%	1-Month LIBOR	2.750%	8/14/24	Ba3	9,520,889
4,679	Stars Group Holdings, Term Loan B	5.830%	3-Month LIBOR	3.500%	7/10/25	B+	4,702,813
2,569	Station Casino LLC, Term Loan B	4.740%	1-Month LIBOR	2.500%	6/08/23	BB	2,578,626
1,489	Wyndham International, Inc., Term Loan B	3.984%	1-Month LIBOR	1.750%	5/30/25	BBB–	1,494,452
79,607	Total Hotels, Restaurants & Leisure						79,567,217

	Household Durables – 0.3% (0.2% of Total Investments)

2,028	Serta Simmons Holdings LLC, Term Loan, First Lien	5.865%	1-Month LIBOR	3.500%	11/08/23	CCC+	1,397,124

	Household Products – 0.2% (0.1% of Total Investments)

977	Reynolds Group Holdings, Inc., Term Loan, First Lien	4.984%	1-Month LIBOR	2.750%	2/05/23	B+	978,822

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments July 31, 2019

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Industrial Conglomerates – 0.2% (0.1% of Total Investments)

$988	Education Advisory Board, Term Loan, First Lien	6.381%	6-Month LIBOR	3.750%	11/15/24	B2	$980,716

	Insurance – 1.9% (1.2% of Total Investments)

733	Acrisure LLC, Term Loan B	6.772%	3-Month LIBOR	4.250%	11/22/23	B	730,672
3,797	Alliant Holdings I LLC, Term Loan B	5.269%	1-Month LIBOR	3.000%	5/09/25	B	3,751,428
1,807	Asurion LLC, Term Loan B6	5.234%	1-Month LIBOR	3.000%	11/03/23	Ba3	1,813,377
2,203	Hub International Holdings, Inc., Term Loan B	5.267%	3-Month LIBOR	3.000%	4/25/25	B	2,183,057
8,540	Total Insurance						8,478,534

	Interactive Media & Services – 1.0% (0.5% of Total Investments)

3,092	Rackspace Hosting, Inc., Refinancing Term B Loan, First Lien, (DD1)	5.576%	3-Month LIBOR	3.000%	11/03/23	BB–	2,877,667
1,493	WeddingWire, Inc., Term Loan	6.734%	1-Month LIBOR	4.500%	12/19/25	B+	1,498,097
4,585	Total Interactive Media & Services						4,375,764

	Internet Software & Services – 0.9% (0.6% of Total Investments)

1,459	Ancestry.com, Inc., Term Loan, First Lien	5.490%	1-Month LIBOR	3.250%	10/19/23	B	1,459,968
1,731	Dynatrace, Term Loan, First Lien	5.234%	1-Month LIBOR	3.000%	8/22/25	B1	1,735,467
97	Dynatrace, Term Loan, Second Lien	9.234%	1-Month LIBOR	7.000%	8/21/26	CCC+	97,467
1,913	SkillSoft Corporation, Term Loan, Second Lien	10.520%	3-Month LIBOR	8.250%	4/28/22	CCC	702,970
5,200	Total Internet Software & Services						3,995,872

	IT Services – 4.7% (2.9% of Total Investments)

672	DTI Holdings, Inc., Replacement Term Loan B1	7.006%	2-Month LIBOR	4.750%	9/29/23	B–	620,974
1,119	Gartner, Inc., Term Loan A	3.984%	1-Month LIBOR	1.750%	3/21/22	BB+	1,122,704
1,294	GTT Communications, Inc., Term Loan, First Lien	4.980%	1-Month LIBOR	2.750%	6/02/25	B2	1,139,872
500	Optiv Security, Inc., Term Loan, Second Lien	9.484%	1-Month LIBOR	7.250%	1/31/25	Caa1	440,835
611	Presidio, Inc., Term Loan B	5.066%	3-Month LIBOR	2.750%	2/02/24	B+	611,373
3,605	Sabre, Inc., Term Loan B	4.234%	1-Month LIBOR	2.000%	2/22/24	BB	3,620,123
711	Science Applications International Corporation, Term Loan B	3.984%	1-Month LIBOR	1.750%	10/31/25	BB+	710,134
3,500	Syniverse Holdings, Inc., Initial Term Loan, Second Lien	11.325%	1-Month LIBOR	9.000%	3/11/24	CCC	2,511,250
3,170	Syniverse Holdings, Inc., Term Loan C, (DD1)	7.325%	1-Month LIBOR	5.000%	3/09/23	B2	2,910,075
1,715	Tempo Acquisition LLC, Term Loan B	5.234%	1-Month LIBOR	3.000%	5/01/24	B1	1,719,716
2,500	Travelport LLC, Term Loan B	7.541%	6-Month LIBOR	5.000%	5/29/26	B+	2,435,150
1,996	West Corporation, Term Loan B	6.522%	3-Month LIBOR	4.000%	10/10/24	B1	1,869,088
970	WEX, Inc., Term Loan B3	4.484%	1-Month LIBOR	2.250%	5/15/26	BB–	972,843
22,363	Total IT Services						20,684,137

	Life Sciences Tools & Services – 0.7% (0.5% of Total Investments)

333	Inventiv Health, Inc, Term Loan B	4.234%	1-Month LIBOR	2.000%	8/01/24	BB	333,501
3,080	Parexel International Corp., Term Loan B, (DD1)	4.984%	1-Month LIBOR	2.750%	9/27/24	B2	2,978,205
3,413	Total Life Sciences Tools & Services						3,311,706

	Machinery – 1.3% (0.8% of Total Investments)

1,019	BJ’s Wholesale Club, Inc., Term Loan B	5.075%	1-Month LIBOR	2.750%	2/01/24	B	1,022,813
1,738	Gardner Denver, Inc., Term Loan B	4.984%	1-Month LIBOR	2.750%	7/30/24	BB+	1,744,182
1,037	Gates Global LLC, Term Loan B	4.984%	1-Month LIBOR	2.750%	4/01/24	B+	1,034,149
1,441	TNT Crane and Rigging Inc., Initial Term Loan, First Lien, (DD1)	6.830%	3-Month LIBOR	4.500%	11/27/20	CCC+	1,350,471
650	TNT Crane and Rigging, Inc., Term Loan, Second Lien	11.330%	3-Month LIBOR	9.000%	11/26/21	CCC–	479,375
5,885	Total Machinery						5,630,990

	Marine – 0.5% (0.3% of Total Investments)

527	American Commercial Lines LLC, Term Loan B, First Lien	10.984%	1-Month LIBOR	8.750%	11/12/20	CCC+	346,174
2,007	Harvey Gulf International Marine, Inc., Exit Term Loan	8.743%	3-Month LIBOR	6.000%	7/02/23	B	1,914,394
2,534	Total Marine						2,260,568

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Media – 13.9% (8.6% of Total Investments)

$277	Advantage Sales & Marketing, Inc., Term Loan B2, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B2	$256,645
296	Advantage Sales & Marketing, Inc., Term Loan, First Lien	5.580%	3-Month LIBOR	3.250%	7/23/21	B2	274,999
491	Affinion Group Holdings, Inc., Consenting Term Loan, (cash 4.519%, PIK 1.750%)	6.269%	1-Month LIBOR	4.000%	4/10/24	N/R	420,718
1,253	AMC Entertainment, Inc., Term Loan B, (DD1)	5.230%	6-Month LIBOR	3.000%	4/22/26	Ba2	1,255,907
509	Catalina Marketing Corporation, First Out Loan	9.814%	1-Month LIBOR	7.500%	2/15/23	B2	431,891
643	Catalina Marketing Corporation, Last Out PIK Term Loan, (cash 3.314%, PIK 9.500%)	3.314%	1-Month LIBOR	1.000%	8/15/23	Caa2	305,493
369	CBS Radio, Inc., Term Loan B	4.991%	1-Month LIBOR	2.750%	11/18/24	BB	369,268
4,515	Cequel Communications LLC, Term Loan B	4.575%	1-Month LIBOR	2.250%	1/15/26	BB	4,508,974
4,178	Charter Communications Operating Holdings LLC, Term Loan B	4.330%	3-Month LIBOR	2.000%	4/30/25	BBB–	4,189,997
1,642	Cineworld Group PLC, Term Loan B	4.484%	1-Month LIBOR	2.250%	2/28/25	BB–	1,638,853
10,829	Clear Channel Communications, Inc., Exit Term Loan, (DD1)	6.579%	3-Month LIBOR	4.000%	5/01/26	BB–	10,924,160
2,379	CSC Holdings LLC, Term Loan B	4.825%	1-Month LIBOR	2.500%	1/25/26	BB	2,381,951
1,250	CSC Holdings LLC, Refinancing Term Loan, (DD1)	4.575%	1-Month LIBOR	2.250%	7/17/25	BB	1,248,438
2,651	Cumulus Media, Inc., Exit Term Loan	6.740%	1-Month LIBOR	4.500%	5/13/22	B	2,673,811
748	EW Scripps, Term Loan B	4.984%	1-Month LIBOR	2.750%	5/01/26	BB	750,463
553	Gray Television, Inc., Term Loan B2	4.582%	3-Month LIBOR	2.250%	2/07/24	BB	554,404
746	Gray Television, Inc., Term Loan C	4.832%	3-Month LIBOR	2.500%	1/02/26	BB	749,179
1,829	IMG Worldwide, Inc., Term Loan B	4.990%	1-Month LIBOR	2.750%	5/18/25	B	1,785,563
3,252	Intelsat Jackson Holdings, S.A., Term Loan B	5.991%	1-Month LIBOR	3.750%	11/30/23	B1	3,265,842
5,728	McGraw-Hill Education Holdings LLC, Term Loan B	6.234%	1-Month LIBOR	4.000%	5/02/22	B+	5,493,146
1,350	Meredith Corporation, Term Loan B1	4.984%	1-Month LIBOR	2.750%	1/31/25	BB	1,356,721
1,839	Metro-Goldwyn-Mayer, Inc., Term Loan, First Lien, (DD1)	4.740%	1-Month LIBOR	2.500%	7/03/25	BB	1,834,153
1,000	Metro-Goldwyn-Mayer, Inc., Term Loan, Second Lien	6.740%	1-Month LIBOR	4.500%	7/03/26	B2	975,000
1,100	Nexstar Broadcasting, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	1,101,606
471	Nexstar Broadcasting, Inc., Term Loan B3	4.652%	1-Month LIBOR	2.250%	1/17/24	BB	469,572
2,364	Nexstar Broadcasting, Inc., Term Loan B3	4.491%	1-Month LIBOR	2.250%	1/17/24	BB	2,357,206
397	Red Ventures, Term Loan B	5.234%	1-Month LIBOR	3.000%	11/08/24	BB–	398,725
2,325	Sinclair Television Group, Term Loan B2	4.490%	1-Month LIBOR	2.250%	1/03/24	BB+	2,326,240
485	Sinclair Television Group, Term Loan B2, (WI/DD)	TBD	TBD	TBD	TBD	BB+	486,331
415	Sinclair Television Group, Term Loan B2, (WI/DD)	TBD	TBD	TBD	TBD	BB+	416,855
1,420	Springer Science & Business Media, Inc., Term Loan B13, First Lien	5.734%	1-Month LIBOR	3.500%	8/15/22	B	1,424,067
1,033	UPC Financing Partnership, Term Loan AR1, First Lien	4.854%	1-Month LIBOR	2.500%	1/15/26	BB	1,034,087
4,313	WideOpenWest Finance LLC, Term Loan B	5.519%	1-Month LIBOR	3.250%	8/18/23	B	4,244,923
62,650	Total Media						61,905,188

	Multiline Retail – 1.3% (0.8% of Total Investments)

47	99 Cents Only Stores, Term Loan B2, Second Lien, (cash 7.402%, PIK 1.500%)	8.902%	PRIME	4.000%	1/13/22	CCC+	42,388
1,127	99 Cents Only Stores, Term Loan B2, Second Lien, (cash 7.651%, PIK 1.500%)	9.151%	6-Month LIBOR	6.500%	1/13/22	CCC+	1,016,419
881	99 Cents Only Stores, Term Loan B2, Second Lien, (cash 7.752%, PIK 1.500%)	9.022%	3-Month LIBOR	6.500%	1/13/22	CCC+	794,557
2,170	Belk, Inc., Term Loan B, First Lien	7.285%	3-Month LIBOR	4.750%	12/12/22	B2	1,767,305
1,481	EG America LLC, Term Loan, First Lien	6.330%	3-Month LIBOR	4.000%	2/07/25	B	1,469,221
599	Hudson’s Bay Company, Term Loan B, First Lien	5.638%	1-Month LIBOR	3.250%	9/30/22	BB	599,408
6,305	Total Multiline Retail						5,689,298

	Oil, Gas & Consumable Fuels – 2.5% (1.6% of Total Investments)

1,440	BCP Renaissance Parent, Term Loan B	5.756%	3-Month LIBOR	3.500%	10/31/24	B+	1,441,799
998	California Resources Corporation, Term Loan	12.616%	1-Month LIBOR	10.375%	12/31/21	B	1,004,884
3,415	California Resources Corporation, Term Loan B	6.991%	1-Month LIBOR	4.750%	12/31/22	B	3,265,594
2,551	Fieldwood Energy LLC, Exit Term Loan	7.506%	3-Month LIBOR	5.250%	4/11/22	B+	2,355,099
2,351	Fieldwood Energy LLC, Exit Term Loan, Second Lien	9.506%	3-Month LIBOR	7.250%	4/11/23	B+	1,949,815

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments July 31, 2019

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Oil, Gas & Consumable Fuels (continued)

$1,200	Peabody Energy Corporation, Term Loan B	4.984%	1-Month LIBOR	2.750%	3/31/25	BB	$1,198,341
11,955	Total Oil, Gas & Consumable Fuels						11,215,532

	Personal Products – 1.3% (0.8% of Total Investments)

2,948	Coty, Inc., Term Loan A, (DD1)	4.360%	1-Month LIBOR	2.000%	4/05/23	BB–	2,823,180
199	Coty, Inc., Term Loan B	4.610%	1-Month LIBOR	2.250%	4/07/25	BB–	192,790
3,131	Revlon Consumer Products Corporation, Term Loan B, First Lien	6.022%	3-Month LIBOR	3.500%	11/16/20	B3	2,565,138
6,278	Total Personal Products						5,581,108

	Pharmaceuticals – 3.0% (1.8% of Total Investments)

958	Alphabet Holding Company, Inc., Initial Term Loan, First Lien	5.734%	1-Month LIBOR	3.500%	9/26/24	B–	908,329
998	Catalent Pharma Solutions, Inc., Dollar Term Loan B2	4.484%	1-Month LIBOR	2.250%	5/18/26	BB	1,003,739
3,598	Concordia Healthcare Corp, Exit Term Loan	7.825%	1-Month LIBOR	5.500%	9/06/24	B–	3,507,309
2,141	Valeant Pharmaceuticals International, Inc., Term Loan B	5.129%	1-Month LIBOR	2.750%	11/27/25	Ba2	2,142,891
5,606	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	5.379%	1-Month LIBOR	3.000%	6/02/25	Ba2	5,632,570
13,301	Total Pharmaceuticals						13,194,838

	Professional Services – 2.1% (1.3% of Total Investments)

1,058	Ceridian HCM Holding, Inc., Term Loan B	5.234%	1-Month LIBOR	3.000%	4/30/25	B2	1,066,431
1,150	Dun & Bradstreet Corp., Initial Term Loan	7.241%	1-Month LIBOR	5.000%	2/06/26	B2	1,158,987
3,350	Nielsen Finance LLC, Term Loan B4, (DD1)	4.367%	1-Month LIBOR	2.000%	10/04/23	BBB–	3,349,573
957	On Assignment, Inc., Term Loan B	4.234%	1-Month LIBOR	2.000%	4/02/25	BB	959,814
3,315	Skillsoft Corporation, Initial Term Loan, First Lien, (DD1)	6.946%	6-Month LIBOR	4.750%	4/28/21	CCC+	2,824,238
9,830	Total Professional Services						9,359,043

	Real Estate Management & Development – 1.4% (0.9% of Total Investments)

2,838	GGP, Initial Term Loan A2	4.484%	1-Month LIBOR	2.250%	8/28/23	BB+	2,763,332
969	Realogy Group LLC, Term Loan A	4.522%	1-Month LIBOR	2.250%	2/08/23	Ba1	945,742
1,248	Realogy Group LLC, Term Loan B	4.522%	1-Month LIBOR	2.250%	2/08/25	BB+	1,191,957
1,453	Trico Group, LLC, Initial Term Loan, First Lien	9.330%	3-Month LIBOR	7.000%	2/02/24	B	1,404,422
6,508	Total Real Estate Management & Development						6,305,453

	Road & Rail – 2.8% (1.7% of Total Investments)

5,531	Avolon LLC, Term Loan B3	4.022%	1-Month LIBOR	1.750%	1/30/25	Baa2	5,551,230
1,448	Quality Distribution, Incremental Term Loan, First Lien	7.830%	3-Month LIBOR	5.500%	8/18/22	B–	1,440,263
1,091	Savage Enterprises LLC, Term Loan B	6.880%	1-Month LIBOR	4.500%	8/01/25	B+	1,096,311
3,470	Uber Technologies, Inc., Term Loan	6.325%	1-Month LIBOR	4.000%	4/04/25	B1	3,488,544
740	Uber Technologies, Inc., Term Loan	5.769%	1-Month LIBOR	3.500%	7/13/23	B1	743,392
12,280	Total Road & Rail						12,319,740

	Semiconductors & Semiconductor Equipment – 0.8% (0.5% of Total Investments)

676	Cabot Microelectronics, Term Loan B	4.500%	1-Month LIBOR	2.250%	11/14/25	BB+	678,362
136	Lumileds, Term Loan B	5.799%	3-Month LIBOR	3.500%	6/30/24	B+	92,108
1,150	Microchip Technology., Inc, Term Loan B	4.240%	1-Month LIBOR	2.000%	5/29/25	Baa3	1,151,220
1,427	ON Semiconductor Corporation, Term Loan B3	3.984%	1-Month LIBOR	1.750%	3/31/23	Baa3	1,426,263
3,389	Total Semiconductors & Semiconductor Equipment						3,347,953

	Software – 15.2% (9.3% of Total Investments)

1,233	Blackboard, Inc., Term Loan B4	7.300%	3-Month LIBOR	5.000%	6/30/21	B–	1,229,760
5,779	BMC Software, Inc., Term Loan B	6.580%	3-Month LIBOR	4.250%	10/02/25	B	5,569,743
1,657	Compuware Corporation, Term Loan, First Lien	6.234%	1-Month LIBOR	4.000%	8/22/25	B	1,665,130
2,400	Datto, Inc., Term Loan	6.580%	3-Month LIBOR	4.250%	4/02/26	B	2,424,000
1,496	DiscoverOrg LLC, Term Loan B	6.734%	1-Month LIBOR	4.500%	2/02/26	B	1,495,315
2,071	Ellucian, Term Loan B, First Lien	5.580%	3-Month LIBOR	3.250%	9/30/22	B	2,073,778
2,571	Epicor Software Corporation, Term Loan B, (DD1)	5.490%	1-Month LIBOR	3.250%	6/01/22	B2	2,568,782

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Software (continued)

$2,919	Greeneden U.S. Holdings II LLC, Term Loan B	5.484%	1-Month LIBOR	3.250%	12/01/23	B2	$2,908,431
10,786	Infor (US), Inc., Term Loan B	5.080%	3-Month LIBOR	2.750%	2/01/22	Ba3	10,803,655
2,501	Informatica, Term Loan B	5.484%	1-Month LIBOR	3.250%	8/05/22	B1	2,515,521
1,216	Kronos Incorporated, Term Loan B	5.579%	3-Month LIBOR	3.000%	11/01/23	B	1,218,539
656	McAfee Holdings International, Inc., Term Loan, Second Lien	10.741%	1-Month LIBOR	8.500%	9/29/25	B–	665,273
3,352	McAfee LLC, Term Loan B	5.991%	1-Month LIBOR	3.750%	9/30/24	B	3,356,270
863	Micro Focus International PLC, New Term Loan	4.734%	1-Month LIBOR	2.500%	6/21/24	BB–	858,211
5,830	Micro Focus International PLC, Term Loan B	4.734%	1-Month LIBOR	2.500%	6/21/24	BB–	5,795,713
4,143	Micro Focus International PLC, Term Loan B2	4.484%	1-Month LIBOR	2.250%	11/19/21	BB–	4,143,354
1,436	Misys, New Term Loan, Second Lien, (DD1)	9.446%	1-Month LIBOR	7.250%	6/13/25	CCC+	1,430,311
3,196	Misys, New Term Loan, First Lien	5.734%	1-Month LIBOR	3.500%	6/13/24	B	3,141,684
378	Mitchell International, Inc., Initial Term Loan, First Lien	5.484%	1-Month LIBOR	3.250%	11/29/24	B2	359,680
667	Mitchell International, Inc., Initial Term Loan, Second Lien	9.484%	1-Month LIBOR	7.250%	12/01/25	CCC	628,333
1,200	Perforce Software Inc., Term Loan, First Lien	6.734%	1-Month LIBOR	4.500%	7/01/26	B2	1,199,256
1,462	RP Crown Parent LLC, Term Loan B	4.984%	1-Month LIBOR	2.750%	10/15/23	B1	1,462,134
2,982	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B3	4.484%	1-Month LIBOR	2.250%	4/16/25	BB+	2,985,331
2,030	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B4	4.484%	1-Month LIBOR	2.250%	4/16/25	BB	2,032,524
4,164	TIBCO Software, Inc., Term Loan B	6.390%	1-Month LIBOR	4.000%	6/30/26	B1	4,177,403
750	Ultimate Software, Term Loan, First Lien	6.080%	3-Month LIBOR	3.750%	5/04/26	B	756,971
67,738	Total Software						67,465,102

	Specialty Retail – 2.3% (1.4% of Total Investments)

1,791	Academy, Ltd., Term Loan B	6.397%	1-Month LIBOR	4.000%	7/01/22	CCC+	1,266,625
472	Neiman Marcus Group Inc., The Cash Pay Extended	8.380%	1-Month LIBOR	6.000%	10/25/23	CCC+	406,506
2,093	Petco Animal Supplies, Inc., Term Loan B1	5.506%	3-Month LIBOR	3.250%	1/26/23	B2	1,630,465
4,609	Petsmart Inc., Term Loan B, First Lien, (DD1)	6.380%	1-Month LIBOR	4.000%	3/11/22	B	4,532,605
2,085	Petsmart Inc., Term Loan B , (DD1)	5.380%	1-Month LIBOR	3.000%	3/11/22	B2	2,008,471
1,203	Serta Simmons Holdings LLC, Term Loan, Second Lien	10.314%	1-Month LIBOR	8.000%	11/08/24	CCC–	559,636
12,253	Total Specialty Retail						10,404,308

	Technology Hardware, Storage & Peripherals – 4.5% (2.8% of Total Investments)

13,709	Dell International LLC, Refinancing Term Loan B	4.240%	1-Month LIBOR	2.000%	9/07/23	BBB–	13,761,144
6,212	Western Digital, Term Loan B	4.012%	1-Month LIBOR	1.750%	4/29/23	Baa2	6,176,213
19,921	Total Technology Hardware, Storage & Peripherals						19,937,357

	Transportation Infrastructure – 0.6% (0.4% of Total Investments)

746	Atlantic Aviation FBO Inc., Term Loan	5.990%	1-Month LIBOR	3.750%	12/06/25	BB	756,511
926	Ceva Group PLC, Term Loan B	7.330%	3-Month LIBOR	5.000%	8/04/25	B1	815,976
350	Standard Aero, Canadien Term Loan	6.330%	3-Month LIBOR	4.000%	4/06/26	B	352,273
650	Standard Aero, USD Term Loan B	6.330%	3-Month LIBOR	4.000%	4/06/26	B	655,227
2,672	Total Transportation Infrastructure						2,579,987

	Wireless Telecommunication Services – 2.6% (1.6% of Total Investments)

1,801	Asurion LLC, Term Loan B4	5.234%	1-Month LIBOR	3.000%	8/04/22	Ba3	1,806,802
2,888	Sprint Corporation, Incremental Term Loan	5.250%	1-Month LIBOR	3.000%	2/02/24	Ba2	2,889,997
6,843	Sprint Corporation, Term Loan, First Lien	4.750%	1-Month LIBOR	2.500%	2/02/24	Ba2	6,836,513
11,532	Total Wireless Telecommunication Services						11,533,312
$647,189	Total Variable Rate Senior Loan Interests (cost $639,063,386)						630,034,071

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments July 31, 2019

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 9.4% (5.7% of Total Investments)

	Communications Equipment – 2.6% (1.6% of Total Investments)

$155	Avaya Inc, 144A, (5), (7)	7.000%	4/01/19	N/R	$—
3,830	Avaya Inc, 144A, (5), (7)	10.500%	3/01/21	N/R	—
6,472	Intelsat Jackson Holdings SA	5.500%	8/01/23	CCC+	5,962,330
5,580	Intelsat Jackson Holdings SA, 144A	9.750%	7/15/25	CCC+	5,775,300
16,037	Total Communications Equipment				11,737,630

	Containers & Packaging – 0.9% (0.6% of Total Investments)

4,070	Reynolds Group Issuer Inc	5.750%	10/15/20	B+	4,085,027

	Diversified Telecommunication Services – 0.6% (0.4% of Total Investments)

865	Consolidated Communications Inc	6.500%	10/01/22	B3	784,224
1,650	CSC Holdings LLC, 144A	10.875%	10/15/25	B	1,879,466
2,515	Total Diversified Telecommunication Services				2,663,690

	Health Care Providers & Services – 0.6% (0.3% of Total Investments)

590	Tenet Healthcare Corp	6.000%	10/01/20	BB	606,963
705	Tenet Healthcare Corp	8.125%	4/01/22	B–	752,587
1,060	Tenet Healthcare Corp, 144A	6.250%	2/01/27	Ba3	1,097,100
2,355	Total Health Care Providers & Services				2,456,650

	Hotels, Restaurants & Leisure – 0.4% (0.3% of Total Investments)

1,691	Scientific Games International Inc	10.000%	12/01/22	B–	1,762,901

	Media – 2.3% (1.4% of Total Investments)

3,270	AMC Entertainment Holdings Inc	6.125%	5/15/27	B3	2,928,694
150	Charter Communications Operating LLC	3.579%	7/23/20	BBB–	151,183
750	Clear Channel Worldwide Holdings Inc, 144A	9.250%	2/15/24	CCC+	813,750
495	DISH DBS Corp	5.125%	5/01/20	BB–	500,569
4,662	iHeartCommunications Inc, (5), (7)	9.000%	12/15/19	N/R	—
1,714	iHeartCommunications Inc, 144A, (5), (7)	11.250%	3/01/21	N/R	—
6,250	iHeartCommunications Inc, (5), (7)	9.000%	3/01/21	N/R	—
14,960	iHeartCommunications Inc, (5), (7)	12.000%	8/01/21	N/R	—
5,002	iHeartCommunications Inc	8.375%	5/01/27	B–	5,264,078
920	Intelsat Luxembourg SA	8.125%	6/01/23	CCC–	742,624
38,173	Total Media				10,400,898

	Oil, Gas & Consumable Fuels – 0.2% (0.1% of Total Investments)

1,024	Denbury Resources Inc, 144A	9.250%	3/31/22	B	898,560
175	Denbury Resources Inc, 144A	7.750%	2/15/24	B	128,188
1,199	Total Oil, Gas & Consumable Fuels				1,026,748

	Pharmaceuticals – 0.2% (0.1% of Total Investments)

733	Advanz Pharma Corp	8.000%	9/06/24	B–	720,173

	Real Estate Management & Development – 0.5% (0.3% of Total Investments)

2,185	Realogy Group LLC / Realogy Co-Issuer Corp, 144A	5.250%	12/01/21	B	2,103,062

	Semiconductors & Semiconductor Equipment – 0.4% (0.2% of Total Investments)

1,394	Advanced Micro Devices Inc	7.500%	8/15/22	BB–	1,576,963

	Wireless Telecommunication Services – 0.7% (0.4% of Total Investments)

1,235	Intelsat Connect Finance SA, 144A	9.500%	2/15/23	CCC–	1,108,042
750	Level 3 Financing Inc	5.375%	8/15/22	BB	753,750
855	Sprint Corp	7.875%	9/15/23	B+	950,119
240	Sprint Corp	7.125%	6/15/24	B+	261,900
3,080	Total Wireless Telecommunication Services				3,073,811
$73,432	Total Corporate Bonds (cost $41,068,059)				41,607,553

Shares	Description (1)				Value

	COMMON STOCKS – 3.0% (1.8% of Total Investments)

	Diversified Consumer Services – 0.1% (0.0% of Total Investments)

16,910	Cengage Learning Holdings II Inc, (8), (9)				$210,867

	Energy Equipment & Services – 0.2% (0.1% of Total Investments)

63,862	Transocean Ltd				388,281
2,534	Vantage Drilling International, (8), (9)				598,024
	Total Energy Equipment & Services				986,305

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

54,276	Millennium Health LLC, (8), (9)				543
50,560	Millennium Health LLC, (7), (9)				55,598
47,462	Millennium Health LLC, (7), (9)				47,442
	Total Health Care Providers & Services				103,583

	Internet & Direct Marketing Retail – 0.0% (0.0% of Total Investments)

12,030	Catalina Marketing Corp, (8), (9)				60,150

	Marine – 0.0% (0.0% of Total Investments)

4,721	HGIM Corp, (8), (9)				66,094

	Media – 2.1% (1.3% of Total Investments)

640,661	Clear Channel Outdoor Holdings Inc, (9)				1,941,203
75,235	Cumulus Media Inc				1,136,801
1,318,561	Hibu plc, (8), (9)				267,668
316,926	iHeartMedia Inc, (9)				4,741,213
23,363	Metro-Goldwyn-Mayer Inc, (8)				1,543,897
36,087	Tribune Co, (7)				19,848
	Total Media				9,650,630

	Pharmaceuticals – 0.1% (0.1% of Total Investments)

22,768	Advanz Pharma Corp, (9)				303,270

	Software – 0.5% (0.3% of Total Investments)

193,243	Avaya Holdings Corp, (9)				2,326,646

	Specialty Retail – 0.0% (0.0% of Total Investments)

8,181	Gymboree Holding Corp, (8)				4,091
22,273	Gymboree Holding Corp, (8)				11,136
	Total Specialty Retail				15,227
	Total Common Stocks (cost $26,787,873)				13,722,772

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	ASSET-BACKED SECURITIES – 0.6% ( 0.4% of Total Investments)

$675	Bristol Park CLO LTD, Series 2016-1A, 144A, (3-Month LIBOR reference rate + 7.250% spread), (10)	9.553%	4/15/29	Ba3	$675,726
800	Dryden 50 Senior Loan Fund, Series 2017-50A, 144A, (3-Month LIBOR reference rate + 6.260% spread), (10)	8.563%	7/15/30	Ba3	777,387
750	Gilbert Park CLO LTD, Series 2017-1A, (3-Month LIBOR reference rate + 6.400% spread), (10)	9.187%	10/15/30	Ba3	731,809
400	Neuberger Berman Loan Advisers CLO 28 Limited, Series 2018-28A, 144A, (3-Month LIBOR reference rate + 5.600% spread), (10)	7.878%	4/20/30	BB–	376,017
$2,625	Total Asset-Backed Securities (cost $2,600,363)				2,560,939

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments July 31, 2019

Shares	Description (1)				Value

	COMMON STOCK RIGHTS – 0.1% (0.1% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.1% (0.1% of Total Investments)

2,721	Fieldwood Energy LLC , (8), (9)				$80,950
13,466	Fieldwood Energy LLC , (8), (9)				400,613
	Total Common Stock Rights (cost $384,387)				481,563

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CONVERTIBLE BONDS – 0.0% (0.0% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

$125	Denbury Resources Inc, 144A	6.375%	12/31/24	B	$75,972
$125	Total Convertible Bonds (cost $84,647)				75,972

Shares	Description (1)				Value

	WARRANTS – 0.1% (0.1% of Total Investments)

	Marine – 0.1% (0.1% of Total Investments)

21,097	HGIM Corp, (8)				$295,358

	Software – 0.0% (0.0% of Total Investments)

15,619	Avaya Holdings Corp, (8)				11,714
	Total Warrants (cost $2,304,710)				307,072
	Total Long-Term Investments (cost $712,293,425)				688,789,942

Shares	Description (1)	Coupon			Value

	SHORT-TERM INVESTMENTS – 8.2% (5.0% of Total Investments)

	INVESTMENT COMPANIES – 8.2% (5.0% of Total Investments)

36,427,860	BlackRock Liquidity Funds T-Fund Portfolio, (11)	2.254% (12)			$36,427,860
	Total Short-Term Investments (cost $36,427,860)				36,427,860
	Total Investments (cost $748,721,285) – 163.4%				725,217,802
	Borrowings – (40.3)% (13), (14)				(178,800,000)
	Term Preferred Shares, net of deferred offering costs – (18.7)% (15)				(83,075,728)
	Other Assets Less Liabilities – (4.4)% (16)				(19,641,891)
	Net Assets Applicable to Common Shares – 100%				$443,700,183

Investment in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)		Fixed Rate Payment Frequency	Maturity Date		Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$8,000,000	Pay	1-Month LIBOR	3.000	%(17)	Monthly	12/01/23	(18)	$(1,803)	$(1,803)
Morgan Stanley Capital Services LLC	10,000,000	Pay	1-Month LIBOR	2.500	%(19)	Monthly	1/01/22	(20)	(18,112)	(18,112)
Morgan Stanley Capital Services LLC	21,000,000	Pay	1-Month LIBOR	2.500	%(21)	Monthly	4/01/22	(22)	(45,756)	(45,756)
Morgan Stanley Capital Services LLC	45,000,000	Pay	1-Month LIBOR	4.000%		Monthly	1/01/27	(23)	384,635	384,635
Total	$84,000,000								$318,964	$318,964
Total unrealized appreciation on interest rate swaps										$384,635
Total unrealized depreciation on interest rate swaps										$(65,671)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(6)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 8 – Senior Loan Commitments for more information.

(7)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(10)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(11)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(12)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(13)	Borrowings as a percentage of Total Investments is 24.7%.

(14)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(15)	Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 11.5%.

(16)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(17)

Effective December 1, 2018, the fixed rate paid by the Fund increased according to a predetermined schedule as specified in the swap contract. Additionally, this fixed rate increase will continue to occur every two years on specific dates through the swap contract’s termination date.

(18)	This interest rate swap has an optional early termination date beginning on December 1, 2018 and monthly thereafter through the termination date as specified in the swap contract.

(19)

Effective January 1, 2020, the fixed rate paid by the Fund increased according to a predetermined schedule as specified in the swap contract. Additionally, this fixed rate increase will continue to occur every twelve months on specific dates through the swap contract’s termination date.

(20)	This interest rate swap has an optional early termination date beginning on January 1, 2019 and monthly thereafter through the termination date as specified in the swap contract.

(21)

Effective April 1, 2020, the fixed rate paid by the Fund increased according to a predetermined schedule as specified in the swap contract. Additionally, this fixed rate increase will continue to occur every twelve months on specific dates through the swap contract’s termination date.

(22)	This interest rate swap has an optional early termination date beginning on July 1, 2019 and monthly thereafter through the termination date as specified in the swap contract.

(23)	This interest rate swap has an optional early termination date beginning on January 1, 2021 and monthly thereafter through the termination date as specified in the swap contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

JSD	Nuveen Short Duration Credit Opportunities Fund Portfolio of Investments July 31, 2019

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 159.3% (94.6% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 146.8% (87.2% of Total Investments) (2)

	Aerospace & Defense – 3.1% (1.9% of Total Investments)

$550	MacDonald, Dettwiler and Associates, Ltd., Term Loan B	4.990%	1-Month LIBOR	2.750%	10/04/24	BB	$499,925
2,373	Sequa Corporation, Term Loan B	7.560%	3-Month LIBOR	5.000%	11/28/21	B–	2,347,879
854	Sequa Corporation, Term Loan, Second Lien	11.266%	3-Month LIBOR	9.000%	4/28/22	Caa2	832,026
1,642	Transdigm, Inc., Term Loan F	4.830%	3-Month LIBOR	2.500%	6/09/23	Ba3	1,636,366
5,419	Total Aerospace & Defense						5,316,196

	Air Freight & Logistics – 0.9% (0.5% of Total Investments)

792	PAE Holding Corporation, Term Loan B	7.770%	3-Month LIBOR	5.500%	10/20/22	B+	794,583
722	XPO Logistics, Inc., Term Loan B	4.234%	1-Month LIBOR	2.000%	2/24/25	BBB–	724,224
1,514	Total Air Freight & Logistics						1,518,807

	Airlines – 2.4% (1.4% of Total Investments)

700	American Airlines, Inc., Replacement Term Loan	4.379%	1-Month LIBOR	2.000%	10/10/21	BB+	700,536
589	American Airlines, Inc., Term Loan 2025	4.061%	3-Month LIBOR	1.750%	6/27/25	BB+	578,175
1,475	American Airlines, Inc., Term Loan B, (DD1)	4.241%	1-Month LIBOR	2.000%	4/28/23	BB+	1,471,764
1,305	American Airlines, Inc., Term Loan B	4.325%	1-Month LIBOR	2.000%	12/14/23	BB+	1,300,453
4,069	Total Airlines						4,050,928

	Auto Components – 1.3% (0.8% of Total Investments)

842	DexKo Global, Inc., Term Loan B	5.734%	1-Month LIBOR	3.500%	7/24/24	B1	840,218
1,000	Johnson Controls Inc., Term Loan B	5.734%	1-Month LIBOR	3.500%	4/30/26	Ba3	1,001,565
487	Superior Industries International, Inc., Term Loan B	6.234%	1-Month LIBOR	4.000%	5/22/24	B1	465,219
2,329	Total Auto Components						2,307,002

	Beverages – 0.7% (0.4% of Total Investments)

1,253	Jacobs Douwe Egberts, Term Loan B	4.438%	1-Month LIBOR	2.000%	11/01/25	Ba2	1,255,722

	Biotechnology – 1.1% (0.7% of Total Investments)

1,955	Grifols, Inc., Term Loan B	4.599%	1-Week LIBOR	2.250%	1/31/25	BB	1,963,563

	Building Products – 1.8% (1.1% of Total Investments)

596	ACProducts, Inc., Term Loan, First Lien	7.734%	1-Month LIBOR	5.500%	2/15/24	B+	569,419
225	Fairmount, Initial Term Loan	6.313%	3-Month LIBOR	4.000%	6/01/25	BB–	192,572
323	Ply Gem Industries, Inc., Term Loan B	6.119%	1-Month LIBOR	3.750%	4/12/25	B+	316,100
2,049	Quikrete Holdings, Inc., Term Loan B	4.984%	1-Month LIBOR	2.750%	11/15/23	BB–	2,036,200
3,193	Total Building Products						3,114,291

	Capital Markets – 2.5% (1.5% of Total Investments)

811	Capital Automotive LP, Term Loan, First Lien, (DD1)	4.740%	1-Month LIBOR	2.500%	3/25/24	B1	811,422
1,741	Capital Automotive LP, Term Loan, Second Lien	8.234%	1-Month LIBOR	6.000%	3/24/25	B3	1,753,345
1,673	RPI Finance Trust, Term Loan B6	4.234%	1-Month LIBOR	2.000%	3/27/23	BBB–	1,683,523
4,225	Total Capital Markets						4,248,290

	Chemicals – 0.6% (0.3% of Total Investments)

421	Ineos US Finance LLC, Term Loan	4.258%	2-Month LIBOR	2.000%	4/01/24	BB+	415,466
546	Univar, Inc., Term Loan B	4.484%	1-Month LIBOR	2.250%	7/01/24	BB+	547,105
967	Total Chemicals						962,571

	Commercial Services & Supplies – 4.2% (2.5% of Total Investments)

447	Brand Energy & Infrastructure Services, Inc., Term Loan B, First Lien	6.613%	2-Month LIBOR	4.250%	6/21/24	B–	433,087
3,048	Formula One Group, Term Loan B, (DD1)	4.734%	1-Month LIBOR	2.500%	2/01/24	B+	3,017,937

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Commercial Services & Supplies (continued)

$94	Fort Dearborn Holding Company, Inc., Term Loan, First Lien	6.315%	3-Month LIBOR	4.000%	10/19/23	B2	$90,983
496	GFL Environmental, Term Loan	5.234%	1-Month LIBOR	3.000%	5/30/25	B+	493,360
217	Insurance Auto Actions Inc., Term Loan	4.625%	3-Month LIBOR	2.250%	5/22/26	BB	217,868
1,767	iQor US, Inc., Term Loan, First Lien	7.319%	3-Month LIBOR	5.000%	4/01/21	Caa1	1,687,128
167	iQor US, Inc., Term Loan, Second Lien	11.069%	3-Month LIBOR	8.750%	4/01/22	Caa3	134,167
200	KAR Auction Services, Inc., Term Loan B5	4.875%	3-Month LIBOR	2.500%	3/09/23	BB	200,869
503	Protection One, Inc., Term Loan	4.984%	1-Month LIBOR	2.750%	5/02/22	BB–	503,431
200	Robertshaw US Holding Corp., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B	186,500
169	West Corporation, Incremental Term Loan B1	6.022%	3-Month LIBOR	3.500%	10/10/24	B1	157,175
7,308	Total Commercial Services & Supplies						7,122,505

	Communications Equipment – 3.1% (1.8% of Total Investments)

2,619	Avaya, Inc., Term Loan B, (DD1)	6.575%	1-Month LIBOR	4.250%	12/15/24	B	2,526,248
1,350	CommScope, Inc., Term Loan B	5.484%	1-Month LIBOR	3.250%	4/06/26	Ba1	1,354,050
896	Mitel US Holdings, Inc., Term Loan, First Lien	6.734%	1-Month LIBOR	4.500%	11/30/25	B	874,389
519	Plantronics, Term Loan B	4.734%	1-Month LIBOR	2.500%	7/02/25	Ba1	520,253
5,384	Total Communications Equipment						5,274,940

	Construction & Engineering – 1.2% (0.7% of Total Investments)

713	KBR, Inc, Term Loan B	5.984%	1-Month LIBOR	3.750%	4/25/25	Ba3	717,402
1,320	Traverse Midstream Partners, Term Loan B	6.260%	2-Month LIBOR	4.000%	9/27/24	B+	1,295,732
2,033	Total Construction & Engineering						2,013,134

	Consumer Finance – 0.4% (0.3% of Total Investments)

738	Verscend Technologies, Tern Loan B	6.734%	1-Month LIBOR	4.500%	8/27/25	B+	742,385

	Containers & Packaging – 0.8% (0.5% of Total Investments)

699	Berry Global, Inc., Term Loan Q	4.629%	1-Month LIBOR	2.250%	10/01/22	BBB–	699,355
750	Berry Global, Inc., Term Loan U	4.902%	1-Month LIBOR	2.500%	7/01/26	BBB–	750,352
1,449	Total Containers & Packaging						1,449,707

	Distributors – 0.3% (0.2% of Total Investments)

579	SRS Distribution, Inc., Term Loan B	5.484%	1-Month LIBOR	3.250%	5/23/25	B3	561,761

	Diversified Consumer Services – 2.1% (1.2% of Total Investments)

1,815	Cengage Learning Acquisitions, Inc., Term Loan B	6.484%	1-Month LIBOR	4.250%	6/07/23	B	1,753,479
1,062	Houghton Mifflin, Term Loan B, First Lien	5.234%	1-Month LIBOR	3.000%	5/28/21	B	1,020,675
746	Refinitiv, Term Loan B	5.984%	1-Month LIBOR	3.750%	10/01/25	B	746,717
3,623	Total Diversified Consumer Services						3,520,871

	Diversified Financial Services – 1.2% (0.7% of Total Investments)

425	Blackstone CQP, Term Loan	5.887%	3-Month LIBOR	3.500%	9/30/24	B+	427,259
603	Getty Images, Inc., Initial Dollar Term Loan	6.750%	1-Month LIBOR	4.500%	2/19/26	B2	603,178
375	Lions Gate Entertainment Corp., Term Loan B	4.484%	1-Month LIBOR	2.250%	3/24/25	Ba2	374,801
1,741	Walter Investment Management Corporation, Term Loan B, First Lien, (5)	0.000%	N/A	N/A	6/30/22	Ca	665,766
3,144	Total Diversified Financial Services						2,071,004

	Diversified Telecommunication Services – 8.1% (4.8% of Total Investments)

694	CenturyLink, Inc., Initial Term Loan A	4.984%	1-Month LIBOR	2.750%	11/01/22	BBB–	694,943
4,234	CenturyLink, Inc., Term Loan B	4.984%	1-Month LIBOR	2.750%	1/31/25	BBB–	4,212,830
3,013	Frontier Communications Corporation, Term Loan B	5.990%	1-Month LIBOR	3.750%	1/14/22	B2	2,983,093
195	Intelsat Jackson Holdings, S.A., Term Loan B4	6.741%	1-Month LIBOR	4.500%	1/02/24	B1	197,344
312	Intelsat Jackson Holdings, S.A., Term Loan B5	6.625%	N/A	6.625%	1/02/24	B1	316,350
200	Level 3 Financing, Inc., Term Loan B	4.484%	1-Month LIBOR	2.250%	2/22/24	BBB–	200,438
1,985	Numericable Group S.A., Term Loan B13	6.325%	1-Month LIBOR	4.000%	8/14/26	B	1,978,807
1,250	Windstream Corporation, DIP Term Loan	4.740%	1-Month LIBOR	2.500%	2/26/21	BBB–	1,259,375
2,000	Ziggo B.V., Term Loan E	4.825%	1-Month LIBOR	2.500%	4/15/25	B+	1,990,550
13,883	Total Diversified Telecommunication Services						13,833,730

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments July 31, 2019

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Electric Utilities – 1.4% (0.8% of Total Investments)

$295	EFS Cogen Holdings LLC, Term Loan B	5.580%	3-Month LIBOR	3.250%	6/28/23	BB	$294,757
400	ExGen Renewables, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B	387,834
1,084	Vistra Operations Co., Term Loan B1	4.234%	1-Month LIBOR	2.000%	8/01/23	BBB–	1,086,718
640	Vistra Operations Co., Term Loan B3	4.270%	3-Month LIBOR	2.000%	12/31/25	BBB–	642,140
2,419	Total Electric Utilities						2,411,449

	Electrical Equipment – 0.5% (0.3% of Total Investments)

804	TTM Technologies, Inc., Term Loan B	4.902%	1-Month LIBOR	2.500%	9/28/24	BB+	802,682

	Energy Equipment & Services – 1.1% (0.7% of Total Investments)

1,975	McDermott International, Term Loan	7.234%	1-Month LIBOR	5.000%	5/12/25	Ba3	1,892,050

	Equity Real Estate Investment Trust – 1.7% (1.0% of Total Investments)

3,049	Communications Sales & Leasing, Inc., Shortfall Term Loan	7.234%	1-Month LIBOR	5.000%	10/24/22	Caa1	2,972,660

	Food & Staples Retailing – 6.4% (3.8% of Total Investments)

936	Albertson’s LLC, Term Loan B6	5.234%	1-Month LIBOR	3.000%	6/22/23	BB	939,372
7,340	Albertson’s LLC, Term Loan B7	5.234%	1-Month LIBOR	3.000%	11/17/25	BB	7,359,467
1	Del Monte Foods Company, Term Loan, First Lien	7.750%	Prime	2.250%	2/18/21	CCC+	607
293	Del Monte Foods Company, Term Loan, First Lien	5.776%	3-Month LIBOR	3.250%	2/18/21	CCC+	229,579
2,460	US Foods, Inc., Term Loan B	4.234%	1-Month LIBOR	2.000%	6/27/23	BBB–	2,461,223
11,030	Total Food & Staples Retailing						10,990,248

	Food Products – 0.3% (0.2% of Total Investments)

9	American Seafoods Group LLC, Term Loan B	7.250%	Prime	1.750%	8/21/23	BB–	9,023
589	American Seafoods Group LLC, Term Loan B	5.192%	1-Month LIBOR	2.750%	8/21/23	BB–	588,728
598	Total Food Products						597,751

	Health Care Equipment & Supplies – 2.9% (1.7% of Total Investments)

1,042	Acelity, Term Loan B	5.580%	3-Month LIBOR	3.250%	2/02/24	B1	1,046,047
285	Air Methods Term Loan, First Lien, (DD1)	5.830%	3-Month LIBOR	3.500%	4/22/24	B	241,528
566	Greatbatch, New Term Loan B	5.380%	1-Month LIBOR	3.000%	10/27/22	B+	569,569
1,668	Onex Carestream Finance LP, Term Loan, First Lien	7.984%	1-Month LIBOR	5.750%	2/28/21	B1	1,607,532
849	Onex Carestream Finance LP, Term Loan, Second Lien	11.734%	1-Month LIBOR	9.500%	6/07/21	B–	808,843
722	Vyaire Medical, Inc., Term Loan B	7.070%	3-Month LIBOR	4.750%	4/16/25	B3	672,889
5,132	Total Health Care Equipment & Supplies						4,946,408

	Health Care Providers & Services – 10.8% (6.4% of Total Investments)

1,448	Air Medical Group Holdings, Inc., Term Loan B, (DD1)	5.564%	1-Month LIBOR	3.250%	4/28/22	B1	1,406,804
495	Ardent Health, Term Loan, First Lien	6.734%	1-Month LIBOR	4.500%	6/30/25	B1	497,062
692	Brightspring Health, Term Loan B	6.880%	1-Month LIBOR	4.500%	3/05/26	B1	696,648
235	Civitas Solutions, Term Loan B	6.490%	1-Month LIBOR	4.250%	3/09/26	B1	236,553
15	Civitas Solutions, Term Loan C	6.490%	1-Month LIBOR	4.250%	3/09/26	B1	14,730
765	ConvaTec, Inc., Term Loan B	4.580%	3-Month LIBOR	2.250%	10/25/23	BB	764,582
859	Envision Healthcare Corporation, Initial Term Loan, (DD1)	5.984%	1-Month LIBOR	3.750%	10/10/25	B+	740,922
249	HCA, Inc., Term Loan B11	4.080%	3-Month LIBOR	1.750%	3/17/23	BBB–	249,596
459	Heartland Dental Care, Inc., Term Loan, First Lien	5.984%	1-Month LIBOR	3.750%	4/30/25	B2	442,741
10	Heartland Dental Care, Inc., Delay Draw Facility, (6)	3.750%	N/A	3.750%	4/30/25	B2	9,933
1,633	Kindred at Home Hospice, Term Loan B	6.000%	1-Month LIBOR	3.750%	7/02/25	B1	1,644,071
2,620	Lifepoint Health, Inc., Term Loan, (DD1)	6.769%	1-Month LIBOR	4.500%	11/16/25	B+	2,638,515
477	Millennium Laboratories, Inc., Term Loan B, First Lien	8.734%	1-Month LIBOR	6.500%	12/21/20	Caa3	216,419
3,456	Pharmaceutical Product Development, Inc., Term Loan B	4.734%	1-Month LIBOR	2.500%	8/18/22	Ba3	3,455,187
1,465	Prospect Medical Holdings, Term Loan B1	7.875%	1-Month LIBOR	5.500%	2/22/24	B	1,463,749
117	Quorum Health Corp., Term Loan B	9.006%	3-Month LIBOR	6.750%	4/29/22	B1	115,726
2,661	Select Medical Corporation, Term Loan B, (DD1)	4.850%	3-Month LIBOR	2.500%	3/06/25	Ba2	2,659,733
1,164	Team Health, Initial Term Loan	4.984%	1-Month LIBOR	2.750%	2/06/24	B	1,023,108
148	Vizient Inc., Term Loan B	4.984%	1-Month LIBOR	2.750%	5/06/26	BB–	148,837
18,968	Total Health Care Providers & Services						18,424,916

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Health Care Technology – 1.2% (0.7% of Total Investments)

$1,991	Emdeon, Inc., Term Loan, (DD1)	4.734%	1-Month LIBOR	2.500%	3/01/24	B+	$1,989,608

	Hotels, Restaurants & Leisure – 14.9% (8.8% of Total Investments)

1,016	24 Hour Fitness Worldwide, Inc., Term Loan B	5.734%	1-Month LIBOR	3.500%	5/30/25	Ba3	1,018,105
2,683	Burger King Corporation, Term Loan B3	4.484%	1-Month LIBOR	2.250%	2/16/24	Ba3	2,688,168
2,050	Caesars Entertainment Operating Company, Inc., Term Loan B, (DD1)	4.234%	1-Month LIBOR	2.000%	10/06/24	BB	2,048,279
3,894	Caesars Resort Collection, Term Loan, First Lien, (DD1)	4.984%	1-Month LIBOR	2.750%	12/23/24	BB	3,868,626
150	Carrols Restaurant Group Inc., Term Loan B	5.500%	1-Month LIBOR	3.250%	4/30/26	B	150,656
1,173	CCM Merger, Inc., Term Loan B	4.484%	1-Month LIBOR	2.250%	8/09/21	BB–	1,175,943
1,620	CityCenter Holdings LLC, Term Loan B	4.484%	1-Month LIBOR	2.250%	4/18/24	BB–	1,625,710
480	ClubCorp Operations, Inc., Term Loan B	5.080%	3-Month LIBOR	2.750%	9/18/24	B	444,000
1,462	Equinox Holdings, Inc., Term Loan B1	5.234%	1-Month LIBOR	3.000%	3/08/24	B+	1,466,598
177	Hilton Hotels, Term Loan B2	4.016%	1-Month LIBOR	1.750%	6/22/26	BBB–	178,055
1,106	Life Time Fitness, Inc., Term Loan B	5.272%	3-Month LIBOR	2.750%	6/10/22	BB–	1,106,906
350	MGM Resorts International, Term Loan A	4.234%	1-Month LIBOR	2.000%	12/21/23	BB+	348,798
500	PCI Gaming, Term Loan B	5.234%	1-Month LIBOR	3.000%	5/29/26	BB+	504,330
995	Penn National Gaming, Inc., Term Loan B	4.484%	1-Month LIBOR	2.250%	10/15/25	BB	998,114
4,441	Scientific Games Corp., Initial Term Loan B5	4.984%	1-Month LIBOR	2.750%	8/14/24	Ba3	4,424,868
1,599	Stars Group Holdings, Term Loan B	5.830%	3-Month LIBOR	3.500%	7/10/25	B+	1,607,373
1,713	Station Casino LLC, Term Loan B	4.740%	1-Month LIBOR	2.500%	6/08/23	BB	1,719,084
25,409	Total Hotels, Restaurants & Leisure						25,373,613

	Household Durables – 0.3% (0.2% of Total Investments)

627	Serta Simmons Holdings LLC, Term Loan, First Lien	5.865%	1-Month LIBOR	3.500%	11/08/23	CCC+	432,071

	Household Products – 1.0% (0.6% of Total Investments)

1,623	Reynolds Group Holdings, Inc., Term Loan, First Lien	4.984%	1-Month LIBOR	2.750%	2/05/23	B+	1,625,543

	Industrial Conglomerates – 0.4% (0.3% of Total Investments)

741	Education Advisory Board, Term Loan, First Lien	6.381%	6-Month LIBOR	3.750%	11/15/24	B2	735,537

	Insurance – 0.9% (0.5% of Total Investments)

489	Acrisure LLC, Term Loan B	6.772%	3-Month LIBOR	4.250%	11/22/23	B	487,115
1,004	Hub International Holdings, Inc., Term Loan B	5.267%	3-Month LIBOR	3.000%	4/25/25	B	994,913
1,493	Total Insurance						1,482,028

	Interactive Media & Services – 1.3% (0.7% of Total Investments)

1,332	Rackspace Hosting, Inc., Refinancing Term Loan B, First Lien, (DD1)	5.576%	3-Month LIBOR	3.000%	11/03/23	BB–	1,239,841
995	WeddingWire, Inc., Term Loan	6.734%	1-Month LIBOR	4.500%	12/19/25	B+	998,731
2,327	Total Interactive Media & Services						2,238,572

	Internet Software & Services – 1.2% (0.7% of Total Investments)

973	Ancestry.com, Inc., Term Loan, First Lien	5.490%	1-Month LIBOR	3.250%	10/19/23	B	973,312
660	Dynatrace, Term Loan, First Lien	5.234%	1-Month LIBOR	3.000%	8/22/25	B1	661,877
37	Dynatrace, Term Loan, Second Lien	9.234%	1-Month LIBOR	7.000%	8/21/26	CCC+	37,707
1,109	SkillSoft Corporation, Term Loan, Second Lien	10.520%	3-Month LIBOR	8.250%	4/28/22	CCC	407,519
2,779	Total Internet Software & Services						2,080,415

	IT Services – 5.1% (3.1% of Total Investments)

336	DTI Holdings, Inc., Replacement Term Loan B1	7.006%	2-Month LIBOR	4.750%	9/29/23	B–	310,487
627	Gartner, Inc., Term Loan A	3.984%	1-Month LIBOR	1.750%	3/21/22	BB+	629,395
324	GTT Communications, Inc., Term Loan, First Lien	4.980%	1-Month LIBOR	2.750%	6/02/25	B2	284,968
1,260	Sabre, Inc., Term Loan B	4.234%	1-Month LIBOR	2.000%	2/22/24	BB	1,265,201
1,500	Syniverse Holdings, Inc., Initial Term Loan, Second Lien	11.325%	1-Month LIBOR	9.000%	3/11/24	CCC	1,076,250
1,393	Syniverse Holdings, Inc., Term Loan C, (DD1)	7.325%	1-Month LIBOR	5.000%	3/09/23	B2	1,278,987
980	Tempo Acquisition LLC, Term Loan B	5.234%	1-Month LIBOR	3.000%	5/01/24	B1	982,695
1,250	Travelport LLC, Term Loan B	7.541%	6-Month LIBOR	5.000%	5/29/26	B+	1,217,575
1,032	West Corporation, Term Loan B	6.522%	3-Month LIBOR	4.000%	10/10/24	B1	966,491

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments July 31, 2019

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	IT Services (continued)

$727	WEX, Inc., Term Loan B3	4.484%	1-Month LIBOR	2.250%	5/15/26	BB–	$729,632
9,429	Total IT Services						8,741,681

	Life Sciences Tools & Services – 0.4% (0.2% of Total Investments)

664	Parexel International Corp., Term Loan B, (DD1)	4.984%	1-Month LIBOR	2.750%	9/27/24	B2	641,727

	Machinery – 1.7% (1.0% of Total Investments)

153	BJ’s Wholesale Club, Inc., Term Loan B	5.075%	1-Month LIBOR	2.750%	2/01/24	B	153,275
693	Gardner Denver, Inc., Term Loan B	4.984%	1-Month LIBOR	2.750%	7/30/24	BB+	695,953
622	Gates Global LLC, Term Loan B	4.984%	1-Month LIBOR	2.750%	4/01/24	B+	620,489
1,119	TNT Crane and Rigging Inc., Initial Term Loan, First Lien, (DD1)	6.830%	3-Month LIBOR	4.500%	11/27/20	CCC+	1,049,232
400	TNT Crane and Rigging, Inc., Term Loan, Second Lien	11.330%	3-Month LIBOR	9.000%	11/26/21	CCC–	295,000
2,987	Total Machinery						2,813,949

	Marine – 0.7% (0.4% of Total Investments)

395	American Commercial Lines LLC, Term Loan B, First Lien	10.984%	1-Month LIBOR	8.750%	11/12/20	CCC+	259,630
969	Harvey Gulf International Marine, Inc., Exit Term Loan	8.743%	3-Month LIBOR	6.000%	7/02/23	B	924,171
1,364	Total Marine						1,183,801

	Media – 12.9% (7.7% of Total Investments)

201	Advantage Sales & Marketing, Inc., Term Loan B2, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B2	186,171
214	Advantage Sales & Marketing, Inc., Term Loan, First Lien	5.580%	3-Month LIBOR	3.250%	7/23/21	B2	199,485
327	Affinion Group Holdings, Inc., Consenting Term Loan, (cash 4.519%, PIK 1.750%)	6.269%	1-Month LIBOR	4.000%	4/10/24	N/R	280,479
499	AMC Entertainment, Inc., Term Loan B, (DD1)	5.230%	6-Month LIBOR	3.000%	4/22/26	Ba2	500,375
73	Catalina Marketing Corporation, First Out Loan	9.814%	1-Month LIBOR	7.500%	2/15/23	B2	61,699
92	Catalina Marketing Corporation, Last Out PIK Term Loan, (cash 3.314%, PIK 9.500%)	3.314%	1-Month LIBOR	1.000%	8/15/23	Caa2	43,642
168	CBS Radio, Inc., Term Loan B	4.991%	1-Month LIBOR	2.750%	11/18/24	BB	167,849
411	Cineworld Group PLC, Term Loan B	4.484%	1-Month LIBOR	2.250%	2/28/25	BB–	410,227
4,359	Clear Channel Communications, Inc., Exit Term Loan, (DD1)	6.579%	3-Month LIBOR	4.000%	5/01/26	BB–	4,397,680
843	CSC Holdings LLC, Term Loan B	4.825%	1-Month LIBOR	2.500%	1/25/26	BB	843,920
500	CSC Holdings LLC, Refinancing Term Loan, (DD1)	4.575%	1-Month LIBOR	2.250%	7/17/25	BB	499,375
807	Cumulus Media, Inc., Exit Term Loan	6.740%	1-Month LIBOR	4.500%	5/13/22	B	813,907
499	EW Scripps, Term Loan B	4.984%	1-Month LIBOR	2.750%	5/01/26	BB	500,309
415	Gray Television, Inc., Term Loan B2	4.582%	3-Month LIBOR	2.250%	2/07/24	BB	415,803
686	IMG Worldwide, Inc., Term Loan B	4.990%	1-Month LIBOR	2.750%	5/18/25	B	669,586
1,772	Intelsat Jackson Holdings, S.A., Term Loan B	5.991%	1-Month LIBOR	3.750%	11/30/23	B1	1,779,536
2,671	McGraw-Hill Education Holdings LLC, Term Loan B	6.234%	1-Month LIBOR	4.000%	5/02/22	B+	2,561,764
579	Meredith Corporation, Term Loan B1	4.984%	1-Month LIBOR	2.750%	1/31/25	BB	581,452
894	Metro-Goldwyn-Mayer, Inc., Term Loan, First Lien, (DD1)	4.740%	1-Month LIBOR	2.500%	7/03/25	BB	892,139
400	Metro-Goldwyn-Mayer, Inc., Term Loan, Second Lien	6.740%	1-Month LIBOR	4.500%	7/03/26	B2	390,000
600	Nexstar Broadcasting, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	600,876
256	Nexstar Broadcasting, Inc., Term Loan B3	4.652%	1-Month LIBOR	2.250%	1/17/24	BB	255,002
1,284	Nexstar Broadcasting, Inc., Term Loan B3	4.491%	1-Month LIBOR	2.250%	1/17/24	BB	1,280,082
132	Red Ventures, Term Loan B	5.234%	1-Month LIBOR	3.000%	11/08/24	BB–	132,908
249	Sinclair Television Group, Term Loan B2	4.490%	1-Month LIBOR	2.250%	1/03/24	BB+	248,880
188	Sinclair Television Group, Term Loan B2, (WI/DD)	TBD	TBD	TBD	TBD	BB+	189,129
161	Sinclair Television Group, Term Loan B2, (WI/DD)	TBD	TBD	TBD	TBD	BB+	162,110
710	Springer Science & Business Media, Inc., Term Loan B13, First Lien	5.734%	1-Month LIBOR	3.500%	8/15/22	B	712,033
2,213	WideOpenWest Finance LLC, Term Loan B	5.519%	1-Month LIBOR	3.250%	8/18/23	B	2,178,190
22,203	Total Media						21,954,608

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Multiline Retail – 1.2% (0.7% of Total Investments)

$1,494	Belk, Inc., Term Loan B, First Lien	7.285%	3-Month LIBOR	4.750%	12/12/22	B2	$1,216,221
617	EG America LLC, Term Loan, First Lien	6.330%	3-Month LIBOR	4.000%	2/07/25	B	612,175
299	Hudson’s Bay Company, Term Loan B, First Lien	5.638%	1-Month LIBOR	3.250%	9/30/22	BB	299,704
2,410	Total Multiline Retail						2,128,100

	Oil, Gas & Consumable Fuels – 4.0% (2.4% of Total Investments)

1,080	BCP Renaissance Parent, Term Loan B	5.756%	3-Month LIBOR	3.500%	10/31/24	B+	1,081,350
599	California Resources Corporation, Term Loan	12.616%	1-Month LIBOR	10.375%	12/31/21	B	602,931
1,665	California Resources Corporation, Term Loan B	6.991%	1-Month LIBOR	4.750%	12/31/22	B	1,592,156
923	Fieldwood Energy LLC, Exit Term Loan	7.506%	3-Month LIBOR	5.250%	4/11/22	B+	852,637
1,456	Fieldwood Energy LLC, Exit Term Loan, Second Lien	9.506%	3-Month LIBOR	7.250%	4/11/23	B+	1,207,727
1,000	Oryx, Initial Term Loan	6.269%	1-Month LIBOR	4.000%	5/22/26	B	998,955
519	Peabody Energy Corporation, Term Loan B	4.984%	1-Month LIBOR	2.750%	3/31/25	BB	518,815
7,242	Total Oil, Gas & Consumable Fuels						6,854,571

	Personal Products – 1.5% (0.9% of Total Investments)

857	Coty, Inc., Term Loan A, (WI/DD)	TBD	TBD	TBD	TBD	BB–	820,891
133	Coty, Inc., Term Loan B	4.610%	1-Month LIBOR	2.250%	4/07/25	BB–	128,527
1,916	Revlon Consumer Products Corporation, Term Loan B, First Lien	6.022%	3-Month LIBOR	3.500%	11/16/20	B3	1,569,392
2,906	Total Personal Products						2,518,810

	Pharmaceuticals – 2.9% (1.7% of Total Investments)

499	Catalent Pharma Solutions, Inc., Dollar Term Loan B2	4.484%	1-Month LIBOR	2.250%	5/18/26	BB	501,870
1,697	Concordia Healthcare Corp, Exit Term Loan	7.825%	1-Month LIBOR	5.500%	9/06/24	B–	1,654,279
692	Valeant Pharmaceuticals International, Inc., Term Loan B	5.129%	1-Month LIBOR	2.750%	11/27/25	Ba2	692,254
2,013	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	5.379%	1-Month LIBOR	3.000%	6/02/25	Ba2	2,023,036
4,901	Total Pharmaceuticals						4,871,439

	Professional Services – 2.5% (1.5% of Total Investments)

983	Ceridian HCM Holding, Inc., Term Loan B	5.234%	1-Month LIBOR	3.000%	4/30/25	B2	990,368
500	Dun & Bradstreet Corp., Initial Term Loan	7.241%	1-Month LIBOR	5.000%	2/06/26	B2	503,908
1,545	Nielsen Finance LLC, Term Loan B4, (DD1)	4.367%	1-Month LIBOR	2.000%	10/04/23	BBB–	1,544,664
1,456	Skillsoft Corporation, Initial Term Loan, First Lien, (DD1)	6.946%	6-Month LIBOR	4.750%	4/28/21	CCC+	1,240,734
4,484	Total Professional Services						4,279,674

	Real Estate Management & Development – 1.1% (0.7% of Total Investments)

1,419	GGP, Initial Term Loan A2	4.484%	1-Month LIBOR	2.250%	8/28/23	BB+	1,381,666
484	Realogy Group LLC, Term Loan A	4.522%	1-Month LIBOR	2.250%	2/08/23	Ba1	472,871
1,903	Total Real Estate Management & Development						1,854,537

	Road & Rail – 2.6% (1.5% of Total Investments)

1,034	Avolon LLC, Term Loan B3	4.022%	1-Month LIBOR	1.750%	1/30/25	Baa2	1,037,728
965	Quality Distribution, Incremental Term Loan, First Lien	7.830%	3-Month LIBOR	5.500%	8/18/22	B–	960,175
655	Savage Enterprises LLC, Term Loan B	6.880%	1-Month LIBOR	4.500%	8/01/25	B+	657,787
1,735	Uber Technologies, Inc., Term Loan	6.325%	1-Month LIBOR	4.000%	4/04/25	B1	1,744,272
4,389	Total Road & Rail						4,399,962

	Semiconductors & Semiconductor Equipment – 1.0% (0.6% of Total Investments)

451	Cabot Microelectronics, Term Loan B	4.500%	1-Month LIBOR	2.250%	11/14/25	BB+	452,241
296	Lumileds, Term Loan B	5.799%	3-Month LIBOR	3.500%	6/30/24	B+	199,553
287	Microchip Technology., Inc, Term Loan B	4.240%	1-Month LIBOR	2.000%	5/29/25	Baa3	287,805
713	ON Semiconductor Corporation, Term Loan B3	3.984%	1-Month LIBOR	1.750%	3/31/23	Baa3	713,132
1,747	Total Semiconductors & Semiconductor Equipment						1,652,731

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments July 31, 2019

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Software – 16.8% (10.0% of Total Investments)

$395	Blackboard, Inc., Term Loan B4	7.300%	3-Month LIBOR	5.000%	6/30/21	B–	$393,593
2,691	BMC Software, Inc., Term Loan B	6.580%	3-Month LIBOR	4.250%	10/02/25	B	2,593,923
632	Compuware Corporation, Term Loan, First Lien	6.234%	1-Month LIBOR	4.000%	8/22/25	B	634,666
1,000	Datto, Inc., Term Loan	6.580%	3-Month LIBOR	4.250%	4/02/26	B	1,010,000
598	DiscoverOrg LLC, Term Loan B	6.734%	1-Month LIBOR	4.500%	2/02/26	B	598,126
655	Ellucian, Term Loan B, First Lien	5.580%	3-Month LIBOR	3.250%	9/30/22	B	655,454
998	Epicor Software Corporation, Term Loan B, (DD1)	5.490%	1-Month LIBOR	3.250%	6/01/22	B2	997,513
1,946	Greeneden U.S. Holdings II LLC, Term Loan B	5.484%	1-Month LIBOR	3.250%	12/01/23	B2	1,938,954
2,329	Infor (US), Inc., Term Loan B	5.080%	3-Month LIBOR	2.750%	2/01/22	Ba3	2,332,416
1,440	Informatica, Term Loan B	5.484%	1-Month LIBOR	3.250%	8/05/22	B1	1,448,674
973	Kronos Incorporated, Term Loan B	5.579%	3-Month LIBOR	3.000%	11/01/23	B	974,831
437	McAfee Holdings International, Inc., Term Loan, Second Lien	10.741%	1-Month LIBOR	8.500%	9/29/25	B–	443,516
1,524	McAfee LLC, Term Loan B	5.991%	1-Month LIBOR	3.750%	9/30/24	B	1,525,577
308	Micro Focus International PLC, New Term Loan	4.734%	1-Month LIBOR	2.500%	6/21/24	BB–	306,504
2,082	Micro Focus International PLC, Term Loan B	4.734%	1-Month LIBOR	2.500%	6/21/24	BB–	2,069,897
1,688	Micro Focus International PLC, Term Loan B2	4.484%	1-Month LIBOR	2.250%	11/19/21	BB–	1,687,965
671	Misys, New Term Loan, Second Lien, (DD1)	9.446%	1-Month LIBOR	7.250%	6/13/25	CCC+	668,735
1,315	Misys, New Term Loan, First Lien	5.734%	1-Month LIBOR	3.500%	6/13/24	B	1,292,573
126	Mitchell International, Inc., Initial Term Loan, First Lien	5.484%	1-Month LIBOR	3.250%	11/29/24	B2	119,893
133	Mitchell International, Inc., Initial Term Loan, Second Lien	9.484%	1-Month LIBOR	7.250%	12/01/25	CCC	125,667
450	Perforce Software Inc., Term Loan, First Lien	6.734%	1-Month LIBOR	4.500%	7/01/26	B2	449,721
731	RP Crown Parent LLC, Term Loan B	4.984%	1-Month LIBOR	2.750%	10/15/23	B1	731,067
1,420	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B3	4.484%	1-Month LIBOR	2.250%	4/16/25	BB+	1,421,485
967	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B4	4.484%	1-Month LIBOR	2.250%	4/16/25	BB	967,800
992	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B5	4.484%	1-Month LIBOR	2.250%	4/16/25	BB+	993,758
1,728	TIBCO Software, Inc., Term Loan B	6.390%	1-Month LIBOR	4.000%	6/30/26	B1	1,733,450
500	Ultimate Software, Term Loan, First Lien	6.080%	3-Month LIBOR	3.750%	5/04/26	B	504,647
28,729	Total Software						28,620,405

	Specialty Retail – 2.7% (1.6% of Total Investments)

699	Academy, Ltd., Term Loan B	6.397%	1-Month LIBOR	4.000%	7/01/22	CCC+	494,268
253	Neiman Marcus Group Inc., The Cash Pay Extended	8.380%	1-Month LIBOR	6.000%	10/25/23	CCC+	217,588
1,069	Petco Animal Supplies, Inc., Term Loan B1	5.506%	3-Month LIBOR	3.250%	1/26/23	B2	833,004
2,079	Petsmart Inc., Term Loan B, First Lien, (DD1)	6.380%	1-Month LIBOR	4.000%	3/11/22	B	2,045,008
916	Petsmart Inc., Term Loan B, (DD1)	5.380%	1-Month LIBOR	3.000%	3/11/22	B2	882,956
157	Serta Simmons Holdings LLC, Term Loan, Second Lien	10.314%	1-Month LIBOR	8.000%	11/08/24	CCC–	72,800
5,173	Total Specialty Retail						4,545,624

	Technology Hardware, Storage & Peripherals – 4.5% (2.7% of Total Investments)

3,513	Dell International LLC, Refinancing Term Loan B	4.240%	1-Month LIBOR	2.000%	9/07/23	BBB–	3,526,233
4,151	Western Digital, Term Loan B	4.012%	1-Month LIBOR	1.750%	4/29/23	Baa2	4,126,816
7,664	Total Technology Hardware, Storage & Peripherals						7,653,049

	Transportation Infrastructure – 0.7% (0.4% of Total Investments)

497	Atlantic Aviation FBO Inc., Term Loan	5.990%	1-Month LIBOR	3.750%	12/06/25	BB	504,341
741	Ceva Group PLC, Term Loan B	7.330%	3-Month LIBOR	5.000%	8/04/25	B1	652,781
1,238	Total Transportation Infrastructure						1,157,122

	Wireless Telecommunication Services – 2.4% (1.4% of Total Investments)

1,145	Sprint Corporation, Incremental Term Loan	5.250%	1-Month LIBOR	3.000%	2/02/24	Ba2	1,146,016
2,933	Sprint Corporation, Term Loan, First Lien	4.750%	1-Month LIBOR	2.500%	2/02/24	Ba2	2,929,934
4,078	Total Wireless Telecommunication Services						4,075,950
$257,541	Total Variable Rate Senior Loan Interests (cost $253,863,313)						250,270,698

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 9.3% (5.6% of Total Investments)

	Communications Equipment – 3.0% (1.8% of Total Investments)

$85	Avaya Inc, 144A, (5), (7)	7.000%	4/01/19	N/R	$—
2,085	Avaya Inc, 144A, (5), (7)	10.500%	3/01/21	N/R	—
3,509	Intelsat Jackson Holdings SA	5.500%	8/01/23	CCC+	3,232,666
1,790	Intelsat Jackson Holdings SA, 144A	9.750%	7/15/25	CCC+	1,852,650
7,469	Total Communications Equipment				5,085,316

	Containers & Packaging – 0.9% (0.5% of Total Investments)

1,502	Reynolds Group Issuer Inc	5.750%	10/15/20	B+	1,507,570

	Diversified Telecommunication Services – 0.2% (0.1% of Total Investments)

415	Consolidated Communications Inc	6.500%	10/01/22	B3	376,246

	Health Care Providers & Services – 0.6% (0.4% of Total Investments)

230	Tenet Healthcare Corp	6.000%	10/01/20	BB	236,613
325	Tenet Healthcare Corp	8.125%	4/01/22	B–	346,937
485	Tenet Healthcare Corp, 144A	6.250%	2/01/27	Ba3	501,975
1,040	Total Health Care Providers & Services				1,085,525

	Hotels, Restaurants & Leisure – 0.5% (0.3% of Total Investments)

863	Scientific Games International Inc	10.000%	12/01/22	B–	899,695

	Media – 2.8% (1.7% of Total Investments)

1,585	AMC Entertainment Holdings Inc	6.125%	5/15/27	B3	1,419,566
100	Charter Communications Operating LLC	3.579%	7/23/20	BBB–	100,789
250	Clear Channel Worldwide Holdings Inc, 144A	9.250%	2/15/24	CCC+	271,250
345	DISH DBS Corp	5.125%	5/01/20	BB–	348,881
2,835	iHeartCommunications Inc, (5), (7)	9.000%	12/15/19	N/R	—
795	iHeartCommunications Inc, (5), (7)	9.000%	3/01/21	N/R	—
6,046	iHeartCommunications Inc, (5), (7)	12.000%	8/01/21	N/R	—
2,131	iHeartCommunications Inc	8.375%	5/01/27	B–	2,242,751
420	Intelsat Luxembourg SA	8.125%	6/01/23	CCC–	339,024
14,507	Total Media				4,722,261

	Oil, Gas & Consumable Fuels – 0.4% (0.3% of Total Investments)

755	Denbury Resources Inc, 144A	9.250%	3/31/22	B	662,512
140	Denbury Resources Inc, 144A	7.750%	2/15/24	B	102,550
895	Total Oil, Gas & Consumable Fuels				765,062

	Pharmaceuticals – 0.2% (0.1% of Total Investments)

310	Advanz Pharma Corp	8.000%	9/06/24	B–	304,575

	Semiconductors & Semiconductor Equipment – 0.1% (0.0% of Total Investments)

106	Advanced Micro Devices Inc	7.500%	8/15/22	BB–	119,913

	Wireless Telecommunication Services – 0.6% (0.4% of Total Investments)

560	Intelsat Connect Finance SA, 144A	9.500%	2/15/23	CCC–	502,432
390	Sprint Corp	7.875%	9/15/23	B+	433,387
120	Sprint Corp	7.125%	6/15/24	B+	130,950
1,070	Total Wireless Telecommunication Services				1,066,769
$28,177	Total Corporate Bonds (cost $15,563,684)				15,932,932

Shares	Description (1)				Value

	COMMON STOCKS – 2.9% (1.6% of Total Investments)

	Diversified Consumer Services – 0.1% (0.0% of Total Investments)

9,343	Cengage Learning Holdings II Inc, (8), (9)				$116,507

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments July 31, 2019

Shares	Description (1)				Value

	Energy Equipment & Services – 0.3% (0.2% of Total Investments)

28,730	Transocean Ltd				$174,678
1,318	Vantage Drilling International, (8), (9)				311,048
	Total Energy Equipment & Services				485,726

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

13,189	Millennium Health LLC, (8), (9)				132
12,290	Millennium Health LLC, (7), (9)				13,515
11,533	Millennium Health LLC, (7), (9)				11,528
	Total Health Care Providers & Services				25,175

	Internet & Direct Marketing Retail – 0.0% (0.0% of Total Investments)

1,905	Catalina Marketing Corp, (8), (9)				9,525

	Marine – 0.0% (0.0% of Total Investments)

2,279	HGIM Corp, (8), (9)				31,906

	Media – 1.9% (1.1% of Total Investments)

272,893	Clear Channel Outdoor Holdings Inc, (9)				826,866
22,902	Cumulus Media Inc				346,049
135,343	iHeartMedia Inc, (9)				2,024,731
	Total Media				3,197,646

	Pharmaceuticals – 0.0% (0.0% of Total Investments)

4,093	Advanz Pharma Corp, (9)				54,519

	Software – 0.6% (0.3% of Total Investments)

78,957	Avaya Holdings Corp, (9)				950,642

	Specialty Retail – 0.0% (0.0% of Total Investments)

5,454	Gymboree Holding Corp, (8)				2,727
14,849	Gymboree Holding Corp, (8)				7,425
	Total Specialty Retail				10,152
	Total Common Stocks (cost $9,180,534)				4,881,798

Shares	Description (1)				Value

	COMMON STOCK RIGHTS – 0.2% (0.1% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.2% (0.1% of Total Investments)

1,468	Fieldwood Energy LLC, (8), (9)				$43,673
7,268	Fieldwood Energy LLC, (8), (9)				216,223
	Total Common Stock Rights (cost $207,458)				259,896

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CONVERTIBLE BONDS – 0.0% (0.0% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

$100	Denbury Resources Inc, 144A	6.375%	12/31/24	B	$60,778
$100	Total Convertible Bonds (cost $67,717)				60,778

Shares	Description (1)				Value

	WARRANTS – 0.1% (0.1% of Total Investments)

	Marine – 0.1% (0.1% of Total Investments)

10,185	HGIM Corp, (8)				$142,590

	Software – 0.0% (0.0% of Total Investments)

8,503	Avaya Holdings Corp, (8)				6,377
	Total Warrants (cost $972,568)				148,967
	Total Long-Term Investments (cost $279,855,274)				271,555,069

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 9.1% (5.4% of Total Investments)

	INVESTMENT COMPANIES – 9.1% (5.4% of Total Investments)

15,566,819	BlackRock Liquidity Funds T-Fund Portfolio, (10)	2.254% (11)	$15,566,819
	Total Short-Term Investments (cost $15,566,819)		15,566,819
	Total Investments (cost $295,422,093) – 168.4%		287,121,888
	Borrowings – (42.2)% (12), (13)		(72,000,000)
	Term Preferred Shares, net of deferred offering costs – (20.4)% (14)		(34,757,373)
	Other Assets Less Liabilities – (5.8)% (15)		(9,877,017)
	Net Assets Applicable to Common Shares – 100%		$170,487,498

Investments in Derivatives

Credit Default Swaps – OTC Cleared

Referenced Entity	Buy/Sell Protection (16)	Notional Amount	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Maturity Date	Premiums Paid (Received)	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
Cardinal Health, Inc.	Buy	$3,000,000	1.000%	Quarterly	6/20/24	$(6,824)	$19,511	$26,334	$(6,723)
Ford Motor Co.	Buy	2,000,000	5.000	Quarterly	6/20/24	(198,567)	(294,342)	(95,775)	(337)
Total		$5,000,000				$(205,391)	$(274,831)	$(69,441)	$(7,060)
Total credit default swaps premiums paid						$—
Total credit default swaps premiums received						$(205,391)
Total receivable for variation margin on swap contracts									$—
Total payable for variation margin on swap contracts									$(7,060)

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments July 31, 2019

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(6)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 8 – Senior Loan Commitments for more information.

(7)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(10)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(11)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(12)	Borrowings as a percentage of Total Investments is 25.1%.

(13)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(14)	Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 12.1%.

(15)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(16)

The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

JQC	Nuveen Credit Strategies Income Fund Portfolio of Investments July 31, 2019

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 156.2% (94.5% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 121.0% (73.2% of Total Investments) (2)

	Aerospace & Defense – 1.2% (0.7% of Total Investments)

$2,231	Rexnord LLC/ RBS Global, Inc., Term Loan, First Lien	4.234%	1-Month LIBOR	2.000%	8/21/24	BBB–	$2,243,931
11,850	Transdigm, Inc., Term Loan E	4.830%	3-Month LIBOR	2.500%	5/30/25	Ba3	11,773,804
14,081	Total Aerospace & Defense						14,017,735

	Airlines – 3.6% (2.1% of Total Investments)

2,939	American Airlines, Inc., Replacement Term Loan	4.379%	1-Month LIBOR	2.000%	10/10/21	BB+	2,941,024
12,592	American Airlines, Inc., Term Loan 2025	4.061%	3-Month LIBOR	1.750%	6/27/25	BB+	12,363,772
7,760	American Airlines, Inc., Term Loan B	4.241%	1-Month LIBOR	2.000%	4/28/23	BB+	7,743,510
3,438	American Airlines, Inc., Term Loan B	4.325%	1-Month LIBOR	2.000%	12/14/23	BB+	3,427,017
14,633	United Air Lines, Inc., Term Loan B	3.984%	1-Month LIBOR	1.750%	4/01/24	BBB–	14,643,853
41,362	Total Airlines						41,119,176

	Auto Components – 0.8% (0.5% of Total Investments)

9,000	Johnson Controls Inc., Term Loan B	5.734%	1-Month LIBOR	3.500%	4/30/26	Ba3	9,014,085

	Automobiles – 1.3% (0.8% of Total Investments)

14,775	Navistar, Inc., Term Loan B	5.830%	1-Month LIBOR	3.500%	11/06/24	Ba2	14,839,715

	Beverages – 1.1% (0.7% of Total Investments)

12,846	Jacobs Douwe Egberts, Term Loan B	4.438%	1-Month LIBOR	2.000%	11/01/25	Ba2	12,876,381

	Building Products – 1.5% (0.9% of Total Investments)

17,766	Quikrete Holdings, Inc., Term Loan B	4.984%	1-Month LIBOR	2.750%	11/15/23	BB–	17,653,985

	Capital Markets – 2.8% (1.7% of Total Investments)

11,111	Capital Automotive LP, Term Loan, First Lien, (DD1)	4.740%	1-Month LIBOR	2.500%	3/25/24	B1	11,109,757
20,473	RPI Finance Trust, Term Loan B6, (5)	4.234%	1-Month LIBOR	2.000%	3/27/23	BBB–	20,605,936
31,584	Total Capital Markets						31,715,693

	Chemicals – 3.3% (2.0% of Total Investments)

13,661	Axalta Coating Systems, Term Loan, First Lien	4.080%	3-Month LIBOR	1.750%	6/01/24	BBB–	13,613,277
11,062	Ineos US Finance LLC, Term Loan	4.258%	2-Month LIBOR	2.000%	4/01/24	BB+	10,912,534
13,945	Univar, Inc., Term Loan B	4.484%	1-Month LIBOR	2.250%	7/01/24	BB+	13,985,480
38,668	Total Chemicals						38,511,291

	Commercial Services & Supplies – 4.4% (2.6% of Total Investments)

18,079	ADS Waste Holdings, Inc., Term Loan B	4.599%	1-Week LIBOR	2.250%	11/10/23	BB+	18,138,195
15,123	Formula One Group, Term Loan B	4.734%	1-Month LIBOR	2.500%	2/01/24	B+	14,974,513
16,898	Trans Union LLC, Term Loan B3	4.234%	1-Month LIBOR	2.000%	4/10/23	BB+	16,965,560
50,100	Total Commercial Services & Supplies						50,078,268

	Communications Equipment – 1.2% (0.7% of Total Investments)

1,995	Avaya, Inc., Term Loan B	6.575%	1-Month LIBOR	4.250%	12/15/24	B	1,924,496
4,975	Mitel US Holdings, Inc., Term Loan, First Lien	6.734%	1-Month LIBOR	4.500%	11/30/25	B	4,857,714
6,856	Plantronics, Term Loan B	4.734%	1-Month LIBOR	2.500%	7/02/25	Ba1	6,866,349
13,826	Total Communications Equipment						13,648,559

	Containers & Packaging – 1.3% (0.8% of Total Investments)

5,397	Berry Global, Inc., Term Loan Q	4.629%	1-Month LIBOR	2.250%	10/01/22	BBB–	5,402,349
8,500	Berry Global, Inc., Term Loan U	4.902%	1-Month LIBOR	2.500%	7/01/26	BBB–	8,503,995
865	Crown Americas, Inc., Term Loan B	4.369%	1-Month LIBOR	2.000%	4/03/25	Baa2	869,755
14,762	Total Containers & Packaging						14,776,099

JQC	Nuveen Credit Strategies Income Fund (continued)
Portfolio of Investments July 31, 2019

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Diversified Consumer Services – 0.8% (0.5% of Total Investments)

$4,450	Cengage Learning Acquisitions, Inc., Term Loan B	6.484%	1-Month LIBOR	4.250%	6/07/23	B	$4,299,425
4,974	Houghton Mifflin, Term Loan B, First Lien, (DD1)	5.234%	1-Month LIBOR	3.000%	5/28/21	B	4,779,258
9,424	Total Diversified Consumer Services						9,078,683

	Diversified Financial Services – 0.6% (0.3% of Total Investments)

2,494	Getty Images, Inc., Initial Dollar Term Loan	6.750%	1-Month LIBOR	4.500%	2/19/26	B2	2,493,697
1,124	Lions Gate Entertainment Corp., Term Loan B	4.484%	1-Month LIBOR	2.250%	3/24/25	Ba2	1,124,404
7,271	Walter Investment Management Corporation, Term Loan B, First Lien, (6)	0.000%	N/A	N/A	6/30/22	Ca	2,781,113
10,889	Total Diversified Financial Services						6,399,214

	Diversified Telecommunication Services – 4.8% (2.9% of Total Investments)

11,241	CenturyLink, Inc., Initial Term Loan A	4.984%	1-Month LIBOR	2.750%	11/01/22	BBB–	11,259,840
1,940	CenturyLink, Inc., Term Loan B	4.984%	1-Month LIBOR	2.750%	1/31/25	BBB–	1,930,800
1,995	Frontier Communications Corporation, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B2	1,975,171
11,144	Level 3 Financing, Inc., Term Loan B, (5)	4.484%	1-Month LIBOR	2.250%	2/22/24	BBB–	11,168,240
8,933	Numericable Group S.A., Term Loan B13	6.325%	1-Month LIBOR	4.000%	8/14/26	B	8,904,631
20,000	Ziggo B.V., Term Loan E, (5)	4.825%	1-Month LIBOR	2.500%	4/15/25	B+	19,905,500
55,253	Total Diversified Telecommunication Services						55,144,182

	Electric Utilities – 2.1% (1.3% of Total Investments)

11,764	Vistra Operations Co., Term Loan B1	4.234%	1-Month LIBOR	2.000%	8/01/23	BBB–	11,795,354
12,834	Vistra Operations Co., Term Loan B3, (DD1)	4.270%	3-Month LIBOR	2.000%	12/31/25	BBB–	12,871,642
24,598	Total Electric Utilities						24,666,996

	Energy Equipment & Services – 0.2% (0.1% of Total Investments)

1,740	McDermott International, Term Loan, (DD1)	7.234%	1-Month LIBOR	5.000%	5/12/25	Ba3	1,667,183

	Entertainment – 0.1% (0.0% of Total Investments)

500	NASCAR Holdings, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	502,815

	Equity Real Estate Investment Trust – 0.3% (0.2% of Total Investments)

3,053	Communications Sales & Leasing, Inc., Shortfall Term Loan	7.234%	1-Month LIBOR	5.000%	10/24/22	Caa1	2,976,455

	Food & Staples Retailing – 2.2% (1.3% of Total Investments)

5,047	Albertson’s LLC, Term Loan B6	5.234%	1-Month LIBOR	3.000%	6/22/23	BB	5,062,418
2,496	Albertson’s LLC, Term Loan B7	5.234%	1-Month LIBOR	3.000%	11/17/25	BB	2,502,789
17,771	US Foods, Inc., Term Loan B	4.234%	1-Month LIBOR	2.000%	6/27/23	BBB–	17,778,901
25,314	Total Food & Staples Retailing						25,344,108

	Food Products – 1.9% (1.1% of Total Investments)

7,959	Chobani, Inc., Term Loan B	5.734%	1-Month LIBOR	3.500%	10/10/23	B1	7,892,040
13,741	JBS USA Lux S.A., Term Loan	4.734%	1-Month LIBOR	2.500%	5/01/26	Ba2	13,794,232
21,700	Total Food Products						21,686,272

	Health Care Equipment & Supplies – 4.5% (2.7% of Total Investments)

32,696	Acelity, Term Loan B	5.580%	3-Month LIBOR	3.250%	2/02/24	B1	32,830,885
12,193	Onex Carestream Finance LP, Term Loan, First Lien	7.984%	1-Month LIBOR	5.750%	2/28/21	B1	11,751,307
7,954	Onex Carestream Finance LP, Term Loan, Second Lien	11.734%	1-Month LIBOR	9.500%	6/07/21	B–	7,575,893
52,843	Total Health Care Equipment & Supplies						52,158,085

	Health Care Providers & Services – 9.2% (5.6% of Total Investments)

5,165	Acadia Healthcare, Inc., Term Loan B3	4.734%	1-Month LIBOR	2.500%	2/11/22	Ba2	5,178,811
9,917	Ardent Health, Term Loan, First Lien	6.734%	1-Month LIBOR	4.500%	6/30/25	B1	9,958,674
2,992	ATI Holdings Acquisition, Inc., Term Loan	5.770%	1-Month LIBOR	3.500%	5/10/23	B1	2,954,884
12,405	Brightspring Health, Term Loan B	6.880%	1-Month LIBOR	4.500%	3/05/26	B1	12,483,683
7,513	Civitas Solutions, Term Loan B	6.490%	1-Month LIBOR	4.250%	3/09/26	B1	7,569,683

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Health Care Providers & Services (continued)

$468	Civitas Solutions, Term Loan C	6.490%	1-Month LIBOR	4.250%	3/09/26	B1	$471,345
7,000	Concentra, Inc., Term Loan B	5.210%	3-Month LIBOR	2.750%	6/01/22	B+	7,019,705
14,291	ConvaTec, Inc., Term Loan B	4.580%	3-Month LIBOR	2.250%	10/25/23	BB	14,283,696
4,106	DaVita HealthCare Partners, Inc., Term Loan B	5.130%	1-Month LIBOR	2.750%	6/24/21	BBB–	4,110,818
12,611	Kindred at Home Hospice, Term Loan B	6.000%	1-Month LIBOR	3.750%	7/02/25	B1	12,697,286
4,478	Lifepoint Health, Inc., Term Loan	6.769%	1-Month LIBOR	4.500%	11/16/25	B+	4,509,402
6,765	Millennium Laboratories, Inc., Term Loan B, First Lien	8.734%	1-Month LIBOR	6.500%	12/21/20	Caa3	3,066,725
5,276	Pharmaceutical Product Development, Inc., Term Loan B	4.734%	1-Month LIBOR	2.500%	8/18/22	Ba3	5,274,970
8,463	Prospect Medical Holdings, Term Loan B1	7.875%	1-Month LIBOR	5.500%	2/22/24	B	8,458,170
159	Quorum Health Corp., Term Loan B	9.006%	3-Month LIBOR	6.750%	4/29/22	B1	157,423
8,185	Select Medical Corporation, Term Loan B	4.850%	3-Month LIBOR	2.500%	3/06/25	Ba2	8,179,996
109,794	Total Health Care Providers & Services						106,375,271

	Health Care Technology – 0.2% (0.1% of Total Investments)

2,571	Emdeon, Inc., Term Loan, (DD1), (5)	4.734%	1-Month LIBOR	2.500%	3/01/24	B+	2,569,620

	Hotels, Restaurants & Leisure – 15.3% (9.3% of Total Investments)

2,805	Aramark Corporation, Term Loan	4.080%	3-Month LIBOR	1.750%	3/11/25	BBB–	2,809,670
15,393	Burger King Corporation, Term Loan B3	4.484%	1-Month LIBOR	2.250%	2/16/24	Ba3	15,420,062
19,041	Caesars Entertainment Operating Company, Inc., Term Loan B	4.234%	1-Month LIBOR	2.000%	10/06/24	BB	19,023,537
18,223	Caesars Resort Collection, Term Loan, First Lien	4.984%	1-Month LIBOR	2.750%	12/23/24	BB	18,105,785
971	CCM Merger, Inc., Term Loan B	4.484%	1-Month LIBOR	2.250%	8/09/21	BB–	972,678
9,473	Equinox Holdings, Inc., Term Loan B1, (WI/DD)	TBD	TBD	TBD	TBD	B+	9,502,150
14,681	Hilton Hotels, Term Loan B2	4.016%	1-Month LIBOR	1.750%	6/22/26	BBB–	14,743,955
21,885	Life Time Fitness, Inc., Term Loan B	5.272%	3-Month LIBOR	2.750%	6/10/22	BB–	21,902,798
11,940	Marriott Ownership Resorts, Term Loan B	4.484%	1-Month LIBOR	2.250%	8/29/25	Baa3	11,994,685
4,644	MGM Growth Properties, Term Loan B	4.234%	1-Month LIBOR	2.000%	3/21/25	BB+	4,652,220
12,867	Scientific Games Corp., Initial Term Loan B5	4.984%	1-Month LIBOR	2.750%	8/14/24	Ba3	12,821,325
8,038	Stars Group Holdings, Term Loan B	5.830%	3-Month LIBOR	3.500%	7/10/25	B+	8,078,014
15,416	Station Casino LLC, Term Loan B	4.740%	1-Month LIBOR	2.500%	6/08/23	BB	15,471,759
9,000	Whataburger Restaurants, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B+	9,044,100
2,481	Wyndham International, Inc., Term Loan B	3.984%	1-Month LIBOR	1.750%	5/30/25	BBB–	2,490,753
9,680	YUM Brands, Term Loan B	4.050%	1-Month LIBOR	1.750%	4/03/25	BBB–	9,688,762
176,538	Total Hotels, Restaurants & Leisure						176,722,253

	Household Durables – 1.2% (0.7% of Total Investments)

4,430	Apex Tool Group LLC, Term Loan B	5.984%	1-Month LIBOR	3.750%	2/01/22	B2	4,259,032
14,348	Serta Simmons Holdings LLC, Term Loan, First Lien	5.865%	1-Month LIBOR	3.500%	11/08/23	CCC+	9,882,409
18,778	Total Household Durables						14,141,441

	Household Products – 2.5% (1.5% of Total Investments)

9,579	Energizer Holdings, Term Loan B	4.688%	1-Month LIBOR	2.250%	12/17/25	BB+	9,582,393
19,167	Reynolds Group Holdings, Inc., Term Loan, First Lien	4.984%	1-Month LIBOR	2.750%	2/05/23	B+	19,193,869
28,746	Total Household Products						28,776,262

	Insurance – 0.8% (0.5% of Total Investments)

9,736	Hub International Holdings, Inc., Term Loan B	5.267%	3-Month LIBOR	3.000%	4/25/25	B	9,649,263

	Interactive Media & Services – 0.7% (0.4% of Total Investments)

8,962	Rackspace Hosting, Inc., Refinancing Term B Loan, First Lien	5.576%	3-Month LIBOR	3.000%	11/03/23	BB–	8,340,177

	Internet Software & Services – 3.0% (1.8% of Total Investments)

18,021	Ancestry.com, Inc., Term Loan, First Lien	5.490%	1-Month LIBOR	3.250%	10/19/23	B	18,035,767
14,697	Dynatrace, Term Loan, First Lien	5.234%	1-Month LIBOR	3.000%	8/22/25	B1	14,733,579
306	Dynatrace, Term Loan, Second Lien	9.234%	1-Month LIBOR	7.000%	8/21/26	CCC+	309,273
4,000	SkillSoft Corporation, Term Loan, Second Lien	10.520%	3-Month LIBOR	8.250%	4/28/22	CCC	1,470,000
37,024	Total Internet Software & Services						34,548,619

JQC	Nuveen Credit Strategies Income Fund (continued)
Portfolio of Investments July 31, 2019

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	IT Services – 3.1% (2.0% of Total Investments)

$18,575	Sabre, Inc., Term Loan B	4.234%	1-Month LIBOR	2.000%	2/22/24	BB	$18,652,973
5,141	Syniverse Holdings, Inc., Term Loan C	7.325%	1-Month LIBOR	5.000%	3/09/23	B2	4,718,699
12,745	Tempo Acquisition LLC, Term Loan B, (5)	5.234%	1-Month LIBOR	3.000%	5/01/24	B1	12,779,961
36,461	Total IT Services						36,151,633

	Machinery – 1.1% (0.7% of Total Investments)

12,538	Gardner Denver, Inc., Term Loan B	4.984%	1-Month LIBOR	2.750%	7/30/24	BB+	12,585,641

	Marine – 0.2% (0.1% of Total Investments)

2,669	Harvey Gulf International Marine, Inc., Exit Term Loan	8.743%	3-Month LIBOR	6.000%	7/02/23	B	2,545,463

	Media – 12.0% (7.3% of Total Investments)

7,031	Acquisitions Cogeco Cable II L.P., Term Loan, First Lien	4.484%	1-Month LIBOR	2.250%	1/03/25	BB–	7,025,860
846	Advantage Sales & Marketing, Inc., Term Loan B2, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B2	785,575
905	Advantage Sales & Marketing, Inc., Term Loan, First Lien	5.580%	3-Month LIBOR	3.250%	7/23/21	B2	841,756
1,995	AMC Entertainment, Inc., Term Loan B	5.230%	6-Month LIBOR	3.000%	4/22/26	Ba2	2,000,247
451	Catalina Marketing Corporation, First Out Loan	9.814%	1-Month LIBOR	7.500%	2/15/23	B2	382,825
570	Catalina Marketing Corporation, Last Out PIK Term Loan, (cash 3.314, PIK 9.500%)	3.314%	1-Month LIBOR	1.000%	8/15/23	Caa2	270,786
10,877	Charter Communications Operating Holdings LLC, Term Loan B	4.330%	3-Month LIBOR	2.000%	4/30/25	BBB–	10,908,623
9,018	Cineworld Group PLC, Term Loan B	4.484%	1-Month LIBOR	2.250%	2/28/25	BB–	9,000,201
9,918	Clear Channel Communications, Inc., Exit Term Loan	6.579%	3-Month LIBOR	4.000%	5/01/26	BB–	10,004,366
9,197	CSC Holdings LLC, Term Loan B, (DD1)	4.825%	1-Month LIBOR	2.500%	1/25/26	BB	9,208,371
5,739	Cumulus Media, Inc., Exit Term Loan	6.740%	1-Month LIBOR	4.500%	5/13/22	B	5,787,715
5,000	Gray Television, Inc., Term Loan B2, (WI/DD)	TBD	TBD	TBD	TBD	BB	5,011,350
14,325	Meredith Corporation, Term Loan B1	4.984%	1-Month LIBOR	2.750%	1/31/25	BB	14,392,427
2,000	Nexstar Broadcasting, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	2,002,920
430	Nexstar Broadcasting, Inc., Term Loan B3	4.652%	1-Month LIBOR	2.250%	1/17/24	BB	429,177
2,160	Nexstar Broadcasting, Inc., Term Loan B3	4.491%	1-Month LIBOR	2.250%	1/17/24	BB	2,154,427
4,937	Sinclair Television Group, Term Loan B2	4.490%	1-Month LIBOR	2.250%	1/03/24	BB+	4,939,794
4,259	Springer Science & Business Media, Inc., Term Loan B13, First Lien	5.734%	1-Month LIBOR	3.500%	8/15/22	B	4,272,202
25,238	Tribune Media Company, Term Loan C	5.234%	1-Month LIBOR	3.000%	1/27/24	BB+	25,248,639
12,000	Virgin Media Investment Holdings Limited, Term Loan K	4.825%	1-Month LIBOR	2.500%	1/15/26	Ba3	12,040,020
12,127	WideOpenWest Finance LLC, Term Loan B	5.519%	1-Month LIBOR	3.250%	8/18/23	B	11,935,307
139,023	Total Media						138,642,588

	Multiline Retail – 0.8% (0.5% of Total Investments)

2,099	Belk, Inc., Term Loan B, First Lien	7.285%	3-Month LIBOR	4.750%	12/12/22	B2	1,708,997
7,880	EG America LLC, Term Loan, First Lien	6.330%	3-Month LIBOR	4.000%	2/07/25	B	7,816,066
9,979	Total Multiline Retail						9,525,063

	Oil, Gas & Consumable Fuels – 1.4% (0.8% of Total Investments)

2,000	California Resources Corporation, Term Loan	12.616%	1-Month LIBOR	10.375%	12/31/21	B	2,014,000
4,000	California Resources Corporation, Term Loan B	6.991%	1-Month LIBOR	4.750%	12/31/22	B	3,825,000
4,969	Fieldwood Energy LLC, Exit Term Loan	7.506%	3-Month LIBOR	5.250%	4/11/22	B+	4,587,834
6,896	Fieldwood Energy LLC, Exit Term Loan, second Lien	9.506%	3-Month LIBOR	7.250%	4/11/23	B+	5,718,377
17,865	Total Oil, Gas & Consumable Fuels						16,145,211

	Personal Products – 1.9% (1.2% of Total Investments)

9,597	Coty, Inc., Term Loan A	4.360%	1-Month LIBOR	2.000%	4/05/23	BB–	9,189,545
4,950	Coty, Inc., Term Loan B	4.610%	1-Month LIBOR	2.250%	4/07/25	BB–	4,795,312
10,204	Revlon Consumer Products Corporation, Term Loan B, First Lien	6.022%	3-Month LIBOR	3.500%	11/16/20	B3	8,359,211
24,751	Total Personal Products						22,344,068

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Pharmaceuticals – 2.4% (1.4% of Total Investments)

$16,578	Alphabet Holding Company, Inc., Initial Term Loan, First Lien	5.734%	1-Month LIBOR	3.500%	9/26/24	B–	$15,721,387
7,895	Valeant Pharmaceuticals International, Inc., Term Loan B	5.129%	1-Month LIBOR	2.750%	11/27/25	Ba2	7,903,145
3,572	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	5.379%	1-Month LIBOR	3.000%	6/02/25	Ba2	3,589,075
28,045	Total Pharmaceuticals						27,213,607

	Professional Services – 2.4% (1.5% of Total Investments)

936	Ceridian HCM Holding, Inc., Term Loan B	5.234%	1-Month LIBOR	3.000%	4/30/25	B2	943,362
19,148	On Assignment, Inc., Term Loan B	4.234%	1-Month LIBOR	2.000%	4/02/25	BB	19,196,290
8,883	Skillsoft Corporation, Initial Term Loan, First Lien	6.946%	6-Month LIBOR	4.750%	4/28/21	CCC+	7,567,456
28,967	Total Professional Services						27,707,108

	Real Estate Management & Development – 1.4% (0.8% of Total Investments)

2,000	GGP, Initial Term Loan A1	4.484%	1-Month LIBOR	2.250%	8/27/21	BB+	1,992,500
3,960	GGP, Initial Term Loan A2	4.484%	1-Month LIBOR	2.250%	8/28/23	BB+	3,856,224
10,193	GGP, Term Loan B	4.734%	1-Month LIBOR	2.500%	8/27/25	BB+	10,013,807
16,153	Total Real Estate Management & Development						15,862,531

	Road & Rail – 0.8% (0.5% of Total Investments)

8,806	Avolon LLC, Term Loan B3	4.022%	1-Month LIBOR	1.750%	1/30/25	Baa2	8,838,012

	Semiconductors & Semiconductor Equipment – 2.1% (1.2% of Total Investments)

5,857	Cabot Microelectronics, Term Loan B	4.500%	1-Month LIBOR	2.250%	11/14/25	BB+	5,879,136
3,791	Lumileds, Term Loan B	5.799%	3-Month LIBOR	3.500%	6/30/24	B+	2,558,594
8,911	Microchip Technology., Inc, Term Loan B	4.240%	1-Month LIBOR	2.000%	5/29/25	Baa3	8,921,958
6,302	ON Semiconductor Corporation, Term Loan B3	3.984%	1-Month LIBOR	1.750%	3/31/23	Baa3	6,299,329
24,861	Total Semiconductors & Semiconductor Equipment						23,659,017

	Software – 13.2% (8.0% of Total Investments)

4,297	Blackboard, Inc., Term Loan B4	7.300%	3-Month LIBOR	5.000%	6/30/21	B–	4,286,849
4	BMC Software, Inc., Term Loan B	6.580%	3-Month LIBOR	4.250%	10/02/25	B	3,768
18,059	Ellucian, Term Loan B, First Lien	5.580%	3-Month LIBOR	3.250%	9/30/22	B	18,083,611
7,982	Epicor Software Corporation, Term Loan B	5.490%	1-Month LIBOR	3.250%	6/01/22	B2	7,976,587
13,222	Greeneden U.S. Holdings II LLC, Term Loan B	5.484%	1-Month LIBOR	3.250%	12/01/23	B2	13,176,172
18,142	Infor (US), Inc., Term Loan B, (5)	5.080%	3-Month LIBOR	2.750%	2/01/22	Ba3	18,171,010
5,351	Informatica, Term Loan B	5.484%	1-Month LIBOR	3.250%	8/05/22	B1	5,382,898
2,919	Kronos Incorporated, Term Loan B	5.579%	3-Month LIBOR	3.000%	11/01/23	B	2,924,494
15,169	Kronos Incorporated, Term Loan B, Second Lien	10.829%	3-Month LIBOR	8.250%	11/01/24	CCC	15,709,472
1,850	Micro Focus International PLC, New Term Loan	4.734%	1-Month LIBOR	2.500%	6/21/24	BB–	1,839,024
12,492	Micro Focus International PLC, Term Loan B	4.734%	1-Month LIBOR	2.500%	6/21/24	BB–	12,419,384
9,612	Micro Focus International PLC, Term Loan B2	4.484%	1-Month LIBOR	2.250%	11/19/21	BB–	9,611,942
1,213	Misys, New Term Loan, Second Lien	9.446%	1-Month LIBOR	7.250%	6/13/25	CCC+	1,207,983
8,000	Press Ganey Holdings, Inc., Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B	7,994,000
3,920	RP Crown Parent LLC, Term Loan B	4.984%	1-Month LIBOR	2.750%	10/15/23	B1	3,918,618
5,842	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B3	4.484%	1-Month LIBOR	2.250%	4/16/25	BB+	5,849,555
3,978	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B4	4.484%	1-Month LIBOR	2.250%	4/16/25	BB	3,982,594
4,296	TIBCO Software, Inc., Term Loan B	6.390%	1-Month LIBOR	4.000%	6/30/26	B1	4,309,754
15,000	Ultimate Software, Term Loan, First Lien	6.080%	3-Month LIBOR	3.750%	5/04/26	B	15,139,425
151,348	Total Software						151,987,140

	Specialty Retail – 1.6% (1.0% of Total Investments)

699	Academy, Ltd., Term Loan B	6.397%	1-Month LIBOR	4.000%	7/01/22	CCC+	494,250
1,991	Petco Animal Supplies, Inc., Term Loan B1	5.506%	3-Month LIBOR	3.250%	1/26/23	B2	1,550,672
16,843	Petsmart Inc., Term Loan B, First Lien, (DD1)	6.380%	1-Month LIBOR	4.000%	3/11/22	B	16,564,645
313	Serta Simmons Holdings LLC, Term Loan, Second Lien	10.314%	1-Month LIBOR	8.000%	11/08/24	CCC–	145,601
19,846	Total Specialty Retail						18,755,168

JQC	Nuveen Credit Strategies Income Fund (continued)
Portfolio of Investments July 31, 2019

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Technology Hardware, Storage & Peripherals – 1.9% (1.2% of Total Investments)

$14,793	Dell International LLC, Refinancing Term Loan B	4.240%	1-Month LIBOR	2.000%	9/07/23	BBB–	$14,849,653
7,112	Western Digital, Term Loan B	4.012%	1-Month LIBOR	1.750%	4/29/23	Baa2	7,070,415
21,905	Total Technology Hardware, Storage & Peripherals						21,920,068

	Trading Companies & Distributors – 0.9% (0.6% of Total Investments)

10,835	HD Supply Waterworks, Ltd., Term Loan B	5.238%	3-Month LIBOR	2.750%	8/01/24	B+	10,846,268

	Transportation Infrastructure – 0.1% (0.1% of Total Investments)

524	Standard Aero, Canadien Term Loan	6.330%	3-Month LIBOR	4.000%	4/06/26	B	528,409
976	Standard Aero, USD Term Loan B	6.330%	3-Month LIBOR	4.000%	4/06/26	B	982,841
1,500	Total Transportation Infrastructure						1,511,250

	Wireless Telecommunication Services – 0.8% (0.5% of Total Investments)

3,990	Sprint Corporation, Incremental Term Loan	5.250%	1-Month LIBOR	3.000%	2/02/24	Ba2	3,993,087
4,888	Sprint Corporation, Term Loan, First Lien	4.750%	1-Month LIBOR	2.500%	2/02/24	Ba2	4,883,224
8,878	Total Wireless Telecommunication Services						8,876,311
$1,420,663	Total Variable Rate Senior Loan Interests (cost $1,415,039,702)						1,394,114,033

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 31.8% (19.2% of Total Investments)

	Aerospace & Defense – 1.0% (0.6% of Total Investments)

$3,000	Bombardier Inc, 144A			6.000%	10/15/22	B	$3,000,000
4,000	TransDigm Inc, (5)			6.000%	7/15/22	B–	4,041,200
4,000	TransDigm Inc, (5)			6.500%	7/15/24	B–	4,110,000
11,000	Total Aerospace & Defense						11,151,200

	Airlines – 0.4% (0.3% of Total Investments)

3,004	American Airlines Group Inc, 144A, (5)			4.625%	3/01/20	BB–	3,022,775
1,750	American Airlines Group Inc, 144A			5.000%	6/01/22	BB–	1,800,488
4,754	Total Airlines						4,823,263

	Auto Components – 0.4% (0.2% of Total Investments)

4,000	Panther BF Aggregator 2 LP / Panther Finance Co Inc, 144A, (5)			6.250%	5/15/26	BB	4,138,800

	Communications Equipment – 0.3% (0.2% of Total Investments)

19,375	Avaya Inc, 144A, (6), (7)			7.000%	4/01/19	N/R	—
9,250	Avaya Inc, 144A, (6), (7)			10.500%	3/01/21	N/R	—
4,000	CommScope Inc, 144A			5.500%	3/01/24	Ba1	4,050,000
32,625	Total Communications Equipment						4,050,000

	Consumer Finance – 2.3% (1.4% of Total Investments)

5,000	DAE Funding LLC, 144A, (5)			5.250%	11/15/21	BBB–	5,225,000
5,000	DAE Funding LLC, 144A, (5)			4.500%	8/01/22	BBB–	5,089,000
10,000	Refinitiv US Holdings Inc, 144A, (5)			6.250%	5/15/26	BB+	10,750,000
5,000	Verscend Escrow Corp, 144A			9.750%	8/15/26	CCC+	5,330,150
25,000	Total Consumer Finance						26,394,150

	Diversified Financial Services – 0.6% (0.3% of Total Investments)

3,000	Avolon Holdings Funding Ltd, 144A, (5)			5.250%	5/15/24	BBB–	3,220,260
3,000	Park Aerospace Holdings Ltd, 144A, (5)			5.500%	2/15/24	BBB–	3,240,900
6,000	Total Diversified Financial Services						6,461,160

	Diversified Telecommunication Services – 1.3% (0.8% of Total Investments)

3,000	CenturyLink Inc, (5)			6.450%	6/15/21	BB	3,146,400
8,000	CenturyLink Inc, (5)			5.800%	3/15/22	BB	8,320,000
2,000	CommScope Inc, 144A, (5)			5.000%	6/15/21	B1	2,000,000
2,000	Frontier Communications Corp, 144A			8.000%	4/01/27	B2	2,086,900
15,000	Total Diversified Telecommunication Services						15,553,300

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Food Products – 1.2% (0.7% of Total Investments)

$3,000	B&G Foods Inc, (5)	5.250%	4/01/25	BB–	$2,985,000
5,320	Chobani LLC, 144A	7.500%	4/15/25	CCC+	4,947,600
5,000	JBS Investments GmbH, 144A	6.250%	2/05/23	BB	5,087,550
1,000	Pilgrim’s Pride Corp, 144A	5.750%	3/15/25	BB	1,032,500
14,320	Total Food Products				14,052,650

	Health Care Equipment & Supplies – 0.6% (0.4% of Total Investments)

7,069	AMN Healthcare Inc, 144A, (5)	5.125%	10/01/24	Ba2	7,228,052

	Health Care Providers & Services – 7.6% (4.6% of Total Investments)

9,000	Centene Corp,	4.750%	1/15/25	BB+	9,180,180
4,000	Centene Corp, 144A, (5)	5.375%	6/01/26	BB+	4,225,000
3,000	Envision Healthcare Corp, 144A	8.750%	10/15/26	B–	2,077,500
12,000	Molina Healthcare Inc, (5)	5.375%	11/15/22	BB–	12,555,000
5,000	Molina Healthcare Inc, 144A, (5)	4.875%	6/15/25	BB–	5,037,500
6,650	Polaris Intermediate Corp, 144A, (cash 8.500%, PIK 8.500%)	8.500%	12/01/22	B–	6,167,875
4,850	RegionalCare Hospital Partners Holdings Inc / LifePoint Health Inc, 144A, (5)	9.750%	12/01/26	CCC+	5,147,063
1,200	Select Medical Corp, (5)	6.375%	6/01/21	B–	1,201,500
7,000	Tenet Healthcare Corp, (DD1)	8.125%	4/01/22	B–	7,472,500
10,500	Tenet Healthcare Corp, (5)	5.125%	5/01/25	Ba3	10,462,830
6,805	Vizient Inc, 144A, (5)	6.250%	5/15/27	B	7,230,312
8,000	WellCare Health Plans Inc, (5)	5.250%	4/01/25	BB	8,301,680
8,500	WellCare Health Plans Inc, 144A, (5)	5.375%	8/15/26	BB	8,989,855
86,505	Total Health Care Providers & Services				88,048,795

	Health Care Technology – 1.5% (0.9% of Total Investments)

17,840	Change Healthcare Holdings LLC, 144A, (5)	5.750%	3/01/25	B–	17,879,248

	Hotels, Restaurants & Leisure – 1.7% (1.0% of Total Investments)

6,500	International Game Technology PLC, 144A, (5)	6.250%	2/15/22	BB+	6,841,250
8,000	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 144A, (5)	4.750%	6/01/27	BB	8,190,000
3,250	Scientific Games International Inc	6.250%	9/01/20	CCC+	3,254,062
1,680	Scientific Games International Inc, (5)	10.000%	12/01/22	B–	1,751,434
19,430	Total Hotels, Restaurants & Leisure				20,036,746

	Internet & Direct Marketing Retail – 0.6% (0.4% of Total Investments)

7,000	Netflix Inc, (5)	4.875%	4/15/28	BB–	7,231,875

	IT Services – 1.0% (0.5% of Total Investments)

4,000	Go Daddy Operating Co LLC / GD Finance Co Inc, 144A, (5)	5.250%	12/01/27	B+	4,165,000
6,428	WEX Inc, 144A, (5)	4.750%	2/01/23	BB–	6,460,140
10,428	Total IT Services				10,625,140

	Machinery – 0.5% (0.3% of Total Investments)

6,000	Apex Tool Group LLC / BC Mountain Finance Inc, 144A	9.000%	2/15/23	CCC+	5,340,000

	Media – 2.9% (1.8% of Total Investments)

3,000	CCO Holdings LLC, (5)	5.250%	9/30/22	BB+	3,033,750
4,000	CCO Holdings LLC, 144A, (5)	5.125%	5/01/23	BB+	4,095,600
2,000	CCO Holdings LLC, 144A	5.750%	2/15/26	BB+	2,106,920
4,000	Clear Channel Worldwide Holdings Inc, 144A	9.250%	2/15/24	CCC+	4,340,000
2,860	CSC Holdings LLC, 144A, (5)	5.375%	7/15/23	BB	2,933,216
3,000	CSC Holdings LLC, 144A, (5)	5.500%	4/15/27	BB	3,142,500
10,609	iHeartCommunications Inc, (6), (7)	9.000%	12/15/19	N/R	—
240	iHeartCommunications Inc, (6), (7)	9.000%	3/01/21	N/R	—
42,258	iHeartCommunications Inc, (6), (7)	12.000%	8/01/21	N/R	—
1,335	iHeartCommunications Inc	6.375%	5/01/26	BB–	1,417,826

JQC	Nuveen Credit Strategies Income Fund (continued)
Portfolio of Investments July 31, 2019

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Media (continued)

$2,452	iHeartCommunications Inc	8.375%	5/01/27	B–	$2,580,279
2,000	Nielsen Co Luxembourg SARL, 144A, (5)	5.500%	10/01/21	BB	2,005,000
8,000	Univision Communications Inc, 144A	5.125%	5/15/23	B	7,942,400
85,754	Total Media				33,597,491

	Personal Products – 0.9% (0.5% of Total Investments)

11,000	Revlon Consumer Products Corp, (5)	5.750%	2/15/21	CCC	10,230,000

	Real Estate Management & Development – 0.8% (0.5% of Total Investments)

10,000	Realogy Group LLC / Realogy Co-Issuer Corp, 144A, (5)	5.250%	12/01/21	B	9,625,000

	Software – 1.5% (0.9% of Total Investments)

5,500	Blackboard Inc, 144A	9.750%	10/15/21	CCC–	5,355,625
5,000	IQVIA Inc, 144A, (5)	5.000%	5/15/27	BB	5,211,900
1,500	SS&C Technologies Inc, 144A	5.500%	9/30/27	B+	1,560,000
4,000	Symantec Corp, 144A, (5)	5.000%	4/15/25	Baa3	4,081,354
16,000	Total Software				16,208,879

	Technology Hardware, Storage & Peripherals – 1.3% (0.8% of Total Investments)

9,000	Dell International LLC / EMC Corp, 144A, (5)	5.875%	6/15/21	BB+	9,155,583
5,000	Dell International LLC / EMC Corp, 144A, (5)	7.125%	6/15/24	BB+	5,287,541
14,000	Total Technology Hardware, Storage & Peripherals				14,443,124

	Wireless Telecommunication Services – 3.4% (2.1% of Total Investments)

6,000	Hughes Satellite Systems Corp, (5)	5.250%	8/01/26	BBB–	6,357,000
16,100	Intelsat Connect Finance SA, 144A	9.500%	2/15/23	CCC–	14,444,920
6,000	Intelsat Jackson Holdings SA, 144A, (5)	8.500%	10/15/24	CCC+	5,985,600
12,000	T-Mobile USA Inc, (5)	6.375%	3/01/25	BB+	12,435,000
12,000	T-Mobile USA Inc, (7)	6.375%	3/01/25	N/R	—
52,100	Total Wireless Telecommunication Services				39,222,520
$455,825	Total Corporate Bonds (cost $359,288,865)				366,341,393

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CONVERTIBLE BONDS – 2.1% (1.3% of Total Investments)

	Biotechnology – 1.8% (1.1% of Total Investments)

$7,000	Acorda Therapeutics Inc	1.750%	6/15/21	N/R	$5,816,433
10,000	BioMarin Pharmaceutical Inc	0.599%	8/01/24	N/R	10,166,330
6,000	Clovis Oncology Inc	2.500%	9/15/21	N/R	5,145,446
23,000	Total Biotechnology				21,128,209

	Pharmaceuticals – 0.3% (0.2% of Total Investments)

3,000	Horizon Pharma Investment Ltd, (DD1)	2.500%	3/15/22	B	3,367,607
$26,000	Total Convertible Bonds (cost $25,465,630)				24,495,816

Shares	Description (1)				Value

	COMMON STOCKS – 1.1% (0.7% of Total Investments)

	Diversified Consumer Services – 0.1% (0.0% of Total Investments)

41,905	Cengage Learning Holdings II Inc, (8), (9)				$522,555

	Energy Equipment & Services – 0.2% (0.2% of Total Investments)

10,935	Vantage Drilling International, (8), (9)				2,580,660

Shares	Description (1)		Value

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

227,437	Millennium Health LLC, (8), (9)		$2,274
211,860	Millennium Health LLC, (7), (9)		232,971
198,883	Millennium Health LLC, (7), (9)		198,799
	Total Health Care Providers & Services		434,044

	Internet & Direct Marketing Retail – 0.0% (0.0% of Total Investments)

9,796	Catalina Marketing Corp, (8), (9)		48,980

	Marine – 0.0% (0.0% of Total Investments)

6,278	HGIM Corp, (8), (9)		87,892

	Media – 0.6% (0.4% of Total Investments)

51,719	Affinion Group Holdings Inc, (8)		12,930
338,831	Clear Channel Outdoor Holdings Inc, (9)		1,026,658
84,265	Cumulus Media Inc		1,273,244
281,046	iHeartMedia Inc, (9)		4,204,448
17,987	Tribune Co, (7)		9,893
	Total Media		6,527,173

	Pharmaceuticals – 0.1% (0.1% of Total Investments)

110,097	Advanz Pharma Corp, (9)		1,466,492

	Software – 0.1% (0.0% of Total Investments)

40,260	Avaya Holdings Corp, (9)		484,731
	Total Common Stocks (cost $28,748,443)		12,152,527

Shares	Description (1)		Value

	COMMON STOCK RIGHTS – 0.2% (0.1% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.2% (0.1% of Total Investments)

9,278	Fieldwood Energy LLC, (8), (9)		$276,020
45,924	Fieldwood Energy LLC, (8), (9)		1,366,239
	Total Common Stock Rights (cost $1,310,866)		1,642,259

Shares	Description (1)		Value

	WARRANTS – 0.0% (0.0% of Total Investments)

	Marine – 0.0% (0.0% of Total Investments)

28,051	HGIM Corp, (8)		$392,714

	Software – 0.0% (0.0% of Total Investments)

37,723	Avaya Holdings Corp, (8)		28,292
	Total Warrants (cost $6,043,241)		421,006
	Total Long-Term Investments (cost $1,835,896,747)		1,799,167,034

Shares	Description	Coupon	Value

	SHORT-TERM INVESTMENTS – 9.1% (5.5% of Total Investments)

	INVESTMENT COMPANIES – 9.1% (5.5% of Total Investments)

104,681,406	BlackRock Liquidity Funds T-Fund Portfolio, (10)	2.254% (11)	$104,681,406
	Total Short-Term Investments (cost $104,681,406)		104,681,406
	Total Investments (cost $1,940,578,153) – 165.3%		1,903,848,440
	Borrowings – (41.7)% (12), (13)		(480,000,000)
	Reverse Repurchase Agreements – (18.5)% (14)		(213,000,000)
	Other Assets Less Liabilities – (5.1)%		(59,071,034)
	Net Assets Applicable to Common Shares – 100%		$1,151,777,406

JQC	Nuveen Credit Strategies Income Fund (continued)
Portfolio of Investments July 31, 2019

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(5)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $341,322,406 have been pledged as collateral for reverse repurchase agreements.

(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(7)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(10)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(11)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(12)	Borrowings as a percentage of Total Investments is 25.2%.

(13)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(14)	Reverse Repurchase Agreements as a percentage of Total Investments is 11.2%.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

July 31, 2019

	NSL	JFR	JRO	JSD	JQC
Assets
Long-term investments, at value (cost $420,449,578, $1,018,880,422, $712,293,425, $279,855,274 and $1,835,896,747, respectively)	$405,270,612	$984,729,223	$688,789,942	$271,555,069	$1,799,167,034
Short-term investments, at value (cost approximates value)	13,492,573	43,812,049	36,427,860	15,566,819	104,681,406
Cash collateral at brokers for investments in swaps(1)	387,000	—	—	345,922	—
Unrealized appreciation on interest rate swaps	—	510,157	384,635	—	—
Receivable for:
Interest	1,806,464	4,084,161	2,528,967	1,069,710	10,357,618
Investments sold	5,631,655	12,768,796	7,380,673	2,503,424	8,925,980
Reclaims	—	—	—	—	17,480
Other assets	108,700	154,018	98,079	26,833	398,714
Total assets	426,697,004	1,046,058,404	735,610,156	291,067,777	1,923,548,232
Liabilities
Borrowings	114,000,000	264,500,000	178,800,000	72,000,000	480,000,000
Reverse repurchase agreements	—	—	—	—	213,000,000
Cash overdraft	—	—	—	718,318	—
Cash overdraft denominated in foreign currencies (cost $—, $—, $—, $55 and $174, respectively)	—	—	—	50	175
Credit default swaps premiums received	—	—	—	205,391	—
Unrealized depreciation on interest rate swaps	167,345	1,936	65,671	—	—
Payable for:
Dividends	1,419,463	3,475,209	2,520,080	1,017,110	13,908,830
Investments purchased	13,520,255	34,682,815	26,196,965	11,541,145	60,813,150
Unfunded senior loans	10,302	21,975	13,220	10,302	—
Variation margin on swap contracts	—	—	—	7,060	—
Term Preferred Shares (“Term Preferred”), net of deferred offering costs (liquidation preference $43,000,000, $115,000,000, $84,000,000, $35,000,000 and $—, respectively)	42,585,413	114,075,264	83,075,728	34,757,373	—
Accrued expenses:
Interest	142	—	458,792	1,663	2,123,400
Management fees	281,836	679,235	479,615	190,172	1,258,417
Trustees fees	81,613	152,742	96,788	18,393	393,214
Other	143,171	250,782	203,114	113,302	273,640
Total liabilities	172,209,540	417,839,958	291,909,973	120,580,279	771,770,826
Net assets applicable to common shares	$254,487,464	$628,218,446	$443,700,183	$170,487,498	$1,151,777,406
Common shares outstanding	38,611,472	56,918,468	40,541,218	10,095,648	135,609,290
Net asset value (“NAV”) per common share outstanding	$6.59	$11.04	$10.94	$16.89	$8.49
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$386,115	$569,185	$405,412	$100,956	$1,356,093
Paid-in-surplus	287,463,422	708,549,267	503,132,637	191,652,558	1,344,053,329
Total distributable earnings	(33,362,073)	(80,900,006)	(59,837,866)	(21,266,016)	(193,632,016)
Net assets applicable to common shares	$254,487,464	$628,218,446	$443,700,183	$170,487,498	$1,151,777,406
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Statement of Operations

Year Ended July 31, 2019

	NSL	JFR	JRO	JSD	JQC
Investment Income
Interest and dividends	$25,238,434	$60,022,817	$42,527,422	$17,561,942	$101,945,401
Fees	557,533	1,326,345	916,304	392,161	1,444,557
Total investment income	25,795,967	61,349,162	43,443,726	17,954,103	103,389,958
Expenses
Management fees	3,351,458	8,066,542	5,701,582	2,270,143	15,134,810
Interest expense and amortization of offering costs	4,731,056	13,138,046	8,725,210	3,468,320	24,798,526
Custodian fees	128,369	233,350	197,098	100,248	371,034
Trustees fees	11,697	28,614	20,084	7,905	53,021
Professional fees	52,950	94,503	80,936	49,375	106,946
Shareholder reporting expenses	43,291	91,174	69,155	26,134	149,818
Shareholder servicing agent fees	14,857	18,771	26,499	13,740	6,577
Stock exchange listing fees	10,804	6,416	11,344	6,824	37,959
Investor relations expenses	2,478	7,268	4,849	2,893	72,703
Other	30,914	57,530	23,516	43,074	34,075
Total expenses	8,377,874	21,742,214	14,860,273	5,988,656	40,765,469
Net investment income (loss)	17,418,093	39,606,948	28,583,453	11,965,447	62,624,489
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(12,961,836)	(22,162,068)	(19,639,235)	(6,255,418)	(68,293,099)
Swaps	(534,288)	165,763	(101,789)	(396,791)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(364,248)	(8,136,582)	(3,169,787)	(3,347,408)	44,989,600
Swaps	1,031,635	2,938,806	2,650,051	146,150	—
Net realized and unrealized gain (loss)	(12,828,737)	(27,194,081)	(20,260,760)	(9,853,467)	(23,303,499)
Net increase (decrease) in net assets applicable to common shares from operations	$4,589,356	$12,412,867	$8,322,693	$2,111,980	$39,320,990

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NSL		JFR
	Year Ended 7/31/19	Year(1) Ended 7/31/18	Year Ended 7/31/19	Year(1) Ended 7/31/18
Operations
Net investment income (loss)	$17,418,093	$16,516,893	$39,606,948	$37,297,459
Net realized gain (loss) from:
Investments and foreign currency	(12,961,836)	988,609	(22,162,068)	(3,918,156)
Swaps	(534,288)	(170,366)	165,763	710,097
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(364,248)	(1,461,678)	(8,136,582)	795,592
Swaps	1,031,635	(650,645)	2,938,806	(3,024,738)
Net increase (decrease) in net assets applicable to common shares from operations	4,589,356	15,222,813	12,412,867	31,860,254
Distributions to Common Shareholders(2)
Dividends(3)	(16,797,816)	(17,553,641)	(41,351,267)	(44,003,590)
Return of capital	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(16,797,816)	(17,553,641)	(41,351,267)	(44,003,590)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	—	—	5,297,434
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	139,663
Cost of shares repurchased and retired	(56,494)	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(56,494)	—	—	5,437,097
Net increase (decrease) in net assets applicable to common shares	(12,264,954)	(2,330,828)	(28,938,400)	(6,706,239)
Net assets applicable to common shares at the beginning of period	266,752,418	269,083,246	657,156,846	663,863,085
Net assets applicable to common shares at the end of period	$254,487,464	$266,752,418	$628,218,446	$657,156,846
(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 11 – New Accounting Pronouncements for further details.
(2)

The composition and per share amounts of the Funds’ distributions are presented in the Financial Highlights. The distribution information for the Funds as of their most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended July 31, 2018, the Funds’ distributions to shareholders were paid from net investment income.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	JRO		JSD
	Year Ended 7/31/19	Year(1) Ended 7/31/18	Year Ended 7/31/19	Year(1) Ended 7/31/18
Operations
Net investment income (loss)	$28,583,453	$26,747,901	$11,965,447	$12,002,204
Net realized gain (loss) from:
Investments and foreign currency	(19,639,235)	(2,177,791)	(6,255,418)	(1,771,955)
Swaps	(101,789)	661,463	(396,791)	(201,725)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(3,169,787)	828,220	(3,347,408)	1,590,671
Swaps	2,650,051	(2,851,257)	146,150	(104,691)
Net increase (decrease) in net assets applicable to common shares from operations	8,322,693	23,208,536	2,111,980	11,514,504
Distributions to Common Shareholders(2)
Dividends(3)	(29,824,066)	(32,185,250)	(12,508,508)	(13,098,094)
Return of capital	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(29,824,066)	(32,185,250)	(12,508,508)	(13,098,094)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	9,134,335	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	59,873	—	—
Cost of shares repurchased and retired	(176,868)	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(176,868)	9,194,208	—	—
Net increase (decrease) in net assets applicable to common shares	(21,678,241)	217,494	(10,396,528)	(1,583,590)
Net assets applicable to common shares at the beginning of period	465,378,424	465,160,930	180,884,026	182,467,616
Net assets applicable to common shares at the end of period	$443,700,183	$465,378,424	$170,487,498	$180,884,026
(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 11 – New Accounting Pronouncements for further details.
(2)

The composition and per share amounts of the Funds’ distributions are presented in the Financial Highlights. The distribution information for the Funds as of their most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended July 31, 2018, the Funds’ distributions to shareholders were paid from net investment income.

See accompanying notes to financial statements.

	JQC
	Year Ended 7/31/19	Year(1) Ended 7/31/18
Operations
Net investment income (loss)	$62,624,489	$59,827,455
Net realized gain (loss) from:
Investments and foreign currency	(68,293,099)	(9,945,000)
Swaps	—	1,412,527
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	44,989,600	(5,536,690)
Swaps	—	(1,375,436)
Net increase (decrease) in net assets applicable to common shares from operations	39,320,990	44,382,856
Distributions to Common Shareholders(2)
Dividends(3)	(80,837,610)	(72,567,457)
Return of capital	(42,792,971)	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(123,630,581)	(72,567,457)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—
Cost of shares repurchase and retired	(1,175,108)	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(1,175,108)	—
Net increase (decrease) in net assets applicable to common shares	(85,484,699)	(28,184,601)
Net assets applicable to common shares at the beginning of period	1,237,262,105	1,265,446,706
Net assets applicable to common shares at the end of period	$1,151,777,406	$1,237,262,105
(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 11 – New Accounting Pronouncements for further details.
(2)

The composition and per share amounts of the Funds’ distributions are presented in the Financial Highlights. The distribution information for the Funds as of their most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended July 31, 2018, the Funds’ distributions to shareholders were paid from net investment income.

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended July 31, 2019

	NSL	JFR	JRO	JSD	JQC
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$4,589,356	$12,412,867	$8,322,693	$2,111,980	$39,320,990
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(126,645,982)	(317,688,046)	(233,986,421)	(89,223,766)	(935,983,915)
Proceeds from sales and maturities of investments	130,734,916	334,027,825	245,763,177	93,692,982	1,033,280,420
Proceeds from (Purchases of) short-term investments, net	(3,371,144)	(20,270,959)	(19,271,499)	(7,448,314)	(37,968,376)
Proceeds from (Payments for) cash denominated in foreign currencies, net	70	179	119	3	(1)
Proceeds from (Payments for) closed foreign currency spot contracts	(40)	(102)	(68)	—	516
Premiums received (paid) for credit default swaps	—	—	—	216,371	—
Payment-in-kind distributions	(143,821)	(233,432)	(170,852)	(49,660)	(29,959)
Taxes paid	(95,983)	(95,254)	(56,218)	(19,589)	—
Proceeds from litigation settlement	—	—	—	—	203,751
Amortization (Accretion) of premiums and discounts, net	(1,811,631)	(2,651,360)	(2,263,134)	(1,374,659)	(306,008)
Amortization of deferred offering costs	183,646	252,303	162,703	192,939	—
(Increase) Decrease in:
Receivable for interest	(65,824)	315,017	545,652	206,850	(632,224)
Receivable for investments sold	(2,350,492)	(4,645,005)	(14,187)	952,744	26,417,320
Receivable for shares sold	—	31,001	—	—	—
Other assets	20,212	(3,976)	17,686	2,479	13,675
Increase (Decrease) in:
Payable for investments purchased	2,676,039	10,050,409	8,513,029	3,137,675	(18,416,348)
Payable for unfunded senior loans	(51,203)	(109,214)	(65,706)	(51,203)	—
Payable for variation margin on swap contracts	—	—	—	6,531	—
Accrued interest	(442)	—	27,865	1,663	(59,234)
Accrued management fees	(8,501)	(19,142)	(14,658)	(7,036)	(65,013)
Accrued Trustees fees	(3,207)	(3,676)	(2,300)	(23)	(16,193)
Accrued other expenses	(18,762)	8,168	(1,329)	15,713	(186,951)
Net realized (gain) loss from investments and foreign currency	12,961,836	22,162,068	19,639,235	6,255,418	68,293,099
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	364,248	8,136,582	3,169,787	3,347,408	(44,989,600)
Swaps(1)	(1,031,635)	(2,938,806)	(2,650,051)	(173,604)	—
Net cash provided by (used in) operating activities	15,931,656	38,737,447	27,665,523	11,792,902	128,875,949
Cash Flows from Financing Activities:
Proceeds from reverse repurchase agreements	—	—	—	—	70,000,000
(Payments for) reverse repurchase agreements	—	—	—	—	(2,000,000)
Proceeds from borrowings	—	10,200,000	—	—	25,000,000
Repayments of borrowings	—	—	—	—	(106,000,000)
(Payments for) Term Preferred Shares redeemed, at liquidation preference	—	(10,200,000)	—	—	—
Increase (Decrease) in cash overdraft	—	—	—	718,318	—
Increase (Decrease) in cash overdraft denominated in foreign currencies	(1,038)	(2,642)	(1,765)	(3)	157
Cash distributions paid to common shareholders	(16,647,124)	(41,117,805)	(29,643,640)	(12,440,823)	(114,702,292)
Cost of shares repurchased and retired	(56,494)	—	(176,868)	—	(1,175,108)
Net cash provided by (used in) financing activities	(16,704,656)	(41,120,447)	(29,822,273)	(11,722,508)	(128,877,243)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	(773,000)	(2,383,000)	(2,156,750)	70,394	(1,294)
Cash and cash collateral at brokers at the beginning of period	1,160,000	2,383,000	2,156,750	275,528	1,294
Cash and cash collateral at brokers at the end of period	$387,000	$—	$—	$345,922	$—

Supplemental Disclosure of Cash Flow Information	NSL	JFR	JRO	JSD	JQC
Cash paid for interest (excluding borrowing and amortization of offering costs)	$4,489,206	$12,885,743	$8,518,348	$3,229,096	$24,873,094
(1)	Excluding over-the-counter cleared swaps.

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Invest ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu lated Net Realized Gains	Total	Discount from Shares Repurchased and Retired		Premium from Shares Sold through Shelf Offering		Ending NAV	Ending Share Price

NSL
Year Ended 7/31:
2019	$6.91	$0.45	$(0.33)	$0.12	$(0.44)	$—	$(0.44)	$—	*	$—		$6.59	$5.90
2018	6.97	0.43	(0.04)	0.39	(0.45)	—	(0.45)	—		—		6.91	6.13
2017	6.76	0.46	0.21	0.67	(0.46)	—	(0.46)	—		—		6.97	6.83
2016	7.16	0.45	(0.43)	0.02	(0.42)	—	(0.42)	—	*	—		6.76	6.25
2015	7.51	0.45	(0.38)	0.07	(0.42)	—	(0.42)	—		—		7.16	6.34

JFR
Year Ended 7/31:
2019	11.55	0.70	(0.48)	0.22	(0.73)	—	(0.73)	—		—		11.04	9.76
2018	11.76	0.66	(0.10)	0.56	(0.77)	—	(0.77)	—		—	*	11.55	10.30
2017	11.36	0.73	0.46	1.19	(0.79)	—	(0.79)	—		—	*	11.76	11.83
2016	12.01	0.73	(0.66)	0.07	(0.72)	—	(0.72)	—		—		11.36	10.68
2015	12.59	0.75	(0.61)	0.14	(0.72)	—	(0.72)	—		—		12.01	10.67

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

1.81%	3.60%	$254,487	3.26%	6.77%	31%
5.91	(3.78)	266,752	2.90	6.24	29
10.22	17.00	269,083	2.64	6.70	55
0.61	5.89	261,071	2.53	6.84	29
0.96	(3.25)	276,530	2.37	6.08	34

2.03	1.98	628,218	3.43	6.25	32
5.01	(6.64)	657,157	2.99	5.68	29
10.76	18.63	663,863	2.63	6.28	59
0.93	7.50	626,627	2.46	6.52	26
1.15	(2.88)	662,801	2.29	6.08	33

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or borrowings (as described in Note 9 – Fund Leverage), where applicable.
	•	Each ratio includes the effect of all interest expense paid and other costs related to preferred shares and/or borrowings, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
NSL
Year Ended 7/31:
2019	1.84%
2018	1.46
2017	1.19
2016	1.08
2015	0.89

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JFR
Year Ended 7/31:
2019	2.07%
2018	1.61
2017	1.24
2016	1.08
2015	0.88

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu lated Net Realized Gains	Total	Discount from Shares Repurchased and Retired		Premium from Shares Sold through Shelf Offering		Ending NAV	Ending Share Price

JRO
Year Ended 7/31:
2019	$11.47	$0.70	$(0.49)	$0.21	$(0.74)	$—	$(0.74)	$—	*	$—		$10.94	$9.70
2018	11.70	0.66	(0.09)	0.57	(0.80)	—	(0.80)	—		—	*	11.47	10.23
2017	11.31	0.76	0.45	1.21	(0.83)	—	(0.83)	—		0.01		11.70	11.87
2016	12.05	0.77	(0.75)	0.02	(0.76)	—	(0.76)	—		—		11.31	10.72
2015	12.68	0.79	(0.66)	0.13	(0.76)	—	(0.76)	—		—		12.05	10.82

JSD
Year Ended 7/31:
2019	17.92	1.19	(0.98)	0.21	(1.24)	—	(1.24)	—		—		16.89	15.36
2018	18.07	1.19	(0.04)	1.15	(1.30)	—	(1.30)	—		—		17.92	16.67
2017	17.49	1.29	0.54	1.83	(1.25)	—	(1.25)	—		—	*	18.07	17.75
2016	18.63	1.21	(1.16)	0.05	(1.16)	(0.03)	(1.19)	—		—		17.49	16.16
2015	19.48	1.22	(0.87)	0.35	(1.16)	(0.04)	(1.20)	—		—		18.63	16.41

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)

Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

1.94%	2.19%	$443,700	3.31%	6.37%	34%
5.06	(7.38)	465,378	2.99	5.77	30
11.06	18.92	465,161	2.68	6.57	57
0.53	6.91	435,189	2.49	6.91	27
1.03	(6.74)	463,729	2.31	6.41	34

1.30	(0.30)	170,487	3.45	6.89	33
6.66	1.33	180,884	2.96	6.69	29
10.68	17.91	182,468	2.52	7.18	58
0.62	6.52	176,531	2.27	7.05	34
1.87	(3.27)	188,031	1.78	6.43	31

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or borrowings (as described in Note 9 – Fund Leverage), where applicable.
	•	Each ratio includes the effect of all interest expense paid and other costs related to preferred shares and/or borrowings, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JRO
Year Ended 7/31:
2019	1.94%
2018	1.59
2017	1.27
2016	1.08
2015	0.89

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JSD
Year Ended 7/31:
2019	2.00%
2018	1.44
2017	1.07
2016	0.82
2015	0.45

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of capital	Total	Discount from Shares Repurchased and Retired		Ending NAV	Ending Share Price

JQC
Year Ended 7/31:
2019	$9.11	$0.46	$(0.17)	$0.29	$(0.60)	$—	$(0.31)	$(0.91)	$—	*	$8.49	$7.68
2018	9.32	0.44	(0.12)	0.32	(0.53)	—	—	(0.53)	—		9.11	7.89
2017	9.25	0.52	0.18	0.70	(0.63)	—	—	(0.63)	—		9.32	8.69
2016	9.88	0.58	(0.60)	(0.02)	(0.61)	—	—	(0.61)	—	*	9.25	8.43
2015	10.25	0.62	(0.43)	0.19	(0.56)	—	—	(0.56)	—	*	9.88	8.59

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements and borrowings (as described in Note 9 – Fund Leverage), where applicable.
	•	Each ratio includes the effect of all interest expense and other costs related to reverse repurchase agreements and borrowings, where applicable, as follows:

JQC	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 7/31:
2019	2.08%
2018	1.67
2017	1.23
2016	1.01
2015	0.66

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

3.43%	9.33%	$1,151,777	3.42%	5.25%	59%
3.64	(3.09)	1,237,262	3.01	4.84	45
7.70	10.75	1,265,447	2.57	5.59	46
0.11	5.98	1,255,254	2.41	6.32	46
1.82	1.02	1,344,763	1.95	6.16	61

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (continued)

	Borrowings at the End of Period		VRTP Shares at the End of Period		Term Preferred at the End of Period		Borrowings, VRTP Shares and/or Term Preferred at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share(a)	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share	Asset Coverage Per $1 Liquidation Preference
NSL
Year Ended 7/31:
2019	$114,000	$3,610	$—	$—	$43,000	$2,621	$2.62
2018	114,000	3,717	—	—	43,000	2,699	2.70
2017	114,000	3,738	—	—	43,000	2,714	2.71
2016	101,000	4,030	45,000	278,816	—	—	2.79
2015	112,500	3,974	58,000	262,188	—	—	2.62

JFR
Year Ended 7/31:
2019	264,500	3,810	—	—	115,000	2,655	2.66
2018	254,300	4,077	—	—	125,200	2,732	2.73
2017	254,300	4,103	—	—	125,200	2,749	2.75
2016	240,800	4,051	108,000	279,652	—	—	2.80
2015	270,300	3,966	139,000	261,935	—	—	2.62

JRO
Year Ended 7/31:
2019	178,800	3,951	—	—	84,000	2,688	2.69
2018	178,800	4,073	—	—	84,000	2,771	2.77
2017	178,800	4,071	—	—	84,000	2,770	2.77
2016	166,800	4,059	75,000	279,979	—	—	2.80
2015	188,800	3,975	98,000	261,691	—	—	2.62

JSD
Year Ended 7/31:
2019	72,000	3,854	—	—	35,000	2,593	2.59
2018	72,000	3,998	—	—	35,000	2,691	2.69
2017	72,000	4,020	—	—	35,000	2,705	2.71
2016	64,000	4,305	—	—	35,000	2,783	2.78
2015	85,200	3,207	—	—	—	—	—

JQC
Year Ended 7/31:
2019	480,000	3,400	—	—	—	—	—
2018	561,000	3,205	—	—	—	—	—
2017	561,000	3,256	—	—	—	—	—
2016	561,000	3,238	—	—	—	—	—
2015	640,000	3,101	—	—	—	—	—

(a)

Beginning with the fiscal year ended July 31, 2017, the Funds are calculating Asset Coverage Per $1,000 of Borrowings as defined under the 1940 Act and not as defined for financial reporting purposes. For purposes of calculating Asset Coverage as defined under the 1940 Act, the outstanding preferred shares are excluded because they are treated as equity for regulatory purposes. The Asset Coverage amounts presented in the table above are calculated in accordance with the 1940 Act, and therefore the Asset Coverage per $1,000 of Borrowings reflects the amount of Fund total assets (less all liabilities not represented by borrowings and preferred shares) per $1,000 of borrowings alone.

For financial reporting purposes, preferred shares are considered to be debt. For the fiscal years ended July 31, 2015 and July 31, 2016, the Asset Coverage amounts per $1,000 of Borrowings reflected the amount of Fund total assets (less all liabilities not represented by borrowings and preferred shares) per $1,000 of the combined amount of borrowings and outstanding preferred shares and the Asset Coverage amounts per financial reporting purposes as follows:

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share
NSL
Year Ended 7/31:
2016	$101,000	$2,788
2015	112,500	2,622

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share
JFR
Year Ended 7/31:
2016	$240,800	$2,797
2015	270,300	2,619

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share
JRO
Year Ended 7/31:
2016	$166,800	$2,800
2015	188,800	2,617

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share
JSD
Year Ended 7/31:
2016	$64,000	$2,783

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Senior Income Fund (NSL)

•	Nuveen Floating Rate Income Fund (JFR)

•	Nuveen Floating Rate Income Opportunity Fund (JRO)

•	Nuveen Short Duration Credit Opportunities Fund (JSD)

•	Nuveen Credit Strategies Income Fund (JQC)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NSL, JFR, JRO, JSD and JQC were organized as Massachusetts business trusts on August 13, 1999, January 15, 2004, April 27, 2004, January 3, 2011 and May 17, 2003, respectively.

The end of the reporting period for the Funds is July 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2019 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management, LLC (“Symphony”), an affiliate of Nuveen, under which Symphony manages the investment portfolios of the Funds. The Adviser is responsible for overseeing the Funds’ investments in interest rate and credit default swap contracts.

Investment Objectives and Principal Investment Strategies

NSL’s investment objective is to achieve a high level of current income, consistent with capital preservation. The Fund invests at least 80% of its managed assets (as defined in Note 7 – Management Fees) in adjustable rate senior loans. Senior loans that satisfy the 80% requirement may be secured or unsecured so long as any unsecured senior loans are investment grade quality. The Fund invests at least 65% of its managed assets in adjustable rate senior loans that are secured by specific collateral. The Fund may invest a substantial portion of its managed assets in senior loans and other debt instruments that are, at the time of investment, rated below investment grade or are unrated but judged to be of comparable quality by Symphony.

JFR’s investment objective is to achieve a high level of current income. The Fund invests at least 80% of its managed assets in adjustable rate loans, primarily secured senior loans. As part of the 80% requirement, the Fund also may invest in unsecured senior loans and secured and unsecured subordinated loans. The Fund invests at least 65% of its managed assets in adjustable rate senior loans that are secured by specific collateral. The Fund may invest a substantial portion of its managed assets in senior loans and other debt instruments that are, at the time of investment, rated below investment grade or are unrated but judged to be of comparable quality by Symphony.

JRO’s investment objective is to achieve a high level of current income. The Fund invests at least 80% of its managed assets in adjustable rate loans, primarily secured senior loans. As part of the 80% requirement, the Fund also may invest in unsecured senior loans and secured and unsecured subordinated loans. The Fund invests at least 65% of its managed assets in adjustable rate senior loans that are secured by specific collateral.

JSD’s investment objective is to provide current income and the potential for capital appreciation. Under normal market circumstances the Fund will invest at least 70% of its managed assets in adjustable rate corporate debt instruments, including senior secured loans, second lien loans and other adjustable rate corporate debt instruments. The Fund may make limited tactical investments in high yield debt and other debt instruments of up to 30% of its managed assets. No more than 30% of the Fund’s managed assets may be invested in debt instruments that are, at the time of investment, rated CCC+ or Caa or below by any Nationally Recognized Statistical Rating Organization or that are unrated but judged by Symphony, to be of comparable quality. The Fund may enter into tactical short positions consisting primarily of high yield debt, either directly or through the use of derivatives, including credit default swaps, creating investment exposure or hedging existing long (positive) investment exposure in a notional amount up to 20% of its managed assets. The Fund may invest up to 20% of its managed assets in debt instruments of non-U.S. issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund’s investments in debt instruments of non-U.S. issuers may include debt instruments of issuers located, or conducting their business, in emerging markets countries.

JQC’s investment objectives are high current income and total return. The Fund meets its investment objectives by investing approximately 70% of its managed assets in senior secured and second lien loans, and up to 30% of its managed assets across the capital structure of companies (including equity securities) with a primary emphasis on high yield bonds, convertible securities and other forms of income-producing securities.

The Funds can invest up to 5% in iBOXX Loan Total Return Swaps.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	NSL	JFR	JRO	JSD	JQC
Outstanding when-issued/delayed delivery purchase commitments	$13,515,777	$34,660,103	$26,181,134	$11,539,981	$60,809,080

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are recognized as “Fees” on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Dividends to common shareholders, if any, are declared monthly. For NSL, JFR, JRO and JSD net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

For the period August 1, 2018 through December 31, 2018, JQC’s regular monthly distributions were sourced entirely from net investment income. Effective in conjunction with the declaration of the January 2019 distribution, the Fund has implemented a capital return plan where a supplemental amount is expected to be included in the Fund’s regular monthly distribution. Under this program, the Fund’s regular monthly distribution is expected to include net investment income, return of capital and potentially capital gains for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of July 31 each year.

Notes to Financial Statements (continued)

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAV’s on the valuation date and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NSL	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$374,654,719	$—		$374,654,719
Corporate Bonds**	—	22,550,566	—	***	22,550,566
Common Stocks**	6,249,310	1,262,426	81,015		7,592,751
Common Stocks Rights**	—	252,191	—		252,191
Convertible Bonds	—	60,778	—		60,778
Warrants**	—	159,607	—		159,607

Short-Term Investments:
Investment Companies	13,492,573	—	—		13,492,573

Investments in Derivatives:
Interest Rate Swaps****	—	(167,345)	—		(167,345)
Total	$19,741,883	$398,772,942	$81,015		$418,595,840

Notes to Financial Statements (continued)

JFR	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$888,812,260	$—		$888,812,260
Corporate Bonds**	—	60,748,433	—	***	60,748,433
Common Stocks**	13,795,350	3,203,352	165,867		17,164,569
Investment Companies	10,869,536	—	—		10,869,536
Asset-Backed Securities	—	6,086,530	—		6,086,530
Common Stock Rights**	—	466,778	—		466,778
Convertible Bonds	—	106,361	—		106,361
Warrants**	—	474,756	—		474,756

Short-Term Investments:
Investment Companies	43,812,049	—	—		43,812,049

Investments in Derivatives:
Interest Rate Swaps****	—	508,221	—		508,221
Total	$68,476,935	$960,406,691	$165,867		$1,029,049,493

JRO
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$630,034,071	$—		$630,034,071
Corporate Bonds**	—	41,607,553	—	***	41,607,553
Common Stocks**	10,837,414	2,762,470	122,888		13,722,772
Asset-Backed Securities	—	2,560,939	—		2,560,939
Common Stock Rights**	—	481,563	—		481,563
Convertible Bonds	—	75,972	—		75,972
Warrants**	—	307,072	—		307,072

Short-Term Investments:
Investment Companies	36,427,860	—	—		36,427,860

Investments in Derivatives:
Interest Rate Swaps****	—	318,964	—		318,964
Total	$47,265,274	$678,148,604	$122,888		$725,536,766

JSD
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$250,270,698	$—		$250,270,698
Corporate Bonds**	—	15,932,932	—	***	15,932,932
Common Stocks**	4,377,485	479,270	25,043		4,881,798
Common Stock Rights**	—	259,896	—		259,896
Convertible Bonds	—	60,778	—		60,778
Warrants**	—	148,967	—		148,967

Short-Term Investments:
Investment Companies	15,566,819	—	—		15,566,819

Investments in Derivatives:
Credit Default Swaps****	—	(69,441)	—		(69,441)
Total	$19,944,304	$267,083,100	$25,043		$287,052,447

JQC
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$1,394,114,033	$—		$1,394,114,033
Corporate Bonds**	—	366,341,393	—	***	366,341,393
Convertible Bonds	—	24,495,816	—		24,495,816
Common Stocks**	8,455,573	3,255,291	441,663		12,152,527
Common Stock Rights**	—	1,642,259	—		1,642,259
Warrants**	—	421,006	—		421,006

Short-Term Investments:
Investment Companies	104,681,406	—	—		104,681,406
Total	$113,136,979	$1,790,269,798	$441,663		$1,903,848,440
*	Refer to the Fund’s Portfolio of Investments for industry classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3.
***	Value equals zero as of the end of the reporting period.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Notes to Financial Statements (continued)

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investment in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, NSL, JFR, JRO and JSD used cancellable interest rate swaps in which each Fund received payments based upon pre-determined fixed rates and paid one-month LIBOR plus a fixed spread. After a non-callable period, the swap counterparty owns the right on future monthly dates to terminate the swap at par. The purpose of the cancellable interest rate swap is to convert a fixed rate Term Preferred Share issuance to floating rate, and the cancellation dates of the swap correspond to dates on which the Funds can call the Term Preferred Share issue.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	NSL	JFR	JRO	JSD
Average notional amount of interest rate swap contracts outstanding*	$43,000,000	$115,000,000	$84,000,000	$31,500,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Credit Default Swap Contracts

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. When a Fund has bought (sold) protection in a credit default swap upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) deliver (receive) that security, or an equivalent amount of cash, from the counterparty in exchange for receipt (payment) of the notional amount to the counterparty, or (ii) receive (pay) a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received (delivered) and the notional amount delivered (received) is recorded as a realized gain or loss. Payments paid (received) at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For OTC swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Assets and Liabilities.

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers for investments in swaps” on the Statement of

Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation. Conversely, if a Fund has unrealized depreciation the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current fiscal period, JSD invested in credit default swap contracts to provide a benefit if particular bonds’ credit quality worsened.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

JSD
Average notional amount of credit default swap contracts outstanding*	$2,600,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
NSL
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps	$(167,345)
JFR
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps	$510,157	Unrealized depreciation on interest rate swaps	$(1,936)
JRO
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps	$384,635	Unrealized depreciation on interest rate swaps	$(65,671)
JSD
Credit	Swaps (OTC Cleared)	—	$—	Payable for variation margin on swap contracts**^	$(69,441)
**	Value represents the unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability amount as described above.
^

Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
NSL	Morgan Stanley Capital Services LLC	$—	$(167,345)	$(167,345)	$167,345	$—
JFR	Morgan Stanley Capital Services LLC	510,157	(1,936)	508,221	(508,221)	—
JRO	Morgan Stanley Capital Services LLC	384,635	(65,671)	318,964	(271,532)	47,432
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

Notes to Financial Statements (continued)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
NSL	Interest rate	Swaps	$(534,288)	$1,031,635
JFR	Interest rate	Swaps	$165,763	$2,938,806
JRO	Interest rate	Swaps	$(101,789)	$2,650,051
JSD
	Credit	Swaps	$(259,682)	$(27,454)
	Interest rate	Swaps	(137,109)	173,604
Total			$(396,791)	$146,150

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares

Common Shares Equity Shelf Programs and Offering Costs

The following Funds have each filed registration statements with the Securities and Exchange Commission (“SEC”) authorizing each Fund to issue additional common shares through one or more equity shelf program (“Shelf Offering”), which became effective with the SEC during prior fiscal periods.

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund’s NAV per common share. In the event a Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the Fund’s current and prior fiscal period were as follows:

	NSL		JFR
	Year Ended 7/31/19	Year Ended 7/31/18*	Year Ended 7/31/19**	Year Ended 7/31/18
Additional authorized common shares	—	8,800,000	12,900,000	12,900,000
Common shares sold	—	—	—	452,068
Offering proceeds, net of offering costs	$—	$—	—	$5,297,434

	JRO		JSD
	Year Ended 7/31/19**	Year Ended 7/31/18	Year Ended 7/31/19	Year Ended 7/31/18*
Additional authorized common shares	8,500,000	8,500,000	—	1,000,000
Common shares sold	—	783,600	—	—
Offering proceeds, net of offering costs	$—	$9,134,335	$—	$—
*	Represents additional authorized common shares for the period August 1, 2017 through December 8, 2017.
**	Represent additional authorized common shares for the period August 1, 2018 through November 30, 2018.

Costs incurred by the Funds in connection with their initial shelf registrations were recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.

Common Share Transactions

Transactions in common shares during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NSL		JFR
	Year Ended 7/31/19	Year Ended 7/31/18	Year Ended 7/31/19	Year Ended 7/31/18
Common shares:
Sold through shelf offering	—	—	—	452,068
Issued to shareholders due to reinvestment of distributions	—	—	—	11,975
Repurchased and retired	(10,400)	—	—	—
Weighted average common share:
Premium to NAV per shelf offering share sold	—	—	—	1.38%
Price per share repurchased and retired	$5.41	—	—	—
Discount per share repurchased and retired	15.29%	—	—	—

	JRO		JQC
	Year Ended 7/31/19	Year Ended 7/31/18	Year Ended 7/31/19	Year Ended 7/31/18
Common shares:
Sold through shelf offering	—	783,600	—	—
Issued to shareholders due to reinvestment of distributions	—	5,155	—	—
Repurchased and retired	(20,000)	—	(157,700)	—
Weighted average common share:
Premium to NAV per shelf offering share sold	—	1.71%	—	—
Price per share repurchased and retired	$8.82	—	$7.43	—
Discount per share repurchased and retired	16.68%	—	16.16%	—

Preferred Shares

Term Preferred Shares

The following Funds have issued and have outstanding Term Preferred Shares (“Term Preferred”), with a $1,000 liquidation preference per share.

As of the end of the reporting, NSL, JFR, JRO and JSD had $42,585,413, $114,075,264, $83,075,728 and $34,757,373 Term Preferred at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ Term Preferred Shares outstanding as of the end of the reporting period, were as follows:

Fund	Series	Shares Outstanding	Liquidation Preference
NSL	2021	43,000	$43,000,000
JFR	2022	25,000	25,000,000
	2024	35,000	35,000,000
	2027	55,000	55,000,000

Notes to Financial Statements (continued)

Fund	Series	Shares Outstanding	Liquidation Preference
JRO	2022	10,000	$10,000,000
	2022-1	21,000	21,000,000
	2023	8,000	8,000,000
	2027	45,000	45,000,000
JSD	2020	35,000	$35,000,000

Each Fund is obligated to redeem its Term Preferred by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. The Term Preferred are subject to redemption at the option of each Fund, subject to payment of a premium for approximately one year following the date of issuance (“Optional Redemption Premium Expiration Date”), and at liquidation preference per share plus accumulated but unpaid dividends. Term Preferred are subject to mandatory redemption in certain circumstances. Each Fund may be obligated to redeem a certain amount of the Term Preferred if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share (plus any premium) plus any accumulated but unpaid dividends. The Term Redemption Date and Optional Redemption Premium Expiration Date for each Fund’s series of Term Preferred are as follows:

Fund	Series	Term Redemption Date	Optional Redemption Premium Expiration Date
NSL	2021	November 1, 2021	October 31, 2017
JFR	2022	January 1, 2022	December 31, 2017
	2024	June 1, 2024	N/A
	2027	January 1, 2027	December 31, 2017
JRO	2022	January 1, 2022	December 31, 2017
	2022-1	April 1, 2022	June 30, 2019
	2023	December 1, 2023	November 30, 2017
	2027	January 1, 2027	December 31, 2017
JSD	2020	November 1, 2020	October 31, 2016
N/A	– Not applicable

The average liquidation preference of Term Preferred outstanding and the annualized dividend rate for each Fund during the current fiscal period were as follows:

	NSL	JFR	JRO	JSD
Average liquidation preference of Term Preferred outstanding	$43,000,000	$118,129,863	$84,000,000	$35,000,000
Annualized dividend rate	2.00%	3.80%	3.33%	2.62%

Term Preferred generally do not trade, and market quotations are generally not available. Term Preferred are short-term instruments that pay a dividend rate, subject to adjustment as set forth in accordance with the offering documents. The fair value of Term Preferred is expected to be approximately its liquidation preference so long as the fixed “spread” on the Term Preferred remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund’s Adviser has determined that the fair value of Term Preferred is approximately its liquidation preference, but its fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of Term Preferred is a liability and is recognized as “Term Preferred Shares (“Term Preferred”), net of deferred offering costs” on the Statement of Assets and Liabilities.

Dividends on Term Preferred (which are treated as interest payments for financial reporting purposes) are at the rates set forth in its offering document. The initial dividend rate will expire approximately two years after the first issuance of shares and will be adjusted upwards semi-annually thereafter. Unpaid dividends on Term Preferred are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on Term Preferred are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred in connection with each Fund’s offering of Term Preferred were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Term Preferred Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

In conjunction with JFR’s redemption of Series 2019 Term Preferred, the remaining deferred offering costs of $52,114, were fully expensed during the current fiscal period, as the redemptions were deemed an extinguishment of debt.

Preferred Share Transactions

Transactions in preferred shares during the Funds’ current and prior fiscal period, where applicable, are noted in the following table.

Transactions in Term Preferred for the Funds, where applicable, were as follows:

	Year Ended July 31, 2019
JFR	Series	Shares	Amount
Term Preferred redeemed	2019	(10,200)	$(10,200,000)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period, were as follows:

	NSL	JFR	JRO	JSD	JQC
Purchases	$126,645,982	$317,688,046	$233,986,421	$89,223,766	$935,983,915
Sales and maturities	$130,734,916	$334,027,825	$245,763,177	$93,692,982	$1,033,280,420

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gain to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of timing differences in recognizing certain gains and losses on investment transactions and recognition of premium amortization (except for NSL). To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of July 31, 2019.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	NSL	JFR	JRO	JSD	JQC
Tax cost of investments	$433,976,095	$1,067,798,283	$751,383,665	$296,036,413	$1,949,011,330
Gross unrealized:
Appreciation	3,172,754	7,463,731	5,359,542	2,204,756	16,768,112
Depreciation	(18,385,664)	(46,720,742)	(31,525,405)	(11,119,281)	(61,931,002)
Net unrealized appreciation (depreciation) of investments	$(15,212,910)	$(39,257,011)	$(26,165,863)	$(8,914,525)	$(45,162,890)

		NSL	JFR	JRO	JSD
Tax cost of swaps		$—	$—	$—	$(274,831)
Net unrealized appreciation (depreciation) of swaps		(167,345)	508,221	318,964	—

Notes to Financial Statements (continued)

Permanent differences, primarily due to bond premium amortization adjustments, treatment of notional principal contracts, nondeductible offering costs, foreign currency transactions, investments in partnerships, distressed PIK bond adjustments and federal taxes paid, resulted in reclassifications among the Funds’ components of common share net assets as of July 31, 2019, the Funds’ tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2019, the Funds’ tax year end, were as follows:

	NSL	JFR	JRO	JSD	JQC
Undistributed net ordinary income[1]	$4,332,922	$7,722,320	$5,019,104	$1,868,300	$—
Undistributed net long-term capital gains	—	—	—	—	—

[1]  Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2019, paid on August 1, 2019. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2019 and July 31, 2018 was designated for purposes of the dividends paid deduction as follows:

2019	NSL	JFR	JRO	JSD	JQC
Distributions from net ordinary income[2]	$17,503,719	$45,612,741	$32,437,791	$13,396,971	$71,825,427
Distributions from net long-term capital gains	—	—	—	—	—
Return of capital	—	—	—	—	42,792,971

2018	NSL	JFR	JRO	JSD	JQC
Distributions from net ordinary income[2]	$18,645,372	$48,769,652	$35,379,514	$13,766,120	$74,671,845
Distributions from net long-term capital gains	—	—	—	—	—
Return of capital	—	—	—	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of July 31, 2019, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NSL	JFR	JRO	JSD	JQC
Not subject to expiration:
Short-term	$362,113	$1,044,180	$909,941	$759,857	$15,496,811
Long-term	20,553,514	45,317,913	35,573,406	12,420,287	118,937,369
Total	$20,915,627	$46,362,093	$36,483,347	$13,180,144	$134,434,180

7. Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	NSL JFR JRO JSD Fund-Level Fee Rate	JQC Fund-Level Fee Rate
For the first $500 million	0.6500%	0.6800%
For the next $500 million	0.6250	0.6550
For the next $500 million	0.6000	0.6300
For the next $500 million	0.5750	0.6050
For managed assets over $2 billion	0.5500	0.5800

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute ‘’eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of July 31, 2019, the complex-level fee for each Fund was 0.1573%.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the following Funds’ outstanding unfunded senior loan commitments were as follows:

	NSL	JFR	JRO	JSD
Outstanding unfunded senior loan commitments	$10,302	$21,975	$13,220	$10,302

Participation Commitments

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Funds had no such outstanding participation commitments.

9. Fund Leverage

Borrowings

Each Fund has entered into a borrowing arrangement (“Borrowings”) as a means of leverage.

Borrowings Information for NSL, JFR and JRO

The following Funds have entered into a revolving credit and security agreement with certain banks and their affiliates. As of the end of the reporting period, each Fund’s maximum commitment amount under its Borrowings is as follows:

	NSL	JFR	JRO
Maximum commitment amount	$115,000,000	$290,000,000	$195,000,000

Notes to Financial Statements (continued)

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	NSL	JFR	JRO
Outstanding balance on Borrowings	$114,000,000	$264,500,000	$178,800,000

For NSL, interest is charged at a rate equal to the higher of (a) 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.75% (0.80% prior to January 28, 2019) or (b) the Federal Funds rate plus 0.75% (0.80% prior to January 28, 2019). For JFR and JRO, interest is charged at a rate equal to 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.80%. NSL accrues 0.15% per annum on the undrawn balance if it is less than 50% of the maximum commitment amount; however, if the undrawn portion of the Borrowings is greater than 50% of the maximum commitment amount the Fund will accrue 0.25% per annum on the undrawn portion. JFR accrues 0.25% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 20% of the maximum commitment amount. JRO accrues 0.30% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 10% of the maximum commitment amount. NSL and JRO also accrued an upfront fee of 0.05% and 0.025% per annum on the maximum commitment amount, respectively.

On December 21, 2018, JFR and JRO renewed their Borrowings through December 20, 2019. On January 28, 2019, NSL renewed its Borrowings through January 27, 2020. Interest charged on NSL’s Borrowings was changed to the higher of (a) 1-Month LIBOR plus 0.75% or (b) the Federal Funds rate plus 0.75%. All other items of the Borrowings remain unchanged.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	NSL	JFR	JRO
Average daily balance outstanding	$114,000,000	$261,509,863	$178,800,000
Average annual interest rate	3.14%	3.16%	3.17%

Borrowings Information for JSD

The Fund has outstanding a 364-day revolving line of credit. As of the end of the reporting period, the Fund’s maximum commitment amount under its Borrowings is as follows:

JSD
Maximum commitment amount	$75,000,000

As of the end of the reporting period, the Fund’s outstanding balance on its Borrowings was as follows:

JSD
Outstanding balance on Borrowings	$72,000,000

Interest is charged on these Borrowings at a rate per annum equal to 1-Month LIBOR plus 0.80%. The Fund also accrued 0.15% per annum on the undrawn portion if it was less than 50% of the maximum commitment; however, if the undrawn portion of the Borrowings was greater than 50% of the maximum commitment amount the Fund accrued a 0.25% per annum on the undrawn portion of the Borrowings.

On October 31, 2018, JSD renewed its Borrowings through October 30, 2019. The Fund also accrued an upfront fee of 0.05% per annum on the maximum commitment amount. All other items of the Borrowings remain unchanged.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on the Fund’s Borrowings were as follows:

JSD
Average daily balance outstanding	$72,000,000
Average annual interest rate	3.16%

Borrowings Information for JQC

The Fund has entered into a borrowing agreement with a bank and its affiliate. As of the end of the reporting period, the Fund’s maximum commitment amount under its Borrowings is as follows:

JQC
Maximum commitment amount	$505,000,000

As of the end of the reporting period, the Fund’s outstanding balance on its Borrowings was as follows:

JQC
Outstanding balance on Borrowings	$480,000,000

For the period August 1, 2018 to September 11, 2018, the interest was charged on these Borrowings at a rate per annum equal to 3-Month LIBOR plus 1.15%. The Fund also accrued 1.15% per annum on any positive difference between 90% of the maximum commitment amount and the daily drawn amount.

On September 11, 2018, JQC amended its borrowings. Interest is charged on the Borrowings at a rate per annum equal to the 3-Month LIBOR plus 1.10%. The Fund also accrues 1.10% per annum on any positive difference between 90% of the maximum commitment amount and the daily drawn amount. All other items remain unchanged.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on the Fund’s Borrowings were as follows:

JQC
Average daily balance outstanding	$495,602,740
Average annual interest rate	3.63%

Other Borrowings Information for the Funds

In order to maintain their Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Each Fund’s Borrowings outstanding is fully secured by eligible securities held in its portfolio of investments.

Each Funds’ Borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount, undrawn balance and initial fees are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Reverse Repurchase Agreements

During the current fiscal period, JQC used reverse repurchase agreements as a means of leverage.

In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. The Fund will pledge assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements are recorded as a liability and recognized as “Reverse repurchase agreements” on the Statement of Assets and Liabilities.

Payments made on reverse repurchase agreements are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:

Counterparty	Rate	Principal Amount	Maturity*	Value	Value and Accrued Interest
Societe Generale	3-Month LIBOR plus 0.75%	$(213,000,000)	4/15/20	$(213,000,000)	$(213,622,450)
*	The Fund may repurchase the reverse repurchase agreement prior to the maturity date and/or counterparty may accelerate maturity upon pre-specified advance notice.

During the current fiscal period, the average daily balance outstanding and average interest rate on the Fund’s reverse repurchase agreements were as follows:

JQC
Average daily balance outstanding	$194,890,411
Average interest rate	3.32%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Counterparty	Reverse Repurchase Agreements*	Collateral Pledged to Counterparty**	Net Exposure
Societe Generale	$(213,622,450)	$213,622,450	$—
*	Represents gross value and accrued interest for the counterparty as reported in the preceding table.
**	As of the end of the reporting period, the value of the collateral pledged to the counterparty exceeded the value of the reverse repurchase agreements.

Notes to Financial Statements (continued)

10. Inter-Fund Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

11. New Accounting Pronouncements

Disclosure Update and Simplification

During August 2018, the SEC issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.

The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.

For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets.

As of July 31, 2018, the Funds’ Statement of Changes in Net Assets reflected the following UNII balances.

	NSL	JFR	JRO	JSD	JQC
UNII at the end of period	$492,596	$(6,939,292)	$(4,665,678)	$(1,022,611)	$(21,887,770)

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Funds’ financial statements.

12. Subsequent Events

Complex-Level Management Fee

Effective August 1, 2019 (subsequent to the close of the reporting period), “eligible assets” of the complex-level management fee will include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year.

Borrowings

During September 2019, JQC decreased the outstanding balance on its Borrowings to $460,000,000.

Additional Fund Information (Unaudited)

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L Wolff	Robert L. Young

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (800) 257-8787

Distribution Information

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends and/or short-term capital gain dividends as defined in the Internal Revenue Code Section 871(k) for the taxable year ended July 31, 2019:

	NSL	JFR	JRO	JSD	JQC
% of Interest-Related Dividends for the period August 1, 2018 through December 31, 2018	83.9%	81.0%	82.4%	83.3%	86.4%
% of Interest-Related Dividends for the period January 1, 2019 through July 31, 2019	82.9%	82.6%	83.1%	85.8%	86.4%

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NSL	JFR	JRO	JSD	JQC
Common shares repurchased	10,400	—	20,000	—	157,700

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Collateralized Loan Obligation (CLO): A security backed by a pool of debt, often low rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

∎	Convexity: A tool used in risk management to measure the sensitivity of bond duration to interest rate changes. Higher convexity generally means higher sensitivity to interest rate changes.

∎

Credit Suisse Leveraged Loan Index: A representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎

ICE BofAML U.S. High Yield Index: An index that tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

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Your Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of each Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for its respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Symphony Asset Management LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leverage financing for closed-end funds; the secondary market trading of the closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures); and leverage, capital and distribution management services. In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:

•

Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;

•	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;

•

Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;

•

Risk Management and Valuation Services – continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;

•

Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;

•

Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;

•

Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports;

•

Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope; and

•	with respect specifically to closed-end funds, such initiatives also included:

•

Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, refinancing existing leverage and negotiating reductions in associated leverage expenses;

•

Capital Management Services – ongoing capital management efforts through a share repurchase program as well as a shelf offering program that raises additional equity capital in seeking to enhance shareholder value;

•	Data and Market Analytics – continuing focus on analyzing data and market analytics to better understand the ownership cycles and secondary market experience of closed-end funds; and

•

Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B.	The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.

The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.

In addition to the foregoing, the Board recognized the importance of secondary market trading to shareholders and considered the evaluation of premiums and discounts at which the shares of the Nuveen closed-end funds trade to be a continuing priority for the Board. The Board and/or its Closed-end Fund committee consider premium and discount data at each quarterly meeting throughout the year as well as during the annual review.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

The Board’s determinations with respect to each Fund are summarized below.

For Nuveen Senior Income Fund, the Board noted that the Fund ranked in the third quartile of its Performance Peer Group in the one-, three- and five-year periods. In addition, the Fund outperformed its benchmark in the three-year period, but the

Fund’s performance was below the performance of its benchmark in the one- and five-year periods. The Board also noted that the Fund’s performance improved in the first quarter of 2019 with the Fund ranking in the second quartile for the one-year period and third quartile for the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Floating Rate Income Fund, the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group in the one-year period, the Fund ranked in the third quartile in the three- and five-year periods. In addition, the Fund outperformed its benchmark in the three-year period, but the Fund’s performance was below the performance of its benchmark in the one- and five-year periods. The Board, however, noted the Fund’s relative peer performance improved in the first quarter of 2019 with the Fund ranking in the third quartile of the Performance Peer Group for the one-, three-, and five-year periods ended March 29, 2019. The Board was satisfied with the Fund’s overall performance.

For Nuveen Floating Rate Income Opportunity Fund, the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group in the one-year period, the Fund ranked in the third quartile in the three- and five-year periods. In addition, the Fund outperformed its benchmark in the three-year period, but the Fund’s performance was below the performance of its benchmark in the one- and five-year periods. The Board, however, noted the Fund’s relative peer performance improved in the first quarter of 2019 with the Fund ranking in the second quartile of the Performance Peer Group for the one- and three-year periods and third quartile for the five-year period ended March 29, 2019. The Board was satisfied with the Fund’s overall performance.

For Nuveen Short Duration Credit Opportunities Fund, the Board noted that the Fund ranked in the third quartile of its Performance Peer Group for the one-year period and the second quartile in the three- and five-year periods. In addition, the Fund outperformed its benchmark in the three-year period, but the Fund’s performance was below the benchmark for the one- and five-year periods. The Board noted that the Fund’s performance improved in the first quarter of 2019 with the Fund ranking in the second quartile of the Performance Peer Group for the one- and five-year periods and third quartile for the three-year period ended March 29, 2019. The Board was satisfied with the Fund’s overall performance.

For Nuveen Credit Strategies Income Fund, the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group in the five-year period, the Fund ranked in the third quartile in the one- and three-year periods. The Fund’s performance was also below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2018. The Board, however, noted the Fund’s improved performance in the first quarter of 2019 with the Fund ranking in the first quartile of its Performance Peer Group in the one-year period, third quartile in the three-year period and fourth quartile in the five-year period ended March 29, 2019. Further, although the Fund’s performance was below the performance of its benchmark in the three- and five-year periods, the Fund outperformed the benchmark in the one-year period ended March 29, 2019. The Board considered the Adviser’s explanation of the factors that detracted from the Fund’s performance and was satisfied with the Adviser’s explanation. The Board also noted the steps taken in seeking to improve performance. The Board noted that it would continue to monitor the performance of this Fund.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across the Nuveen funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018.

With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.

The Independent Board Members noted that the Funds each had a net management fee and a net expense ratio that were below the respective peer averages. Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. For the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts; hedge funds; and sub-advised funds outside the Nuveen family. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

The Board recognized that each Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and hedge funds (along with their performance fee). The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and the hedge funds advised by the Sub-Adviser (along with their performance fee) and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers.

In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and hedge funds and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.

The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.

In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules. With respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered that an affiliate of the Adviser serves as co-manager in the initial public offerings of new closed-end funds for which it may receive revenue and serves as an underwriter on shelf offerings of existing closed-end funds for which it receives compensation. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.

The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	2008 Class II		163

∎ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		163

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa(2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		163

∎ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Chairman (since 2019), and Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		163

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President’s Council, Fordham University (since 2010); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		163

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		163

∎ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe, L.C. Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		163

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		163

∎ ROBERT L. YOUNG(2)			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class II		161

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Interested Board Member:

∎ MARGO L. COOK(3)			President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since 2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since 2017) of Nuveen, LLC; President (since August 2017), formerly Co-President (2016- 2017), formerly, Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		163

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2007

∎ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016

∎ WALTER M. KELLY			Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003

∎ DAVID J. LAMB			Managing Director (since 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015

∎ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002

∎ BRIAN J. LOCKHART			Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019

∎ JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years

Officers of the Fund (continued):

∎ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007

∎ WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC; and Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President	2018

∎ MICHAEL A. PERRY			Executive Vice President (since 2017), previously Managing Director from 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.
1967 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC.
1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008

∎ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017

∎ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013

∎ E. SCOTT WICKERHAM			Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisers, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years

Officers of the Fund (continued):

∎ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President (since 2010) and Associate General Counsel (since 2008) of Nuveen.
1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since |2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President Secretary	1988

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)	Mr. Young was appointed as a Board Member of each of the Nuveen Funds except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-A-0719D 944355-INV-Y-09/20

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Credit Strategies Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
July 31, 2019	$34,470	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

July 31, 2018	$34,470	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
July 31, 2019	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

July 31, 2018	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP ’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
July 31, 2019	$0	$0	$0	$0
July 31, 2018	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, Chair, William C. Hunter, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Symphony Asset Management, LLC (“Symphony” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

SYMPHONY

Symphony has adopted and implemented proxy voting guidelines to ensure that proxies are voted in the best interest of its Clients. These are merely guidelines and specific situations may call for a vote which does not follow the guidelines. In determining how to vote proxies, Symphony will follow the Proxy Voting Guidelines of the independent third party which Symphony has retained to provide proxy voting services (“Symphony’s Proxy Guidelines”).

Symphony has created a Proxy Voting Committee to periodically review Symphony’s Proxy Guidelines, address conflicts of interest, specific situations and any portfolio manager’s decision to deviate from Symphony’s Proxy Guideline, (including the third party’s guidelines). Under certain circumstances, Symphony may vote one way for some Clients and another way for other Clients. For example, votes for a Client who provides specific voting instructions may differ from votes for Clients who do not provide proxy voting instructions. However, when Symphony has discretion, proxies will generally be voted the same way for all Clients. In addition, conflicts of interest in voting proxies may arise between Clients, between Symphony and its employees, or a lending or other material relationship. As a general rule, conflicts will be resolved by Symphony voting in accordance with Symphony’s Proxy Guidelines when:

•

Symphony manages the account of a corporation or a pension fund sponsored by a corporation in which Clients of Symphony also own stock. Symphony will vote the proxy for its other Clients in accordance with Symphony’s Proxy Guidelines and will follow any directions from the corporation or the pension plan, if different than Symphony’s Proxy Guidelines;

•	An employee or a member of his/her immediate family is on the Board of Directors or a member of senior management of the company that is the issuer of securities held in Client’s account;

•	Symphony has a borrowing or other material relationship with a corporation whose securities are the subject of the proxy.

Proxies will always be voted in the best interest of Symphony’s Clients. Those situations that do not fit within the general rules for the resolution of conflicts of interest will be reviewed by the Proxy Voting Committee. The Proxy Voting Committee, after consulting with senior management, if appropriate, will determine how the proxy should be voted. For example, when a portfolio manager decides not to follow Symphony’s Proxy Guidelines, the Proxy Voting Committee will review a portfolio manager’s recommendation and determine how to vote the proxy. Decisions by the Proxy Voting Committee will be documented and kept with records related to the voting of proxies. A summary of specific votes will be retained in accordance with Symphony’s Books and Records Requirements which are set forth Symphony’s Compliance Manual and Code of Ethics.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Symphony Asset Management, LLC (“Symphony”), (also referred to as “Sub-Adviser”), as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Manager”) have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Scott Caraher, Senior Portfolio Manager, Co-Head of Investments, Head of Loans, is a member of the Risk Committee and responsible for Symphony’s retail and institutional bank loan-focused portfolios, including credit trading related to bank loans. Prior to joining Symphony in 2002, Mr. Caraher was an Investment Banking Analyst in the industrial group at Deutsche Banc Alex Brown in New York.

Jenny Rhee, Senior Portfolio Manager, Co-Head of Investments, Head of High Yield, joined Symphony in 2001. She is a member of the Risk Committee and responsible for Symphony’s high yield strategies, including the long-short credit strategy, the long-short credit opportunities strategy and credit trading related to high yield. Prior to joining the firm, she was a member of the equity research team at Epoch Partners, and she began her career as an Investment Banking Analyst at Credit Suisse First Boston.

Bernard Wong is a Co-Portfolio Manager of the Fund as of September 2019 and a member of Symphony’s investment team and his responsibilities include portfolio management for multi-strategy as well as fundamental research focusing on the retail sector. Prior to joining Symphony in 2005, Mr. Wong was an analyst at KBC Alternative Investment Management in its long-short credit group. Before that he was a finance manager at Gap Inc. and an associate in the Leveraged Finance group at Lehman Brothers.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed	As of 7/31/19	As of 7/31/19	As of 9/3/19
	Scott Caraher	Jenny Rhee	Bernard Wong
(a) RICs
Number of accts	11	9	0
Assets	$5.39 billion	$4.71 billion	$0

Other Accounts Managed	As of 7/31/19	As of 7/31/19	As of 9/3/19
	Scott Caraher	Jenny Rhee	Bernard Wong

(b) Other pooled accts
Non-performance fee accts
Number of accts	5	1	0
Assets	$1.21 billion	$66 million	$0
Performance fee accts
Number of accts	0	1	0
Assets	$0	$1.03 billion	$0

(c) Other
Non-performance fee accts
Number of accts	5	8	3
Assets	$1.25 billion	$8.5 million	$1.3 million
Performance fee accts
Number of accts	0	0	0
Assets	$0	$0	$0

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described above, the portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the sub-advisers may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Sub-adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Sub-adviser has adopted trade allocation procedures so that accounts with like investment strategies are treated fairly and equitably over time.

Item 8(a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio managers’ compensation is as follows:

Symphony’s senior management, specifically the four Co-Heads of Investment and Head of Business, determines base salaries in part on Symphony’s aggregate management and performance fees. Compensation is reviewed periodically to ensure competitiveness with comparable positions at similar asset management firms.

Similar to base salaries, the bonus pool is based in part on Symphony’s aggregate management and performance fees. The bonus pool is tied to the firm’s business results and allocated based on investment and individual performance

Bonus compensation is determined by senior management on a discretionary basis and not on fixed formulas. Investment professionals’ bonus payments depend on the role and responsibilities of the specific professional and are based on individual work performance, idea contribution to the investment team, strategy performance, and overall firm performance.

Additionally, all key members of the investment team, including the Co-Heads of Investments participate in an equity plan. The equity program entitles participants to annual sharing in Symphony’s income, both in the form of distributions and sharing in enterprise value through periodic, scheduled liquidity opportunities. The program vests over six-years and provides participants with a substantial, uncapped economic opportunity, while at the same time creating long-term alignment and facilitating orderly succession planning.

Equity program grants are also determined by Symphony senior management in consultation with senior management of Symphony’s parent, Nuveen.

Item 8(a)(4).	OWNERSHIP OF JQC SECURITIES AS OF JULY 31, 2019

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Scott Caraher				X
Jenny Rhee	X
Bernard Wong	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*	(a) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED	(b) AVERAGE PRICE PAID PER SHARE (OR UNIT)	(c) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED AS PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	(d)* MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE) OF SHARES (OR UNITS) THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
JULY 1-31, 2018	0	0	0	13,575,000
AUGUST 1-31, 2018	0	0	0	13,575,000
SEPTEMBER 1-30, 2018	0	0	0	13,575,000
OCTOBER 1-31, 2018	44,300	7.71	44,300	13,530,700
NOVEMBER 1-30, 2018	51,900	7.64	51,900	13,523,100
DECEMBER 1-31, 2018	61,500	7.06	61,500	13,513,500
JANUARY 1-31, 2019	0	0	0	13,575,000
FEBRUARY 1-28, 2019	0	0	0	13,575,000
MARCH 1-31, 2019	0	0	0	13,575,000
APRIL 1-30, 2019	0	0	0	13,575,000
MAY 1-31, 2019	0	0	0	13,575,000
JUNE 1-30, 2019	0	0	0	13,575,000
JULY 1-31, 2019	0	0	0	13,575,000
TOTAL	157,700

* The registrant’s repurchase program, for the repurchase of 13,575,000 shares, was authorized August 1, 2017. The program was reauthorized for a maximum repurchase amount of 13,575,000 shares on August 1, 2018. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Credit Strategies Income Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: October 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: October 7, 2019

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: October 7, 2019